SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to § 240.14a-12

Community Financial Shares, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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COMMUNITY FINANCIAL SHARES, INC.

357 Roosevelt Road

Glen Ellyn, Illinois 60137

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON                     , 2013

Dear Stockholders of Community Financial Shares, Inc.:

You are cordially invited to attend the annual meeting of stockholders of Community Financial Shares, Inc. (the “Company”) to be held on                     ,                     , 2013, at         :             .m., local time, at                                         .

The annual meeting is being held for the purpose of considering and acting upon the following:

1.	The election of each of the directors of the Company to serve for a term of one year;

2.	The approval of a proposal to change the Company’s state of incorporation from the State of Delaware to the State of Maryland;

3.	The approval of a proposal to amend the Certificate of Designations for the Company’s Series C Convertible Noncumulative Perpetual Preferred Stock (the “Series C Preferred Stock”) to include conversion blockers that will prevent a holder of the Series C Preferred Stock from converting shares of the Series C Preferred Stock to the extent that such conversion would result in the holder or its affiliates beneficially owning more than 9.9% or 4.9%, as applicable, of the Company’s outstanding common stock;

4.	Ratification of the appointment of BKD LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013;

5.	The approval of a non-binding resolution to approve the compensation of the Company’s named executive officers;

6.	An advisory vote on the frequency of the non-binding advisory vote on the compensation of the Company’s named executive officers; and

7.	Such other business that may properly come before the annual meeting.

NOTE: The Board of Directors is not aware of any other business to come before the annual meeting.

The Company’s Board of Directors recommends that you vote “FOR” each of the nominees and proposals set forth in (1) through (5) above and that you vote “ONE YEAR” with respect to proposal (6) above. Only stockholders of record at the close of business on                     , 2013 may vote at the annual meeting or any adjournment or postponement thereof. A proxy statement and proxy card for the annual meeting accompany this notice. The Company’s audited financial statements are included in the Company’s Annual Report on Form 10-K. It is important that your shares be represented and voted at the meeting. A printed proxy card for the annual meeting and a self-addressed, postage pre-paid envelope will be mailed to all shareholders of record on or about                     . Whether or not you plan to attend the annual meeting, please act promptly by marking, signing and dating your proxy card and returning it to the Company. As described more fully in the accompanying proxy statement, if you attend the meeting, you may vote your shares in person, even if you have previously submitted a written proxy.

By Order of the Board of Directors,

Christopher P. Barton
Corporate Secretary

Glen Ellyn, Illinois

                    , 2013

COMMUNITY FINANCIAL SHARES, INC.

357 Roosevelt Road

Glen Ellyn, Illinois 60137

PROXY STATEMENT FOR ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON                     , 2013

The Board of Directors of Community Financial Shares, Inc. (the “Company”) is providing this proxy statement to you in connection with the solicitation of proxies by the Board for the Company’s 2013 annual meeting of stockholders.

You are receiving this proxy statement and proxy card from us because you were the owner of record of shares of the Company’s common stock (the “Common Stock”) and/or Series C Convertible Noncumulative Perpetual Preferred Stock (the “Series C Preferred Stock”) as of                     , the record date for the annual meeting. This proxy statement describes the proposals on which we would like you to vote at the annual meeting. It also gives you information so that you can make an informed voting decision. We first provided access to this proxy statement and the accompanying proxy card to stockholders on or about                     , 2013.

The Company is the parent company of Community Bank-Wheaton/Glen Ellyn (the “Bank”), an Illinois state chartered bank that primarily serves the financial needs of the communities of Wheaton and Glen Ellyn, Illinois. The Company’s headquarters are located at 357 Roosevelt Road, Glen Ellyn, Illinois 60137.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDERS MEETING TO BE HELD ON                     , 2013

This proxy statement is available at http://www.cfs.ilstk.com. On this website, the Company also posts the Company’s 2012 Annual Report on Form 10-K, as filed with the U.S. Securities and Exchange Commission, including the Company’s 2012 audited consolidated financial statements.

VOTING AT THE ANNUAL MEETING

Date, Time and Place of the Annual Meeting

We will hold the annual meeting at                                         , at         :             .m., local time, on                     , 2013.

Who Can Vote

Record holders of the Company’s Common Stock and Series C Preferred Stock as of                      are entitled to notice of and to vote at the annual meeting. On the record date,                 shares of Common Stock were issued and outstanding and                 shares of Series C Preferred Stock were issued and outstanding. Each share of Common Stock is entitled to one vote on each matter to be submitted to a vote of stockholders at the annual meeting. Each share of Series C Preferred Stock is convertible into 100 shares of Common Stock and is therefore entitled to 100 votes on each matter to be submitted to a vote of stockholders at the annual meeting. The Common Stock and the Series C Preferred Stock, on a fully converted basis, are collectively referred to herein as the “Voting Securities.” As of the record date, there were                  Voting Securities entitled to vote on each matter to be submitted to a vote of stockholders at the annual meeting.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding Voting Securities entitled to vote are present at the annual meeting, either in person or by proxy.

Votes Required for Proposals. At this year’s annual meeting, stockholders will elect eight directors to serve for a term of one year. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected.

In voting on the proposal to change the Company’s state of incorporation from the State of Delaware to the State of Maryland, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To be approved, this proposal requires the affirmative vote of the holders of a majority of the outstanding Voting Securities.

In voting on the proposal to amend the Certificate of Designations for the Series C Preferred Stock, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To be approved, this proposal requires the affirmative vote of the holders of a majority of (i) the outstanding Voting Securities and (ii) the outstanding Series C Preferred Stock.

In voting on the ratification of the appointment of the appointment of BKD LLP as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, the proposal requires the affirmative vote of a majority of the votes cast at the annual meeting.

In voting on the advisory resolution to approve the compensation of the Company’s named executive officers, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, the proposal requires the affirmative vote of a majority of the votes cast at the annual meeting.

In voting on the advisory resolution regarding the frequency of the shareholder vote to approve the compensation of the named executive officers, you may vote for a frequency of one, two, or three years or abstain from voting. This matter will be determined by a plurality of the votes cast at the annual meeting.

Effect of Not Casting Your Vote. The rules of the New York Stock Exchange determine whether proposals presented at stockholder meetings are routine or non-routine. If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote on the proposal without receiving voting instructions from the owner. If a proposal is non-routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions. A broker non-vote occurs when a broker or other entity is unable to vote on a particular proposal and the broker or other entity has not received voting instructions from the beneficial owner. The ratification of BKD LLP as our independent registered public accounting firm for 2013 is currently considered a routine matter. However, the election of directors, the proposal to change the Company’s state of incorporation, the proposal to amend the Certificate of Designations for the Series C Preferred Stock and the two non-binding proposals regarding executive compensation are currently considered non-routine matters. As a result, if you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors or with respect to the proposal to change the Company’s state of incorporation, the proposal to amend the Certificate of Designations for the Series C Preferred Stock and the two non-binding proposals regarding executive compensation. If you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors or with respect to the proposal to change the Company’s state of incorporation, the proposal to amend the Certificate of Designations for the Series C Preferred Stock or the two non-binding proposals regarding executive compensation, no votes will be cast on your behalf. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm. If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election. In counting votes on the proposal to change the Company’s state of incorporation and on the proposal to amend the Certificate of Designations for the Series C Preferred Stock, abstentions and broker non-votes will have the same effect as a vote against each proposal. In counting votes on the ratification of the appointment of the independent registered public accounting firm and the two advisory proposals regarding the compensation of the Company’s named executive officers, abstentions and broker non-votes will have no effect on the outcome of the proposal.

Attending the Annual Meeting; Voting by Proxy

You may attend the annual meeting and vote your shares in person. You also may choose to vote by mail by completing a proxy card, dating and signing it, and returning it in to the Company. A printed proxy card for the annual meeting and a self-addressed, postage pre-paid envelope will be mailed to all shareholders of record on or about                     .

If you are a stockholder whose shares are held in “street name” (i.e., in the name of a broker, bank or other record holder) you must direct the record holder of your shares how to vote your shares. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other holder of record in connection with this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your Voting Securities held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

The Company’s Board of Directors is sending you this proxy statement to request that you allow your Voting Securities to be represented at the annual meeting by the persons named on the proxy card. All Voting Securities represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends that you vote:

•	“FOR” each of the nominees for director;

•	“FOR” the proposal to change the Company’s state of incorporation from the State of Delaware to the State of Maryland;

•

“FOR” the proposal to amend the Certificate of Designations for the Series C Preferred Stock to include conversion blockers that will prevent a holder of the Series C Preferred Stock from converting shares of the Series C Preferred Stock to the extent that such conversion would result in the holder or its affiliates beneficially owning more than 9.9% or 4.9%, as applicable, of the Company’s outstanding common stock;

•	“FOR” the ratification of the appointment of BKD LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013;

•	“FOR” the approval of a non-binding resolution to approve the compensation of the Company’s named executive officers; and

•	To hold the advisory vote to approve the compensation of the Company’s named executive officers every year.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your Voting Securities may be voted by the persons named in the proxy card on the new meeting date, provided that the new meeting occurs within 30 days of the annual meeting and you have not revoked your proxy. The Company does not currently know of any other matters to be presented at the meeting.

How You May Revoke or Change Your Vote

You can revoke your proxy at any time before it is voted at the annual meeting by any of the following methods:

•	Submitting a later-dated proxy by mail

•	Sending a written notice of revocation of proxy, prior to the taking of the vote at the meeting, to the Secretary of the Company at:

Community Financial Shares, Inc.

357 Roosevelt Road

Glen Ellyn, Illinois 60137

Attention: Christopher P. Barton, Secretary

Facsimile: (630) 545-0399

•

Attending the annual meeting and voting in person, although your attendance at the annual meeting will not in and of itself revoke your proxy. You must also vote your shares at the meeting. If your shares are held in the name of a bank, broker or other record holder, you must obtain a proxy, executed in your favor, from the record holder to be able to vote at the annual meeting.

Costs of Solicitation

The Company will pay the costs of soliciting proxies. In addition to solicitation by mail, the directors, officers and employees of the Company may also solicit proxies from stockholders by telephone, telecopy, telegram, or in person. Upon request, the Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in sending the proxy materials to beneficial owners.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that all directors are independent under the listing requirements of the Nasdaq Stock Market and applicable federal law, except for (i) Scott W. Hamer, whom we have employed as President and Chief Executive Officer since January 1, 2007 and (ii) Donald H. Wilson, who is the sole owner of Stone Pillar Advisors, Ltd., a financial advisory firm. The Company and the Bank have entered into an Advisory Services Agreement with Stone Pillar Advisors pursuant to which Stone Pillar Advisors provides consulting services to the Company and the Bank, including (i) eliminating other real estate owned and nonperforming loans, (ii) developing a run-rate earnings base and budget objectives, (iii) evaluating risks and opportunities associated with potential lines of business; (iv) analyzing and recommending objectives and controls regarding interest rate and liquidity risk; (v) analyzing and recommending portfolio structure in the context of risk objectives; (vi) evaluating, updating and integrating the Company’s and the Bank’s primary risk policies; and (vii) reviewing and enhancing credit sales and control processes and marketing programs. The Advisory Services Agreement provides that the Company will pay Stone Pillar Advisors a monthly fee of $31,250 in exchange for these consulting services and will reimburse Stone Pillar for all reasonable and necessary expenses incurred by Stone Pillar Advisors in connection with the performance of the consulting services.

Although our common stock is quoted on the OTCQB and is not presently listed on the Nasdaq Stock Market or listed on a national securities exchange, and as such is not subject to the corporate governance requirements of Nasdaq, the New York Stock Exchange or otherwise, we firmly believe that sound corporate governance is in our best interest and that of our stockholders. To that end, the Board of Directors has adopted the definition of director independence that is set forth in Nasdaq’s listing standards. In determining the independence of its directors, the Board of Directors considered loans that the Bank directly or indirectly made to directors Belke, Hamer, Moran and Mulherin. All loans made by the Bank to related persons have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank.

John M. Mulherin is of-counsel with Mulherin, Rehfeldt & Varchetto, a professional corporation engaged in the practice of law, and has provided regular legal counsel to the Company and the Bank in the ordinary course of business. Fees paid to Mulherin, Rehfeldt & Varchetto in 2012 totaled $13,695. We believe that the fees paid to Mulherin, Rehfeldt & Varchetto were based on normal terms and conditions as would apply to unaffiliated clients of those firms.

Board Leadership and Board’s Rule in Risk Oversight

The Board of Directors of the Company has determined that the separation of the offices of Chairman of the Board and President and Chief Executive Officer will enhance Board independence and oversight. Moreover, the separation of the Chairman of the Board and President and Chief Executive Officer will allow the President and Chief Executive Officer to better focus on his growing responsibilities of running the Company, enhancing shareholder value and expanding and strengthening our franchise while allowing the Chairman of the Board to lead the board in its fundamental role of providing advice to and independent oversight of management. Consistent with this philosophy, Scott W. Hamer serves as President and Chief Executive Officer of the Company and Donald H. Wilson currently serves as Chairman of the Board. The Board does not believe that mandating a particular structure, such as requiring that the Chairman of the Board be independent under the listing standards of the Nasdaq Stock Market, Inc., is necessary to achieve effective oversight. The Chairman of the Board has no greater nor lesser vote on matters considered by the Board than any other director and all directors of the Company, including the Chairman, are bound by fiduciary obligations, imposed by law, to serve the best interests of the shareholders. Accordingly, having a director who is not independent under the listing standards of the Nasdaq Stock Market, Inc. serve as Chairman of the Board does not enhance or diminish the fiduciary duties of any director of the Company.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks the Company faces, while the board, as a whole and through its committees, has the responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board meets regularly with management to discuss strategy and risks facing the Company. Senior management attends the board meetings and is available to address any questions or concerns raised by the board on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Shareholder Communication with Directors

Stockholders may communicate directly with members of the Company’s Board of Directors by mail addressed to the full Board of Directors, a specific member or to a particular committee of the Board of Directors at Community Financial Shares, Inc., 357 Roosevelt Road, Glen Ellyn, Illinois 60137.

Corporate Governance Guidelines

The Board of Directors has adopted corporate governance guidelines to govern certain activities, including: the duties and responsibilities of directors; the composition, responsibilities and operations of the Board of Directors, the establishment and operation of Board committees; succession planning; convening executive sessions of independent directors; the Board of Directors’ interaction with management and third parties; and the evaluation of the performance of the Board of Directors and of the President and Chief Executive Officer.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that is designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct. The Code of Business Conduct and Ethics, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations, In addition, the Code of Business Conduct and Ethics is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS

WITH RELATED PERSONS

Loans and Extensions of Credit

The Sarbanes-Oxley Act of 2002 generally prohibits loans by the Company to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee, although the Bank does not currently have such a program in place. Aside from lending relationships, the Company and the Bank, in the ordinary course of business, also periodically transact business with entities in which the Company’s directors have a material interest.

The Board of Directors periodically reviews, no less frequently than quarterly, a summary of the Company’s transactions with directors and executive officers of the Company and with firms that employ directors, as well as any other related person transactions, for the purpose of determining whether the transactions are fair, reasonable and within Company policy and should be ratified and approved. Also, in accordance with banking regulation and its policy, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of the Company’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, pursuant to the Company’s Code of Business Conduct and Ethics, all executive officers and directors of the Company must disclose any existing or potential conflicts of interest to the President and Chief Executive Officer of the Company. Such potential conflicts of interest include, but are not limited to, the following: (1) owning a material financial interest in a competitor of the Company or an entity that does business or seeks to do business with the Company; (2) being employed by, performing services for, serving as an officer of, or serving on the Board of Directors of any such entity; (3) making an investment that could compromise an individual’s ability to perform his or her duties to the Company; and (4) having an immediate family member who engages in any of the activities identified above.

The aggregate outstanding balance of loans by the Bank to directors, executive officers and their related parties was $2.4 million at December 31, 2012. All loans made by the Bank to related persons have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank.

Other Transactions

Except for the Advisory Services Agreement by and between the Company, the Bank and Stone Piller Advisors, Ltd. described in “Corporate Governance—Director Independence,” since January 1, 2010, there have been no transactions and there are no currently proposed transactions in which we were or are to be a participant and the amount involved exceeds $120,000, and in which any of our executive officers or directors had or will have a direct or indirect material interest.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Meetings of the Board of Directors

The Board of Directors held 15 meetings in 2012. All directors attended at least three-fourths of the aggregate number of meetings of the Board and Board Committees in which they were eligible to attend in 2012. The Company encourages members of its Board of Directors to attend the Company’s Annual Meeting of Stockholders.

Board Committees

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee of the Board of Directors is comprised of Raymond A. Dieter, Penny A. Belke and Daniel Strauss. The Nominating and Corporate Governance Committee is responsible for nominating qualified candidates for Board membership and recommending to the Board the directors to serve on each committee of the Board. The Nominating and Corporate Governance Committee held one meeting in 2012. All of the current nominees for election as directors were nominated by the Nominating and Corporate Governance Committee and approved for submission to the stockholders by the current Board of Directors. No person recommended any nominee other than in his capacity as a member of the Nominating and Corporate Governance Committee. The Company’s Board of Directors adopted a written Nominating Committee Charter. A copy of the Nominating and Corporate Governance Committee Charter is available in the “Investor Relations” section of the Bank’s website (http://www.cbwge.com).

In evaluating candidates for Board membership, the Nominating Committee assesses the contribution that a candidate’s skills and expertise, together with his or her knowledge of the markets served by the Company’s operations, will make with respect to the Company’s strategy and operations. Final consideration of the nominees is conducted by the entire Board. The Board will also consider the extent to which the candidate helps the Board of Directors reflect the diversity of the Company’s shareholders, employees, clients and communities.

Audit Committee. The Audit Committee is comprised of Mary Beth Moran, John M. Mulherin and Christopher M. Hurst. The Board of Directors has determined that Mrs. Moran is an “audit committee financial expert” as that term is defined by the applicable rules and regulations of the Securities and Exchange Commission. The Board of Directors has examined the composition of the Audit Committee in light of applicable federal law and the rules of the Nasdaq Stock Market governing audit committees, and has confirmed that all members of the Audit Committee are “independent” within the meaning of those rules. The Audit Committee held four meetings during 2012. The Audit Committee operates pursuant to a written charter that has been approved by the Board of Directors. A copy of the Audit Committee Charter is available in the “Investor Relations” section of the Bank’s website (http://www.cbwge.com).

Compensation Committee. The Compensation Committee is comprised of Raymond A. Dieter, Penny A. Belke and Daniel Strauss. The Compensation Committee reviews executive compensation and performance and establishes compensation policies and incentives. Duties of the Compensation Committee include the responsibility to establish base salary, incentive compensation and any other compensation for Company officers. The Compensation Committee held four meetings in 2012. The Company’s Board of Directors has not adopted a written charter for the Compensation Committee, but the Compensation Committee does follow guidelines established by the Board of Directors.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2012. We have discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Those Charged with Governance, as amended (AICPA, Professional Standards, Vol. 1 AV Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

We have received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and have discussed with the independent registered public accounting firm the firm’s independence.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

Management is responsible for the Company’s financial reporting process including its systems of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures and, therefore, our discussions with management and the independent auditors do not assure that the financial statements are presented in accordance with generally accepted accounting principles. We have relied, without independent verification, on management’s representation that the financial statements have been prepared in conformity with U.S. generally accepted accounting principles and on the representations of the independent auditors included in their report on the Company’s financial statements.

Audit Committee of the Board of Directors of

Community Financial Shares, Inc.

Mary Beth Moran

John M. Mulherin

Christopher M. Hurst

EXECUTIVE OFFICERS

The Board of Directors annually elects the Company’s executive officers, who serve at the Board’s discretion. Below is information regarding our executive officers who are not also directors. Each executive officer has held his current position for the last five years, unless otherwise stated. The age indicated for each individual is as of December 31, 2012.

Christopher P. Barton has been Vice President and Assistant Secretary of the Company since July 2000. In March 2003, Mr. Barton assumed the duties of Secretary of the Company and the Bank. Mr. Barton has also been Senior Vice President and Assistant Secretary of the Bank since October 1998 and was named Executive Vice President of the Bank in June 2007. Age 54.

Eric J. Wedeen has been Vice President, Chief Financial Officer and Assistant Secretary of the Company and Senior Vice President and Chief Financial Officer of the Bank since January 2007. Prior thereto, Mr. Wedeen was Vice President and Controller of Midwest Bank and Trust Company from May 2006 to January 2007 and previously was Senior Vice President and Chief Financial Officer of EFC Bancorp from December 2002 until January 2006. Age 49.

Jeffrey A. Vock has been Vice President and Assistant Secretary of the Company and Senior Vice President and Chief Credit Officer of the Bank since February 2009. Prior thereto, Mr. Vock was President of Inland Bank and Trust from October 1999 until June 2008 and previously was Senior Vice President of Inland Bank and Trust from October 1999 until June 2001. Age 54.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Company’s Board of Directors is currently comprised of eight directors who are annually elected for a one-year term. The Board of Directors has nominated Penny A. Belke, Raymond A. Dieter, MD, Scott W. Hamer, Christopher M. Hurst, Mary Beth Moran, John M. Mulherin, Daniel Strauss and Donald H. Wilson for election as directors at the annual meeting. If elected, all will serve as directors until the annual meeting of stockholders to be held in 2014 and until their successors have been duly elected and qualified.

Proxies will be voted, unless otherwise indicated, for the election of the eight nominees for director. Proxies will be voted in a discretionary manner should any nominee be unable to serve. All of the nominees are currently serving as directors of the Company and have consented to serve. At this time, the Company knows of no reason why any nominee might be unable to serve.

Information about the Company’s directors is set forth below. Unless otherwise indicated, each person has held his or her current occupation for the past five years. The age indicated for each individual is as of December 31, 2012. The dates shown for service as a director of the Company include service as a director of the Bank.

On December 21, 2012, pursuant to the terms of the Securities Purchase Agreement, Donald H. Wilson, Christopher M. Hurst, Daniel Strauss and Philip Timyan were appointed as advisory directors of the Company and the Bank pending the Company’s and the Bank’s receipt of all regulatory approvals required to appoint such individuals as directors of the Company and the Bank. The Company has received the necessary regulatory approvals needed to appoint Mr. Wilson as Chairman of the Board of Directors and Mr. Wilson was appointed as Chairman of the Board effective as of April 15, 2013. In addition, the Company has received the necessary regulatory approvals needed to appoint Mr. Strauss and Mr. Hurst as directors and Mr. Strauss and Mr. Hurst were appointed as full voting members of the Board of Directors effective as of Mach 25, 2013 and April 8, 2013, respectively. Upon receipt of the required regulatory approvals, in accordance with the terms of the Securities Purchase Agreement, Mr. Timyan will become a full voting member of the Board of Directors of the Company. On January 8, 2013, Donald H. Fischer retired as Chairman of the Board of Directors. In addition, on February 21, 2013, William F. Behrmann, H. David Clayton, Joseph S. Morrissey and Robert F. Haeger each retired as directors of the Company and the Bank so that the size of the Company’s and the Bank’s Board of Directors can be fixed at nine members in accordance with the terms of the Securities Purchase Agreement.

The Board of Directors unanimously recommends a vote “FOR” each of the nominees for election as directors.

Penny A. Belke, DDS, has been a dentist and has owned and operated her practice in Glen Ellyn, Illinois since 1980. Age 61. Director since 2004.

Dr. Belke’s strong ties to the community, through her dental practice and involvement in civic organizations, provide the Board with valuable insight regarding the local business and consumer environment.

Raymond A. Dieter, MD, has been a surgeon with the DuPage Medical Group, a surgery and health care clinic located in Glen Ellyn, Illinois, since 1969. Dr. Dieter has also been President of the Center for Surgery, an outpatient and surgery clinic located in Naperville, Illinois, since 1990. Age 78. Director since 1994.

Dr. Dieter’s strong ties to the community, through his surgical practice and involvement in civic organizations, provide the Board with valuable insight regarding the local business and consumer environment.

Scott W. Hamer was named President and Chief Executive Officer of the Company and the Bank in January 2007. Mr. Hamer previously served as Vice President, Chief Financial Officer and Assistant Secretary of the Company since April 2003 and Senior Vice President, Chief Financial Officer and Chief Operations Officer of the Bank since April 2003. Age 55. Director since 2007.

Mr. Hamer’s extensive experience in the local banking industry and involvement in business and civic organizations in the communities in which the Bank serves affords the Board valuable insight regarding the business and operations of the Company and Bank. Mr. Hamer’s knowledge of all aspects of the Company’s and Bank’s business and history, combined with his success and strategic vision, position him well to continue to serve as our President and Chief Executive Officer.

Christopher M. Hurst is has served as an Analyst at Dune Capital, an investment research company, since October 2004. Age 44.

Mr. Hurst’s background and experience provides the Board with important financial knowledge and insight necessary to assess issues facing a public company.

Mary Beth Moran is a certified public accountant and registered investment advisor. She has been a partner in the CPA firm of Kirkby, Phelan and Associates, located in Bloomingdale, Illinois, since 1994. Age 42. Director since 2004.

As a certified public accountant and registered investment advisor, Ms. Moran provides the Board of Directors with experience regarding accounting and financial matters.

John M. Mulherin is of counsel with Mulherin, Rehfeldt & Varchetto, P.C., Attorneys at Law, a professional corporation engaged in the practice of law and located in Wheaton, Illinois. Mr. Mulherin continues to practice law with Mulherin, Rehfeldt & Varchetto, P.C., but no longer has an ownership interest in the firm. Age 70. Director since 1995.

As an attorney, Mr. Mulherin effectively provides the Board with important legal knowledge and insight necessary to assess issues facing a public company.

Daniel Strauss is a Portfolio Manager for Clinton Group, Inc. Mr. Strauss has served as a Senior Strategist for Clinton Group, Inc.’s private and public equity investment teams since joining the firm in 2010. Prior to that time, Mr. Strauss was an Associate in the private equity investment group of Angelo Gordon & Co. from 2008 to 2010 and served in the mergers and acquisitions group of Houlihan Lokey from 2006 to 2008. Mr. Strauss also currently serves as a director of Pacific Mercantile Bancorp (ticker: PMBC) and the Vice President of Acquisitions for ROI Acquisition Corp. (ticker: ROIQ). Age 28. Director since 2013.

Mr. Strauss’ background and experience provides the Board with important financial knowledge and insight necessary to assess issues facing a public company.

Donald H. Wilson is the Chairman and Chief Executive Officer of Stone Pillar Advisors, Ltd., a financial services strategic consulting firm, and has more than 25 years of experience in the banking industry. Mr. Wilson began his career at the Federal Reserve Bank of Chicago, serving in the bank examination and economic research divisions, and has subsequently held executive management positions at several large financial institutions and financial services companies. Mr. Wilson has served as the Chairman and Chief Executive Officer of Stone Pillar Advisors, Ltd. since June 2009. Prior to that time, Mr. Wilson served as the Chief Operating Officer at Amcore Financial. Age 53.

Mr. Wilson’s extensive experience in the banking industry and significant regulatory experience affords the Board valuable insight regarding the business and operations of the Company and Bank.

Advisory Director

Information about the Company’s advisory director is set forth below. The age indicated is as of December 31, 2012.

Philip Timyan is the retired Managing Member of Riggs Qualified Partners LLC, a position he held from 1999 to 2010. Age 55.

PROPOSAL 2 — PROPOSAL TO CHANGE THE COMPANY’S

STATE OF INCORPORATION FROM DELAWARE TO MARYLAND

For the reasons set forth below, the Board of Directors believes that it is in the best interests of the Company and its stockholders to change the Company’s state of incorporation from the State of Delaware to the State of Maryland (the “Reincorporation”). The following discussion summarizes certain aspects and consequences of the Reincorporation, which are related primarily to the differences between the Maryland Business Corporation Act (the “Maryland Code”) and the Delaware General Corporation Law (the “Delaware Code”).

The Board of Directors has approved the Reincorporation. If it is approved by our stockholders, the Reincorporation will be accomplished by the merger (the “Merger”) of the Company with and into Community Financial Shares, Inc., a new Maryland corporation (“CFIS-Maryland”), whereby the separate legal existence of the Company will cease and CFIS-Maryland, as the surviving corporation, will acquire all business, properties, assets and liabilities of the Company. As a result of the Merger, our legal domicile will be changed from Delaware to Maryland. The Reincorporation will not, in and of itself, result in any change in the name, business, management, assets, liabilities or stockholders’ equity of the Company. The Reincorporation also will not result in any change with respect to the location of the Company’s principal executive office, The directors and officers of the Company prior to the Merger will continue to serve as the directors and officers of CFIS-Maryland after the Merger. We anticipate that, except for reduction in the annual franchise tax fees paid to Delaware as described below, the Merger will not cause any change in the business or financial condition of the Company. In connection with the Reincorporation, the par value of the Company’s common stock will also be changed from no par value per share to $0.01 par value per share.

The Board of Directors unanimously recommends a vote “FOR” the proposal to change the Company’s state of incorporation from the State of Delaware to the State of Maryland.

Agreement and Plan of Merger

Upon the terms and subject to the conditions of the Agreement and Plan of Merger by and between the Company and CFIS-Maryland (the “Merger Agreement”), at the Effective Date (as defined in the Merger Agreement) of the Merger, (i) each outstanding share of our common stock, no par value per share (the “Delaware Common Stock”), will be converted into one share of $0.01 par value common stock of CFIS-Maryland (the “Maryland Common Stock”); (ii) each outstanding share of our voting Series C Convertible Noncumulative Perpetual Preferred Stock, $1.00 par value per share (the “Delaware Series C Preferred Stock”), will be converted into one share of voting Series C Convertible Noncumulative Perpetual Preferred Stock, $1.00 par value per share, of CFIS-Maryland (the “Maryland Series C Preferred Stock”); (iii) each outstanding share of our nonvoting Series D Convertible Noncumulative Perpetual Preferred Stock, $1.00 par value per share (the “Delaware Series D Preferred Stock”), will be converted into one share of nonvoting Series D Convertible Noncumulative Perpetual Preferred Stock, $1.00 par value per share, of CFIS-Maryland (the “Maryland Series D Preferred Stock”); and (iv) each outstanding share of our nonvoting Series E Convertible Noncumulative Perpetual Preferred Stock, $1.00 par value per share (the “Delaware Series E Preferred Stock”), will be converted into one share of nonvoting Series E Convertible Noncumulative Perpetual Preferred Stock, $1.00 par value per share, of CFIS-Maryland (the “Maryland Series E Preferred Stock”). The Delaware Series C Preferred Stock, the Delaware Series D Preferred Stock and the Delaware Series E Preferred Stock are collectively referred to herein as the “Delaware Preferred Stock,” and, together with the Delaware Common Stock, are referred to herein as the “Delaware Stock.” The Maryland Series C Preferred Stock, the Maryland Series D Preferred Stock and the Maryland Series E Preferred Stock are collectively referred to herein as the “Maryland Preferred Stock,” and, together with the Maryland Common Stock, are referred to herein as the “Maryland Stock.” In addition, at the Effective Date, each outstanding option or other right to purchase shares of Delaware Common Stock will continue outstanding as an option or other right to purchase shares of Maryland Common Stock upon the same terms and conditions as they exist immediately prior to the Effective Date.

Following the Effective Date, each outstanding certificate representing shares of Delaware Stock will continue to represent the same number of shares of Maryland Stock, and delivery of certificates for shares of Delaware Stock will constitute “good delivery” for transactions in the shares of Maryland Stock. It will not be necessary for stockholders of the Company to exchange their existing stock certificates for stock certificates of CFIS-Maryland.

At the Effective Date, we will be governed by the Maryland Code, by the Articles of Incorporation of CFIS-Maryland (the “Maryland Articles”) and by the Bylaws of CFIS-Maryland (the “Maryland Bylaws”), which will result in certain changes in the rights of stockholders and other matters related to us. The most significant changes, which include changes in the availability of appraisal rights and a significant decrease in the annual fees payable by us to the state of incorporation, are discussed in this proxy statement under “—Comparison of Stockholder Rights.” This summary is not intended to be a complete description of the Reincorporation or the differences between stockholders’ rights under the Delaware Code and the Maryland Code and is qualified in its entirety by reference to the Merger Agreement attached to this proxy statement as Appendix A, the Maryland Articles attached to this proxy statement as Appendix B, the Maryland Bylaws attached to this proxy statement as Appendix C, our Delaware Certificate of Incorporation (the “Delaware Articles”) and our current Bylaws (the “Delaware Bylaws”).

Copies of the Delaware Articles and the Delaware Bylaws are available for inspection at our principal business office and will be provided to any stockholder upon request. To request copies of these documents, contact Christopher P. Barton, Corporate Secretary, Community Financial Shares, Inc., 357 Roosevelt Road, Glen Ellyn, Illinois 60137.

Approval of the Reincorporation by stockholders will constitute adoption by the stockholders of the Merger Agreement and approval of the Maryland Articles and the Maryland Bylaws and of all other transactions and proceedings relating to the Merger, including the assumption by CFIS-Maryland, as the surviving corporation of the Merger, of the Company’s employee benefit plans, agreements and arrangements and the obligations of the Company under such plans, agreements and arrangements. Pursuant to the terms of the Merger Agreement, the Maryland Articles and the Maryland Bylaws will replace the Delaware Articles and the Delaware Bylaws as the Company’s principal corporate governance documents. Accordingly, stockholders are urged to read carefully this proxy statement and the attached appendices.

For purposes of this proposal, the “Company” refers in most places to Community Financial Shares, Inc., incorporated under the laws of the State of Delaware. In those instances where reference is made to the “Company” after the Merger, the reference means Community Financial Shares, Inc. incorporated under the laws of the State of Maryland.

Effective Date

If the Reincorporation is approved by the Company's stockholders, the Merger will be effective as of the date of the later to occur of the filing of a Certificate of Merger with the Secretary of State of Delaware in accordance with the Delaware Code and of the date of filing of Articles of Merger with the Maryland State Department of Assessments and Taxation. These filings will be made at such time as the Boards of Directors of the Company and CFIS-Maryland determine is advisable. We anticipate that the Merger will become effective shortly after stockholder approval. However, the Merger Agreement provides that the Merger may be abandoned prior to the Effective Time, either before or after stockholder approval, if circumstances arise which, in the opinion of the Board, make the Merger inadvisable. In addition, the Merger Agreement may be amended prior to the Effective Time, either before or after stockholder approval thereof, subject to applicable law. Following the filing of the Articles of Merger with the Maryland State Department of Assessments and Taxation, the Company will also file Articles Supplementary with the Maryland State Department of Assessments and Taxation to record the terms of the Maryland Series C Preferred Stock, Maryland Series D Preferred Stock and Maryland Series E Preferred Stock under Maryland law. Each of the Articles Supplementary will reflect that the Company is incorporated under the laws of the State of Maryland and will include the change in the par value of the Company’s common stock effected in connection with the Reincorporation. Provided that stockholders approve Proposal 3 below, the Articles Supplementary will also include the proposed conversion blocker reflected in the Amended and Restated Certificate of Designations for the Series C Preferred Stock.

Principal Reasons For and Effects of Changing the Company’s State of Incorporation

The Board of Directors recommends that the Company become a Maryland corporation subject to the statutes of Maryland rather than Delaware primarily because this will eliminate the Company’s annual Delaware franchise tax expense. For the fiscal year ended December 31, 2012, our Delaware franchise taxes were $                . We expect this amount will total $180,000 in fiscal 2013 as a result of the increase in our authorized and outstanding shares of common stock that was effected in December 2012 in connection with the transactions contemplated by the Securities Purchase Agreement. The Company anticipates that if it were to remain incorporated in Delaware, it would continue to pay at least this amount each year for the foreseeable future. Unlike Delaware, the State of Maryland does not impose a franchise tax on corporations incorporated under its laws. If we reincorporate in Maryland, the only amount payable annually to the State of Maryland as a result of being incorporated under its laws would be a nominal fee to be paid in conjunction with Maryland’s annual reporting requirements. During the current fiscal year, some of the savings anticipated by the Reincorporation will initially be offset by expenses associated with the Reincorporation, such as filing, legal and similar expenses.

Although there are several differences between the Delaware Code and the Maryland Code, the Board of Directors does not believe that these differences will have a significant impact on our operations. See “—Comparison of Stockholder Rights.” The Board of Directors has unanimously concluded that the potential benefits of the Reincorporation outweigh any possible disadvantages.

Comparison of Stockholder Rights

Upon consummation of the Merger, the Company’s corporate affairs will be governed by the Maryland Code, the Maryland Articles and the Maryland Bylaws. Although it is impracticable to compare all of the aspects in which the Maryland Code and the Delaware Code differ, the following is a summary of certain significant differences and important similarities between provisions affecting holders of shares of the Company under the Delaware Code, the Delaware Articles and the Delaware Bylaws and those affecting holders of shares of CFIS-Maryland under the Maryland Code, the Maryland Articles and the Maryland Bylaws. This discussion is qualified in its entirety by reference to the Maryland Articles and the Maryland Bylaws, copies of which are attached to this proxy statement as Appendix B and Appendix C, respectively, the Delaware Articles, the Delaware Bylaws, the Delaware Code and the Maryland Code.

With respect to certain differences between the rights held by stockholders under the Delaware Code and those that they would have under the Maryland Code, the Maryland Articles and Maryland Bylaws have been structured so that the Maryland charter documents provide for substantially all of the same rights and obligations as our Delaware charter documents, and our management does not have any present intention of amending or otherwise altering the Maryland Articles or Maryland Bylaws. However, economic and/or business conditions and considerations may arise which may, in the opinion of our present or future directors, make it in our best interest to amend the Maryland Articles or Maryland Bylaws at some future date. Therefore, there can be no assurance that the Maryland Articles or Maryland Bylaws will not be amended, including changes to provisions that directly affect stockholders. Stockholders also should refer to the Delaware Code and the Maryland Code with respect to the matters discussed in this proxy statement.

Capital Stock

The Company. The Company’s authorized capital stock consists of 75,000,000 shares of common stock, no par value per share, and 1,000,000 shares of preferred stock, $1.00 par value per share. As of                     , 2013 there were                  shares of Delaware Common Stock outstanding, 133,411 shares of Delaware Series C Preferred Stock outstanding, 56,708 shares of Delaware Series D Preferred Stock outstanding and 6,728 shares of Delaware Series E Preferred Stock outstanding. The Delaware Articles authorize the Company’s Board of Directors to issue preferred stock from time to time in one or more series subject to applicable provisions of laws, and the Company’s Board is authorized to fix the designations, preferences and relative participating, optional or other special rights and qualifications, limitations and restrictions, including dividend rights, voting rights conversion rights, redemption privileges and liquidation preferences.

CFIS-Maryland. CFIS-Maryland’s authorized capital stock consists of 75,000,000 shares of common stock, $0.01 par value per share, and 1,000,000 shares of preferred stock, $1.00 par value per share. Under the Maryland Articles, the Board of Directors of CFIS-Maryland has rights and powers with respect to the issuance of common stock and preferred stock that are substantially identical to those provided in the Delaware Articles. As of the date of this proxy statement, the Company’s management is not aware of any specific effort by any party to accumulate our securities, other than for investment purposes, or to obtain control of the Company by merger, tender offer, solicitation in opposition to the Board of Directors or otherwise.

Dividends

The Company. Under the Delaware Code, the Company may pay dividends on its common stock out of its surplus or, if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year. The Delaware Code also provides that dividends may not be paid out of net profits if, after the payment of the dividends, the capital of the Company would be less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of the assets.

CFIS-Maryland. Under the Maryland Code, CFIS-Maryland is permitted to pay dividends to its stockholders from time to time as authorized by the Board of Directors. However, no dividend or other distribution may be made if, after giving effect to the distribution (1) CFIS-Maryland would not be able to pay its debts as they become due in the usual course of business, or (2) CFIS-Maryland's total assets would be less than the sum of its total liabilities plus amounts payable to stockholders having preferential rights to assets in the event of dissolution of CFIS-Maryland.

Neither the Delaware charter documents nor the Maryland charter documents modify the respective provisions of the Delaware Code or Maryland Code concerning the payment of dividends.

Restrictions on Voting Rights

The Company. The Delaware Code does not contain a control share or similar statute.

CFIS-Maryland. The Maryland Code contains a control share acquisition statute which, in general terms, provides that when a stockholder acquires issued and outstanding shares of a corporation’s voting stock (referred to as control shares) within one of several specified ranges (one-tenth or more but less than one-third, one-third or more but less than a majority, or a majority or more), approval by stockholders of the control share acquisition must be obtained before the acquiring stockholder may vote the control shares. The required stockholder vote is two-thirds of all votes entitled to be cast, excluding “interested shares,” defined as shares held by the acquiring person, officers of the corporation and employees of the corporation who are also directors of the corporation. A corporation may, however, opt out of the control share statute through a charter or bylaws provision, which CFIS-Maryland has not done.

Business Combinations with Certain Persons

The Company. Section 203 of the Delaware Code provides that if a person acquires 15% or more of the stock of a Delaware corporation, thereby becoming an “interested stockholder” (for purposes of Section 203), that person may not engage in certain business combinations with the corporation for a period of three years unless one of the following three exceptions applies:

•	The board of directors approved the acquisition of stock or the business combination transaction prior to the time that the person became an interested stockholder;

•	Upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned (i) by persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares are held subject to the plan will be tendered in a tender or exchange offer; or

•

The business combination transaction is approved by the board of directors and by the affirmative vote of two-thirds of the outstanding voting stock that is not owned by the interested stockholder at an annual or special meeting.

A Delaware corporation may elect not to be governed by Section 203. The Company has not made such an election. Section 203 does not apply to the Merger of the Company and CFIS-Maryland.

CFIS-Maryland. Like the Delaware Code, the Maryland Code contains a business combination statute. The Maryland business combination statute prohibits a business combination between a corporation and an interested stockholder (one who beneficially owns 10% or more of the voting power) for a period of five years after the interested stockholder first becomes an interested stockholder, unless the transaction has been approved by the board of directors before the interested stockholder became an interested stockholder or the corporation has exempted itself from the statute. After the five-year period has elapsed, a corporation subject to the statute may not consummate a business combination with an interested stockholder unless (1) the transaction has been recommended by the board of directors and (2) the transaction has been approved by (a) 80% of the outstanding shares entitled to be cast and (b) two-thirds of the votes entitled to be cast other than shares owned by the interested stockholder. This approval requirement need not be met if certain fair price and terms criteria have been satisfied.

A Maryland corporation may elect not to be governed by the business combination statute. CFIS-Maryland has not made such an election.

Stockholder Action by Written Consent

The Company. Under the Delaware Code, whenever the Company’s stockholders are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of outstanding shares having not less than the minimum number of votes necessary to take such action at a meeting at which all shares entitled to vote thereon are present.

CFIS-Maryland. Under the Maryland Code, if authorized by the charter of a corporation, the holders of common stock entitled to vote generally in the election of directors may take action or consent to any action by delivering a consent in writing (or by electronic transmission) of the stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a stockholders meeting if the corporation gives notice of the action not later than 10 days after the effective date of the action to each holder of the class of common stock and to each stockholder who, if the action had been taken at a meeting, would have been entitled to notice of the meeting. A provision to this effect has been included in the Maryland Articles in order to preserve stockholders’ ability to act by written consent as currently provided for under the Delaware Code.

Limitations on Liability of Directors and Officers

The Company. Consistent with the Delaware Code, the Delaware Articles provide that a director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary as a director except for liability (i) for any breach of the director’s duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware Code, or (iv) for any transaction from which the director derived any improper personal benefit.

CFIS-Maryland. Consistent with the Maryland Code, the Maryland Articles provide that a director of CFIS-Maryland shall not be personally liable to CFIS-Maryland or its stockholders for monetary damages for breach of fiduciary as a director except for liability (i) for acts or omissions committed in bad faith or which are the result of active and deliberate dishonesty, (ii) for any transaction from which the director derived any improper personal benefit or (iii) in the case of a criminal proceeding, if the director had reasonable cause to believe that the act or omission was unlawful.

Indemnification of Directors and Officers

The Company. Under the Delaware Code, a corporation may indemnify its directors, officers, employees and certain other individuals against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with specified actions, suits or proceedings arising because of the person’s relationship to the corporation. Generally, the indemnification will cover expenses regardless of whether the action stems from a civil, criminal, administrative or investigative proceeding if the individual acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. A similar standard applies in an action or suit by or in the right of the corporation (i.e., a stockholder derivative claim) except that indemnification only extends to expenses (including attorneys’fees) incurred in the defense or settlement of such a proceeding. In cases involving the right of the corporation, the Delaware Code requires court approval before there can be any indemnification when the person seeking the indemnification has been found liable to the corporation. To the extent that a person otherwise eligible to be indemnified is successful on the merits or otherwise in defense in any action, suit or proceeding described above, indemnification for expenses (including attorneys’ fees) actually and reasonably incurred is mandatory under the Delaware Code.

The Delaware Code provides that a corporation may pay the expenses incurred by a director or officer in defending a proceeding in advance of the final disposition of that proceeding, provided that the corporation has received from the director or officer a written undertaking to repay the amount advanced if it is ultimately determined that the director or officer is not entitled to be indemnified for the expenses.

The Delaware Bylaws generally provide for the indemnification of directors, officers, employees and agents to the extent permitted by the Delaware Code.

CFIS-Maryland. The Maryland Code permits a corporation to indemnify its directors, officers, employees and agents against judgments, penalties, fines, settlements and reasonable expenses actually incurred unless it is proven that (1) the conduct of the person was material to the matter giving rise to the proceeding and the person acted in bad faith or with active and deliberate dishonesty, (2) the person actually received an improper personal benefit or (3) in the case of a criminal proceeding, the person had reason to believe that his conduct was unlawful. The Maryland Code provides that where a person is a defendant in a derivative proceeding, the person may not be indemnified if the person is found liable to the corporation. The Maryland Code also provides that a person may not be indemnified in respect of any proceeding alleging improper personal benefit in which the person was found liable on the grounds that personal benefit was improperly received. The person found liable in the derivative proceeding or in the proceeding alleging improper personal benefit may petition a court to nevertheless order indemnification for expenses if the court determines that the person is fairly and reasonably entitled to indemnification in view of all the relevant circumstances. Similar to the Delaware Code, the Maryland Code provides that unless otherwise provided in the corporation’s charter, a director or officer (but not an employee or agent) who is successful on the merits or otherwise in defense of any proceeding must be indemnified against reasonable expenses.

The Maryland Code provides that reasonable expenses incurred by a director, officer, employee or agent who is a party to a proceeding may be paid by the corporation in advance of the final disposition of the proceeding if the corporation receives a written affirmation from the person to receive the advancement of that person's good faith belief that he or she has met the standard of conduct necessary for indemnification and a written undertaking by the person to repay the advanced amount if it is ultimately determined that he or she has not met the standard of conduct.

The Maryland Bylaws provide that CFIS-Maryland will indemnify and advance expenses to its directors, officers, employees and agents to the fullest extent required or permitted by the Maryland Code.

Appraisal Rights

Under the Delaware Code and the Maryland Code, stockholders, in certain circumstances, have the right to dissent from certain corporate reorganizations and mergers, provided that statutory procedures are followed. See “—Dissenting Stockholders” Rights of Appraisal.” The Reincorporation does not trigger any appraisal rights.

The Company. Under the Delaware Code, stockholders of a corporation who are voting on a merger or consolidation generally are entitled to dissent from the transaction and obtain payment of the fair value of their shares (so-called “appraisal rights”), if they properly follow the statutory procedures for asserting these rights. Appraisal rights do not apply if, however, (1) the shares are listed on a national securities exchange or are held by 2,000 or more holders of record and (2) except for cash in lieu of fractional share interests, the shares are being exchanged for the shares of the surviving corporation of the merger or the shares of any other corporation, which shares of such other corporation will, as of the effective date of the merger or consolidation, be listed on a national securities exchange or held of record by more than 2,000 holders.

Pursuant to the Delaware Code, appraisal rights generally are not available in a merger of two corporations where one of the corporations owns at least 90% of the outstanding stock of the other corporation. Because the Company owns 100% of the outstanding stock of CFIS-Maryland, Company stockholders are not entitled to appraisal rights in connection with the Merger.

CFIS-Maryland. The Maryland Code provides that there are no appraisal rights if: (1) the stock is listed on a national securities exchange, (a) with respect to the merger of a subsidiary corporation, 90% or more of which is owned by the acquiring corporation, on the date notice is given to or received by the dissenting stockholder, or (b) with respect to any other transaction, on the record date for determining stockholders entitled to vote on the transaction objected to; (2) the stock received is that of the successor in the merger, unless the merger alters the contract rights of the stock as expressly set forth in the charter and the charter does not reserve the right to do so, or the stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor, cash, scrip or other rights or interests out of provisions for the treatment of fractional shares of stock in the successor; (3) the stock is not entitled to be voted on the transaction or the stockholder did not own the shares of stock on the record date for determining stockholders entitled to vote on the transaction; (4) the charter provides that the holders of the stock are not entitled to exercise the rights of an objecting stockholder under Maryland law; or (5) the stock is that of an open-end investment company registered under the Investment Company Act of 1940, as amended, and the value placed on the stock in the transaction is its net asset value.

Inspection of Books and Records

The Company. The Delaware Code provides that any stockholder of record, regardless of the number of shares held and how long he or she has held the shares, generally has the right to inspect the corporation’s stock ledger, list of stockholders and other books and records, provided he or she has a proper purpose for doing so and satisfies certain procedural requirements.

CFIS-Maryland. The Maryland Code provides that any stockholder may inspect and copy, during usual business hours, the corporation’s bylaws, minutes of the proceedings of stockholders, annual statements of affairs and any voting trust agreements on file at the corporation’s principal office. Additionally, any person who has been a holder of record for a minimum of six months or who owns at least 5% of the corporation's outstanding shares also has a right to inspect the corporation’s accounting records and stock ledger.

Dissenting Stockholders’ Rights of Appraisal

Pursuant to Section 253 of the Delaware Code, appraisal rights are not available regarding mergers of two corporations if one of them owns at least 90% of the other’s outstanding shares of each class of stock. Because we own 100% of all outstanding shares of CFIS-Maryland, no appraisal rights are available in connection with the Merger, the Merger Agreement or the Reincorporation.

Possible Disadvantages of the Reincorporation

Despite the belief of the Company’s Board of Directors that the Reincorporation is in the best interests of the Company and its stockholders, stockholders should be aware that many provisions of the Maryland Articles, the Maryland Bylaws and the Maryland Code have not received extensive judicial interpretation by the Maryland courts. The Delaware Code is widely regarded as the most extensive and well-defined body of corporate law in the United States. Because of Delaware’s prominence as a state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and willingness to act quickly and effectively to meet changing business needs. Furthermore, Delaware corporations are often guided by the extensive body of court decisions interpreting Delaware’s corporate law. The Company’s Board of Directors believes, however, that Maryland law will provide the Company with the comprehensive, flexible structure that it needs to operate effectively.

Tax Consequences

Under current federal income tax laws, the Merger will be a tax free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, (i) no gain or loss will be recognized for federal income tax purposes by the stockholders of the Company as a result of the Merger and (ii) the basis and holding period for the common stock of CFIS-Maryland received by the stockholders of the Company in exchange for common stock of the Company will be the same as the basis and holding period of the common stock of the Company exchanged therefor. The Merger will have no federal income tax effect on the Company. State, local or foreign income tax consequences to stockholders may vary from the federal tax consequences described above, and stockholders should consult their own tax advisors as to the effect of the Merger under applicable state, local or foreign income tax laws.

PROPOSAL 3 — AMENDMENT OF CERTIFICATE OF DESIGNATIONS FOR

SERIES C PREFERRED STOCK

For the reasons set forth below, the Board of Directors believes that it is in the best interests of the Company and its stockholders to amend the Certificate of Designations for the Company’s Series C Preferred Stock to include conversion blockers that will prevent a holder of the Series C Preferred Stock from converting shares of the Series C Preferred Stock to the extent that such conversion would result in the holder, or its affiliates, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder) more than 9.9% or 4.9%, as applicable, of the Company’s outstanding common stock. The Board of Directors has approved the amendment of the Certificate of Designations for the Series C Preferred Stock, subject to the approval of this proposal by stockholders at the annual meeting, and the Amended and Restated Certificate of Designations for the Series C Preferred Stock is attached to this proxy statement as Appendix D. Approval of this proposal by stockholders will constitute adoption by the stockholders of the Amended and Restated Certificate of Designations.

Reasons for Amending the Terms of the Series C Preferred Stock

As previously disclosed, pursuant to the terms of the Securities Purchase Agreement, on December 21, 2012, the Company issued 4,315,300 shares of common stock, 133,411 shares of Series C Preferred Stock, 56,708 shares of Series D Preferred Stock and 6,728 shares of Series E Preferred Stock to investors in a private placement offering.

Each share of Series C Preferred Stock is convertible immediately, at the sole discretion of the holder, initially into 100 shares of Company common stock. Shares of Series D Preferred Stock and Series E Preferred Stock are convertible into shares of Series C Preferred Stock on a one-for-one basis, provided, however, that no such conversion results in any person, together with its affiliates, holding more than a 9.99% or 4.99% voting ownership interest, respectively, in the Company. Certain investors in the private placement offering structured their investments in a manner that would limit their ownership interests in the Company’s Voting Securities to either 9.9% or 4.9%. The Certificates of Designations for the Series D Preferred Stock and Series E Preferred Stock permit the holders of the Series D Preferred Stock and Series E Preferred Stock to convert their shares of Series D Preferred Stock and Series E Preferred Stock into shares of Series C Preferred Stock to the extent that the holder of such shares does not own more than 9.99% or 4.99%, respectively, of the Company’s Voting Securities. Without the proposed conversion blockers, certain investors that participated in the private placement offering are currently deemed to “beneficially own” in excess of 9.9% and 4.9% of the Company’s outstanding common stock under Section 13(d) of the Exchange Act, which is inconsistent with the investors’ intent to only acquire up to a 9.9% or 4.9%, as applicable, ownership interest in the Company’s Voting Securities.

The proposed conversion blockers reflected in the Amended and Restated Certificate of Designations for the Series C Preferred Stock will ensure that no holder of the Series C Preferred Stock (or its affiliates) will be deemed to beneficially own more than 9.9% or 4.9%, as applicable, of the Company’s outstanding common stock, which will more closely align each holder’s Section 13(d) “beneficial ownership” of the Company’s common stock, as such term is defined in Section 13(d) of the Exchange Act, with their voting interest in the Company.

The blocker (either 9.9% or 4.9%) that will be applicable to a particular holder of the Series C Preferred Stock will depend on the type and amount of securities purchased pursuant to the Securities Purchase Agreement. If the holder of Series C Preferred Stock acquired both Series C Preferred Stock and Series D Preferred Stock pursuant to the Securities Purchase Agreement, then the 9.9% conversion blocker will be applicable to such holder and its transferees. If the holder of Series C Preferred Stock acquired either (i) solely Series C Preferred Stock or (ii) both Series C Preferred Stock and Series E Preferred Stock pursuant to the Securities Purchase Agreement, then the 4.9% blocker will be applicable to such holder and its transferees.

Effective Date

If this proposal is approved by stockholders, the proposed amendment to the terms of the Series C Preferred Stock will become effective upon the Company’s filing of the Amended and Restated Certificate of Designations for the Series C Preferred Stock with the Delaware Secretary of State. Provided that the Reincorporation is also approved by stockholders at the annual meeting, the proposed amendment to the terms of the Series C Preferred Stock will also subsequently be reflected in the Articles Supplementary filed by the Company with the Maryland State Department of Assessments and Taxation with respect to the Maryland Series C Preferred Stock.

The Board of Directors unanimously recommends a vote “FOR” the proposal to amend the Certificate of Designations for the Company’s Series C Preferred Stock to include conversion blockers that will prevent a holder of the Series C Preferred Stock from converting shares of the Series C Preferred Stock to the extent that such conversion would result in the holder or its affiliates beneficially owning more than 9.9% or 4.9%, as applicable, of the Company’s outstanding common stock.

PROPOSAL 4 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has recommended the appointment of BKD LLP as our independent registered public accounting firm for the year ending December 31, 2013 and our stockholders are asked to approve the appointment of BKD LLP as our independent registered public accounting firm for the year ending December 31, 2013 at the annual meeting.

We expect that one or more representatives of BKD LLP will be present at the annual meeting. Each of these representatives will have the opportunity to make a statement, if he or she desires, and is expected to be available to respond to any questions.

The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of BKD LLP as our independent registered public accounting firm for the year ending December 31, 2013.

Principal Accounting Firm Fees

The following table sets forth the aggregate fees billed to the Company for the fiscal years ended December 31, 2012 and December 31, 2011 by BKD LLP:

	2012	2011

Audit Fees(1)	$87,000	$61,480
Tax Fees(2)	8,280	14,460
All Other Fees	19,425	750

Total Fees	$114,705	$76,690

(1)	Includes fees for professional services rendered for audits of the Company’s consolidated financial statements and internal control over financial reporting, reviews of condensed consolidated financial statements included in the Company’s Forms 10-Q, and assistance with regulatory filings. All of the fees were pre-approved by the Audit Committee in accordance with the Committee’s pre-approval policy.
(2)	Includes fees primarily related to tax return preparation and review and tax planning and advice.

In approving fees, other than Audit Fees, the Audit Committee considers whether the provision of services described above under “All Other Fees” is compatible with maintaining the auditor’s independence.

PROPOSAL 5 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by federal securities laws, the Board of Directors is providing the Company’s stockholders with an opportunity to provide an advisory vote on the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related narrative discussion contained in this proxy statement.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to endorse or not endorse the Company’s executive pay program and policies through the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative discussion contained in the 2013 proxy statement, is hereby approved.”

This advisory vote on the compensation of our named executive officers is not binding on us, our Board of Directors or the Compensation Committee. However, our Board of Directors and the Compensation Committee will review and consider the outcome of this advisory vote when making future compensation decisions for our named executive officers.

The Board of Directors recommends that stockholders vote “FOR” the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative discussion contained in this proxy statement.

PROPOSAL 6 — ADVISORY VOTE ON THE FREQUENCY OF THE STOCKHOLDER VOTE

TO APPROVE EXECUTIVE COMPENSATION

As required by federal securities laws, the Board of Directors is providing the Company’s stockholders with an opportunity to provide an advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers. We are asking stockholders whether the advisory vote should occur every year, every two years or every three years. The Board of Directors has considered the frequency of the advisory vote on the compensation of the Company’s named executive officers that it should recommend. After considering the benefits and consequences of each option for the frequency of submitting the advisory vote on the compensation of the Company’s named executive officers to stockholders, the Board recommends submitting the advisory vote on the compensation of the Company’s named executive officers to stockholders annually.

The Board of Directors believes an annual advisory vote on the compensation of the Company’s named executive officers will allow the Board to obtain information on stockholders’ views of the compensation of the Company’s named executive officers on a more consistent basis. In addition, the Board believes an annual advisory vote on the compensation of the Company’s named executive officers will provide the Board of Directors and the Compensation Committee with frequent input from stockholders on the Company’s compensation programs for its named executive officers. Finally, the Board believes an annual advisory vote on the compensation of the Company’s named executive officers aligns more closely with the Company’s objective to engage in regular dialogue with its stockholders on corporate governance matters, including the Company’s executive compensation philosophy, policies and programs.

This advisory vote on the frequency of the vote on the compensation of our named executive officers is not binding on us, our Board of Directors or the Compensation Committee. However, our Board of Directors and the Compensation Committee will review and consider the outcome of this advisory vote when making future compensation decisions for our named executive officers.

The Board of Directors recommends that stockholders vote to hold the advisory vote on the compensation of the Company’s named executive officers every year.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for the principal executive officer and the next two most highly compensated executive officers of the Company (our named executive officers) whose total compensation for the year ended December 31, 2012 exceeded $100,000.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Options (1)($)	Restricted Stock Unit Award($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings (2)($)	All Other Compensation (3)($)	Total ($)
Scott W. Hamer	2012	209,000	(4)	—	—	—	2,824	10,673	222,497
President & Chief Executive Officer	2011	212,200	(4)	—	—	—	2,714	8,297	223,211
Community Financial Shares, Inc.

Jeffrey A. Vock	2012	145,600		—	—	—	—	8,890	154,490
Vice President, Assistant Secretary	2011	145,600		6,413	—	—	—	9,237	167,671
Community Financial Shares, Inc.

Christopher P. Barton	2012	135,460		—	—	—	—	8,206	143,666
Vice President & Secretary	2011	135,460		4,763	—	—	—	7,508	147,731
Community Financial Shares, Inc.

(1)	These amounts reflect the aggregate grant date fair value for outstanding stock option awards granted during the year indicated, computed in accordance with FASB ASC Topic 718. For information on the assumptions used to compute the fair value, see note 14 to the consolidated financial statements. The actual value, if any, realized by an executive officer from any option will depend on the extent to which the market value of the common stock exceeds the exercise price of the option on the date the option is exercised. Accordingly, there is no assurance that the value realized by an executive officer will be at or near the value estimated above. Mr. Hamer had 500 options vest at a fair value of $3.23 and 50 options vest at a fair value of $4.28 in 2011. Mr. Vock had 200 options vest at a fair value of $2.35 in 2011.
(2)	Represents Mr. Hamer’s change in pension value and nonqualified deferred compensation earnings under the Director’s Retirement Plan.
(3)	Represents perquisites and other compensation and benefits received in 2012 as follows: Mr. Hamer – reimbursement of club dues and fees totaling $7,123 and use of Company-owned automobile valued at $3,550; Mr. Barton - use of Company-owned automobile valued at $8,206; and Mr. Vock – use of Company-owned automobile valued at $8,890.
(4)	Includes directors’ fees of $13,000 and $16,200 for 2012 and 2011, respectively.

Other Compensatory Arrangements

The Bank currently maintains change-in-control agreements with Scott W. Hamer, Christopher P. Barton, Jeffrey A. Vock and Eric J. Wedeen.

On December 31, 2006, the Company’s Board of Directors approved a compensation package for Scott W. Hamer in connection with Mr. Hamer’s appointment as President and Chief Executive Officer of the Company and the Bank. The compensation package, which was effective January 1, 2007, included an annual salary of $180,000 and reimbursement for membership dues at a local country club. The annual salary was subsequently increased to $196,000. Additionally, the package provided that Mr. Hamer would continue to be eligible for a possible annual bonus equal to up to 25% of his yearly salary, and would continue to receive as other perquisites an automobile allowance and the opportunity to participate in the benefit programs generally maintained by the Company for the benefit of its employees. Mr. Hamer’s compensation arrangement was not memorialized in a written contract.

In addition, as a component of annual compensation, (i) all officers of the Company with the title of Assistant Vice President or Vice President may receive a cash payment of up to 12% of their annual base salary, subject to the discretion of the Board of Directors as determined from time to time during the course of the year, and (ii) all officers of the Company with the title of Senior Vice President and higher may receive a cash payment of up to 25% of their annual base salary, subject to the discretion of the Board of Directors as determined from time to time during the course of the year.

Outstanding Equity Awards at Fiscal Year-End 2012

The following table provides information concerning exercisable options and unexercised options that have not vested for each named executive officer outstanding as of December 31, 2012. The table also discloses the exercise price and the expiration date.

Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Scott W. Hamer	3,700	700	$17.50	4/21/2013
Scott W. Hamer	250	550	$23.00	3/26/2017
Jeffrey A. Vock	600	1,600	$14.00	2/18/2019

Pension Benefits / Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation

The Company maintains a Profit Sharing/401(k) Plan, which is a combination of 401(k) deferrals by the employees, matching by the Company and “profit sharing” contributions by the Company, to give employees the opportunity to save for retirement on a tax-deferred basis. Total Profit Sharing/401(k) Plan deferrals in any taxable year may not exceed the dollar limit that is set by law. In 2012 this amount was $17,000 and $22,500 for those over the age of 50. Each year the Company may contribute matching profit sharing contributions for its employees. In 2012, the Company did not make contributions to any of the named executive officer’s individual Profit Sharing/401(k) Plan.

Potential Payments Upon Change In Control

The Bank is a party to change-in-control agreements with Messrs. Hamer, Barton, Vock and Wedeen. The letter agreements provide for enumerated benefits to be provided by the Bank to the executive officers upon the occurrence of certain events within 18 months after a change of control of the Company or the Bank.

Each letter agreement provides for the payment of severance benefits, if, at any time within 18 months following a change of control, the officer’s employment is terminated as a result of (i) his disability, death or retirement pursuant to any retirement plan or policy of the Bank of general application to key employees; (ii) the essential elements of the officer’s position being materially reduced without good cause, each without the officer’s voluntary consent; (iii) a material reduction in the officer’s aggregate compensation, not related to or resulting from documented, diminished performance; or (iv) the officer being required to regularly perform services at a location which is greater than 50 miles from his principal office at the time of the change of control.

The severance benefits to be provided are an immediate lump-sum cash payment equal to nine months of the terminated executive’s current annual salary, exclusive of periodic bonus compensation, plus any unused earned vacation time and continued medical and life insurance coverage to the officer and his family for a maximum of nine months. Upon termination of the insurance coverage, the officer is entitled to exercise the policy options normally available to the Bank’s employees upon termination of employment (for example, the officer may elect to continue coverage under COBRA).

The Company entered into the change-of-control agreements because if a change of control should occur, the Company wants its executives to be focused on the business of reorganization and the interests of shareholders. In addition, the Company believes the agreements are consistent with market practice and assist the Company in retaining its executive talent.

On December 15, 2008, the Bank amended Messrs. Hamer’s and Barton’s change-in-control agreements and on February 25, 2009 the Bank amended Mr. Vock’s change-in-control agreement to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations and guidance issued with respect to Section 409A of the Code.

Impact of TARP Repurchase on Executive Compensation Restrictions

Pursuant to the terms of the Securities Purchase Agreement, on December 21, 2012, the Company redeemed its shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A and Fixed Rate Cumulative Perpetual Preferred Stock, Series B previously issued to the U.S. Department of Treasury (the “Treasury”) in connection with the Treasury’s TARP Capital Purchase Program. Accordingly, as of December 21, 2012, the Company no longer participates in the Treasury’s TARP Capital Purchase Program. During the time period in which the Company participated in the TARP Capital Purchase Program, including the majority of fiscal year 2012 and all of fiscal year 2011, the Company was subject to certain executive compensation restrictions. These restrictions include a prohibition on making any severance payment to a named executive officer or any of the next five most-highly compensated employees and a prohibition on paying or accruing any bonus, retention award or incentive compensation to, in the case of the Company, at least the most highly compensated employee, other than certain restricted stock awards.

DIRECTOR COMPENSATION

The following table provides information with respect to the compensation of our directors other than advisory directors and those who serve as named executive officers during the fiscal year ended December 31, 2012. No director listed in the table below was granted any restricted stock or option awards in fiscal year 2012.

	Fees Earned Paid in Cash ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)(1)	All Other Compensation ($)(2)	Total ($)
William Behrmann (3)	—	16,989	—	16,989
Penny Belke	15,150	5,174	—	20,324
H. David Clayton (3)	16,050	6,826	—	22,876
Raymond Dieter	—	18,976	—	18,976
Donald H. Fischer (3)	13,800	3,951	4,406	22,157
Robert Haeger (3)	15,300	3,487	—	18,787
Christopher M. Hurst (4)	—	—	—	—
Mary Beth Moran	15,975	2,157	—	18,132
Joseph Morrissey (3)	16,800	5,017	—	21,817
John Mulherin	16,725	4,657	—	21,382
Daniel Strauss (5)	—	—	—	—
Donald H. Wilson (6)	—	—	—	—

(1)	The amount in this column represents the aggregate increase in the present value of each director's accumulated benefit under the Director's Retirement Plan. Also, included in this column are the earnings and fees deferred by the Director under the Company's voluntary deferred compensation plan.
(2)	Represents reimbursement of country club dues.
(3)	Mr. Fischer retired from the board of directors effective January 8, 2013. Messrs. Behrmann, Clayton, Haeger and Morrissey retired from the board of directors effective February 21, 2013.
(4)	Mr. Hurst was appointed to the board of directors effective April 8, 2013.
(5)	Mr. Strauss was appointed to the board of directors effective March 25, 2013.
(6)	Mr. Wilson was appointed to the board of directors effective April 15, 2013.

VOTING OF SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table indicates, as of                     , the number of shares of Voting Securities beneficially owned by each greater than five percent holder of the Company’s outstanding Voting Securities.

Each share of Series C Preferred Stock is convertible immediately, at the sole discretion of the holder, initially into 100 shares of Company common stock. Shares of Series D Preferred Stock and Series E Preferred Stock are convertible into shares of Series C Preferred Stock on a one-for-one basis, provided, however, that no such conversion results in any person, together with its affiliates, holding more than a 9.99% or 4.99% voting ownership interest, respectively, in the Company. Accordingly, the number of shares of common stock and percentage common stock reflected in the following table includes those shares of common stock issuable upon the conversion of shares of Series C Preferred Stock and, as applicable, shares of common stock issuable upon the conversion of shares of Series D Preferred Stock and Series E Preferred Stock.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percent of Common Stock Beneficially Owned (1)

SBAV LP 9 West 57th Street, 26th Floor New York, New York 10019	1,943,781	(2)

Wellington Management Company, LLP 280 Congress Street Boston, Massachusetts 02210	1,943,781	(3)

Fullerton Capital Partners LP 100 Drakes Landing Road, Suite 300 Greenbrae, California 94904	1,943,781	(4)

Philip J. Timyan 4324 Central Avenue Western Springs, Illinois 60558	1,500,000	(5)

Amberley Holdings LLC 2345 Waukegan Road, Suite 165 Bannockburn, Illinois 60015	971,990	(6)

PRB Investors LP 245 Park Avenue, 24th Floor New York, New York 10167	969,459	(7)

Richard Jacinto II Roth IRA, FCC as Custodian 394 Saddle Back Trail Franklin Lakes, New Jersey 07417	969,459	(8)

Otter Creek Partners I Otter Creek International LTD 222 Lakeview Avenue West Palm Beach, Florida 33401	920,000	(9)

Gregory R. Gersack 2044 N. Wolcott Chicago, Illinois 60614	529,000	(10)

Sagus Financial Fund, LP 3399 Peachtree Road, Suite 1900 Atlanta, Georgia 30326	500,000	(11)

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percent of Common Stock Beneficially Owned (1)

Donald H. Wilson and Maria D. Wilson 357 Roosevelt Road Glen Ellyn, Illinois 60174	500,000	(12)

Cultivate LLC 958 East Circle Drive Whitefish Bay, Wisconsin 53217	400,000	(13)

(1)	Based on shares of common stock outstanding as of , plus all shares of common stock issuable to the shareholder upon the conversion of (i) shares of Series C Preferred Stock currently held by the shareholder and (ii) shares of Series D Preferred Stock and Series E Preferred Stock currently held by the shareholder, to the extent that such conversion is not prohibited by the blocker provisions applicable to the Series D Preferred Stock and Series E Preferred Stock. For purposes of this calculation, it is assumed that no other shareholders have converted any shares of Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock.
(2)	Includes 1,871,300 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock and 72,481 shares of common stock issuable upon the conversion of shares of Series D Preferred Stock. Excludes 4,342,319 shares of common stock issuable upon the conversion of shares of Series D Preferred Stock because the issuance of such shares is subject to a blocker provision contained in the Series D Preferred Stock that prevents the conversion of shares of Series D Preferred Stock into shares of Series C Preferred Stock if the conversion would result in the shareholder, together with its affiliates, holding more than a 9.99% voting ownership interest in the Company. Based on a Schedule 13D filed with the U.S. Securities and Exchange Commission on December 31, 2012, SBAV GP LLC (“SBAV GP”), as the general partner of SBAV and Clinton Group, Inc. (“CGI”), by virtue of being the investment manager of SBAV, have the power to vote or direct the voting and to dispose or direct the disposition of, all of the Shares beneficially owned by SBAV. George Hall, as the sole managing member of SBAV GP and President of CGI, is deemed to have shared voting power and shared dispositive power with respect to all Shares as to which SBAV, SBAV GP and CGI have voting power or dispositive power. Accordingly, SBAV, SBAV GP, CGI and Mr. Hall are deemed to have shared voting and shared dispositive power with respect to all of the Company’s securities beneficially owned by SBAV. SBAV GP, CGI and Mr. Hall disclaim beneficial ownership of any and all such securities in excess of their actual pecuniary interest therein.
(3)	Wellington Management Company, LLP (“Wellington Management”) is an investment adviser registered under the Investment Advisers Act of 1940. Wellington Management, in such capacity, may be deemed to share beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) over the shares held by its client accounts. The aggregate of 1,943,781 shares of common stock reflected in the table above as being beneficially owned by Wellington Management includes (i) 1,507,100 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock and 58,377 shares of common stock issuable upon the conversion of shares of Series D Preferred Stock held by Ithan Creek Investors USB, LLC and (ii) 364,200 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock and 14,104 shares of common stock issuable upon the conversion of shares of Series D Preferred Stock held by Ithan Creek Investors II USB, LLC. Excludes (i) 447,423 shares of common stock issuable upon the conversion of shares of Series D Preferred Stock held by Ithan Creek Investors USB, LLC and (ii) 108,096 shares of common stock issuable upon the conversion of shares of Series D Preferred Stock held by Ithan Creek Investors II USB, LLC, in each case, because the issuance of such shares is subject to a blocker provision contained in the Series D Preferred Stock that prevents the conversion of shares of Series D Preferred Stock into shares of Series C Preferred Stock if the conversion would result in the shareholder, together with its affiliates, holding more than a 9.99% voting ownership interest in the Company.
(4)	Includes 1,871,300 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock and 72,481 shares of common stock issuable upon the conversion of shares of Series D Preferred Stock. Excludes 555,519 shares of common stock issuable upon the conversion of shares of Series D Preferred Stock because the issuance of such shares is subject to a blocker provision contained in the Series D Preferred Stock that prevents the conversion of shares of Series D Preferred Stock into shares of Series C Preferred Stock if the conversion would result in the shareholder, together with its affiliates, holding more than a 9.99% voting ownership interest in the Company.
(5)	Includes 1,500,000 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock.
(6)	Includes 4,349 shares of common stock, 874,800 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock and 92,781 shares of common stock issuable upon the conversion of shares of Series E Preferred Stock. Excludes 232,419 shares of common stock issuable upon the conversion of shares of Series E Preferred Stock because the issuance of such shares is subject to a blocker provision contained in the Series E Preferred Stock that prevents the conversion of shares of Series E Preferred Stock into shares of Series C Preferred Stock if the conversion would result in the shareholder, together with its affiliates, holding more than a 4.99% voting ownership interest in the Company.
(7)	Includes 926,200 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock and 43,259 shares of common stock issuable upon the conversion of shares of Series E Preferred Stock. Excludes 230,541 shares of common stock issuable upon the conversion of shares of Series E Preferred Stock because the issuance of such shares is subject to a blocker provision contained in the Series E Preferred Stock that prevents the conversion of shares of Series E Preferred Stock into shares of Series C Preferred Stock if the conversion would result in the shareholder, together with its affiliates, holding more than a 4.99% voting ownership interest in the Company.
(8)	Includes 926,200 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock and 43,259 shares of common stock issuable upon the conversion of shares of Series E Preferred Stock. Excludes 30,541 shares of common stock issuable upon the conversion of shares of Series E Preferred Stock because the issuance of such shares is subject to a blocker provision contained in the Series E Preferred Stock that prevents the conversion of shares of Series E Preferred Stock into shares of Series C Preferred Stock if the conversion would result in the shareholder, together with its affiliates, holding more than a 4.99% voting ownership interest in the Company.
(9)	Includes 920,000 shares of common stock.

(10)	Includes 229,000 shares of common stock and 300,000 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock.
(11)	Includes 500,000 shares of common stock.
(12)	Includes 100,000 shares of common stock and 400,000 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock.
(13)	Includes 100,000 shares of common stock and 300,000 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock.

Security Ownership of Management

The following table indicates, as of                     , the number of shares of common stock beneficially owned by each director of the Company, the named executive officers of the Company, and all directors and executive officers of the Company as a group.

Name of Beneficial Owner	Number of Shares (1)		Percent of Common Stock Outstanding (2)
Penny A. Belke, DDS	166,299
Raymond A. Dieter, Jr., MD	102,312	(3)
Scott W. Hamer	135,750
Christopher M. Hurst	20,000
Mary Beth Moran	61,202
John M. Mulherin	20,496	(4)
Daniel Strauss	—
Donald H. Wilson	500,000	(5)
Christopher P. Barton	169,242
Jeffrey A. Vock	50,600	(6)
Eric J. Wedeen	252,200	(7)
All Directors and Executive Officers as a Group (11 Persons)	1,478,101

(1)	Includes shares issuable pursuant to stock options currently exercisable within 60 days of , as follows: Mr. Hamer - 3,950 shares, Mr. Vock - 600 shares and Mr. Wedeen - 2,200 shares.
(2)	Based on shares of common stock outstanding as of for all directors and executive officers except for Messrs. Vock and Wedeen. For Mr. Vock, based on 6,043,688 shares of common stock outstanding as of plus 50,000 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock held by Mr. Vock. For Mr. Wedeen, based on 6,043,688 shares of common stock outstanding as of plus 250,000 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock held by Mr. Wedeen.
(3)	Includes 2,776 shares held in a trust of which Dr. Dieter is trustee.
(4)	Includes 4,112 shares held in joint tenancy of which Mr. Mulherin has shared investment and voting power and 1,208 shares held by Mr. Mulherin’s spouse in an IRA.
(5)	Includes 100,000 shares of common stock and 400,000 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock. Each share of Series C Preferred Stock is convertible immediately, at the sole discretion of the holder, initially into 100 shares of Company common stock.
(6)	Includes 50,000 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock. Each share of Series C Preferred Stock is convertible immediately, at the sole discretion of the holder, initially into 100 shares of Company common stock.
(7)	Includes 250,000 shares of common stock issuable upon the conversion of shares of Series C Preferred Stock. Each share of Series C Preferred Stock is convertible immediately, at the sole discretion of the holder, initially into 100 shares of Company common stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to regulations promulgated under the Exchange Act, the Company’s officers, directors and persons who own more than 10% of the outstanding shares of the Company’s common stock (“Reporting Persons”) are required to file reports detailing their ownership and changes of ownership in such common stock (collectively, “Reports”), and to furnish the Company with copies of all such Reports. Based solely on its review of the copies of such Reports or written representations that no such Reports were necessary that the Company received during the past fiscal year or with respect to the last fiscal year, management believes that during the fiscal year ended December 31, 2012, all of the Reporting Persons complied with these reporting requirements.

STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

Proposals will be considered timely and may be eligible for inclusion in the Company’s 2014 Proxy Statement if they are received by the Company at 357 Roosevelt Road, Glen Ellyn, Illinois 60137 in the form of a written notice no later than                     . Otherwise, such a proposal will be considered untimely. Any stockholder proposal will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

OTHER BUSINESS

The Board of Directors does not know of any business to be brought before the annual meeting other than the matters described in the notice of annual meeting. However, if a stockholder properly brings any other matters for action, each person named in the proxy card intends to vote the proxy in accordance with his judgment on such matters.

FINANCIAL AND OTHER INFORMATION

Upon request, the Company will provide, without charge to any stockholder entitled to vote at the annual meeting, a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 as filed with the SEC. Such request should be made to the Corporate Secretary of the Company at 357 Roosevelt Road, Glen Ellyn, Illinois 60137.

By Order of the Board of Directors,

Christopher P. Barton
Corporate Secretary

A notice of internet availability regarding this proxy statement and the Company’s Annual Report on Form 10-K has been mailed to persons who were shareholders as of the close of business on                     . Any shareholder who would like to receive a paper copy of the proxy statement or Form 10-K may obtain a copy by writing to the Corporate Secretary of the Company. The Form 10-K is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

Appendix A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Merger Agreement”) is entered into as of                      by and between Community Financial Shares, Inc., a Delaware corporation (“CFIS-Delaware”), and Community Financial Shares, Inc., a Maryland corporation (“CFIS-Maryland”).

W I T N E S S E T H:

WHEREAS, CFIS-Maryland is a corporation duly organized and existing under the laws of the State of Maryland; and

WHEREAS, CFIS-Delaware is a corporation duly organized and existing under the laws of the State of Delaware; and

WHEREAS, on the date of this Merger Agreement, CFIS-Maryland has authority to issue 75,000,000 shares of Common Stock, par value $0.01 per share (the “CFIS-Maryland Common Stock”), of which 100 shares are issued and outstanding and owned by CFIS-Delaware and 1,000,000 shares of Preferred Stock, par value $1.00 per share (the “CFIS-Maryland Preferred Stock”), of which no shares are issued and outstanding; and

WHEREAS, on the date of this Merger Agreement, CFIS-Delaware has authority to issue 75,000,000 shares of common stock, no par value per share (the “CFIS-Delaware Common Stock”), of which                     shares were issued and outstanding on                     (the “Record Date”) and 1,000,000 shares of preferred stock, par value $1.00 per share, of which (i) 133,411 shares of Series C Convertible Noncumulative Perpetual Preferred Stock (the “Series C Preferred Stock”) were issued and outstanding on the Record Date; (ii) 56,708 shares of Series D Convertible Noncumulative Perpetual Preferred Stock (the “Series D Preferred Stock”) were issued and outstanding on the Record Date; and (iii) 6,728 shares of Series E Convertible Noncumulative Perpetual Preferred Stock (the “Series E Preferred Stock”) were issued and outstanding on the Record Date; and

WHEREAS, the respective boards of directors of CFIS-Maryland and CFIS-Delaware have determined that it is advisable and in the best interests of said two corporations and their stockholders that CFIS-Delaware merge with and into CFIS-Maryland upon the terms and conditions herein provided; and

WHEREAS, the respective boards of directors of CFIS-Maryland and CFIS-Delaware and the sole stockholder of CFIS-Maryland, have adopted and approved this Merger Agreement, and the board of directors of CFIS-Delaware has directed that this Merger Agreement shall be submitted for approval by a vote of the stockholders of CFIS-Delaware in accordance with its bylaws and Delaware law.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, CFIS-Delaware and CFIS-Maryland hereby agree as follows:

1. Merger. In accordance with the General Corporation Law of the State of Maryland (the “Maryland Code”) and the General Corporation Law of the State of Delaware (the “Delaware Code”), CFIS-Delaware shall be merged with and into CFIS-Maryland, which shall be the surviving corporation and which is sometimes hereinafter referred to as the “surviving corporation,” and which shall continue to exist as said surviving corporation under said name pursuant to the provisions of the Maryland Code. The separate existence of CFIS-Delaware, which is sometimes hereinafter referred to as the “terminating corporation,” shall cease upon the Effective Time (as hereinafter defined) of the merger in accordance with the Delaware Code.

For purposes hereof, the Effective Time shall be the date and time that the merger shall become effective as set forth in the Certificate of Merger filed with the Secretary of State of the State of Delaware and the Articles of Merger filed with the Maryland State Department of Assessments and Taxation.

2. Governing Documents.

(a) The Articles of Incorporation of CFIS-Maryland (the “Articles of Incorporation”), as in effect at the Effective Time, shall continue to be the Articles of Incorporation of CFIS-Maryland as the surviving corporation.

(b) The Bylaws of CFIS-Maryland, as in effect at the Effective Time, shall continue to be the Bylaws of CFIS-Maryland as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable laws.

3. Outstanding Voting Shares.

(a) As of the Record Date, the number of outstanding voting shares of the terminating corporation is (i)                     shares of CFIS-Delaware Common Stock, each of which is entitled to one vote per share and (ii) 133,411 shares of Series C Preferred Stock, each of which is entitled to 100 votes per share. The 56,708 shares of the terminating corporation’s outstanding Series D Preferred Stock and the 6,728 shares of the terminating corporation’s outstanding Series E Preferred Stock are not entitled to vote on the merger.

(b) The number of outstanding shares of the surviving corporation is 100, all of which are of one class and are common shares, and all of which are entitled to vote.

4. Stock of CFIS-Delaware.

(a) Conversion of Common and Preferred Stock. At the Effective Time, by virtue of the merger and without any action on the part of any holder thereof, each issued share of CFIS-Delaware Common Stock outstanding immediately prior thereto shall be converted into one (1) fully paid and nonassessable share of CFIS-Maryland Common Stock. At the Effective Time, by virtue of the merger and without any action on the part of any holder thereof, (i) each share of Series C Preferred Stock issued and outstanding immediately prior to the Effective Time shall be automatically converted into and shall thereafter represent the right to receive one share of preferred stock of CFIS-Maryland, which shall be designated as Series C Convertible Noncumulative Perpetual Preferred Stock, with the preferences, rights and limitations set forth in Exhibit 1.1 hereto; (ii) each share of Series D Preferred Stock issued and outstanding immediately prior to the Effective Time shall be automatically converted into and shall thereafter represent the right to receive one share of preferred stock of CFIS-Maryland, which shall be designated as Series D Convertible Noncumulative Perpetual Preferred Stock, with the preferences, rights and limitations set forth in Exhibit 1.2 hereto; and (iii) each share of Series E Preferred Stock issued and outstanding immediately prior to the Effective Time shall be automatically converted into and shall thereafter represent the right to receive one share of preferred stock of CFIS-Maryland, which shall be designated as Series E Convertible Noncumulative Perpetual Preferred Stock, with the preferences, rights and limitations set forth in Exhibit 1.3 hereto.

(b) Stock Certificates. On and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of CFIS-Delaware capital stock shall be deemed for all purposes to evidence ownership of and to represent the shares of CFIS-Maryland capital stock into which the shares of CFIS-Delaware stock represented by such certificates have been converted as herein provided. The registered owner on the books and records of CFIS-Maryland or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to CFIS-Maryland or its transfer agent, have and be entitled to exercise any voting and other rights with respect thereto and to receive any dividend and other distributions upon the shares of CFIS-Maryland stock evidenced by such outstanding certificate as above provided.

(c) Options and Warrants. At the Effective Time, each outstanding option, warrant and right to purchase CFIS-Delaware Common Stock, including those options granted under any of CFIS-Delaware’s employee stock option plans (collectively, the “Option Plans”), shall be converted into and become an option, warrant, or right to purchase an equal number of shares of CFIS-Maryland Common Stock, at a price per share equal to the same exercise price of the option, warrant or right to purchase CFIS-Delaware Common Stock, and upon the same terms and subject to the same conditions as set forth in the Option Plan and other plan or agreement entered into by CFIS-Delaware pertaining to such options, warrants or rights. A number of shares of CFIS-Maryland Common Stock of the relevant class and series shall be reserved for purposes of the options, warrants and rights described in the preceding sentence equal to the number of shares of CFIS-Delaware Common Stock so reserved as of the Effective Time. As of the Effective Time, CFIS-Maryland shall assume all obligations of CFIS-Delaware under agreements pertaining to such options, warrants and rights, including the Option Plans.

5. Common Stock of CFIS-Maryland. At the Effective Time, by virtue of the Merger, the one hundred (100) shares of CFIS-Maryland Common Stock issued and outstanding in the name of CFIS-Delaware shall be canceled and retired and resume the status of authorized and unissued shares of CFIS-Maryland Common Stock, and no shares of CFIS-Maryland Common Stock or other securities of CFIS-Maryland shall be issued in respect thereof.

6. Amendment. At any time before or after approval and adoption by the stockholders of CFIS-Delaware, this Merger Agreement may be amended in any manner as may be determined in the judgment of the respective board of directors of CFIS-Maryland and CFIS-Delaware to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purposes and intent of this Merger Agreement.

7. Further Assurances.

(a) From time to time, as and when required by CFIS-Maryland or by its successors and assigns, there shall be executed and delivered on behalf of CFIS-Delaware such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in CFIS-Maryland the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of CFIS-Delaware, and otherwise to carry out the purposes of this Merger Agreement and the officers and directors of CFIS-Maryland are fully authorized in the name and on behalf of CFIS-Delaware or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

(b) In the event that the merger of CFIS-Delaware with and into CFIS-Maryland shall have been duly authorized in compliance with the laws of the states of Delaware and Maryland, and in the event that this Agreement shall have been adopted by the stockholders of CFIS-Delaware and CFIS-Maryland entitled to vote thereon in accordance with the Delaware Code and the Maryland Code, the terminating corporation and the surviving corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of Maryland and of the State of Delaware, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

8. Abandonment. At any time before the Effective Time, this Merger Agreement may be terminated and the merger may be abandoned by the board of directors of either CFIS-Delaware or CFIS-Maryland or both, notwithstanding approval of this Merger Agreement by the sole stockholder of CFIS-Maryland and the stockholders of CFIS-Delaware.

9. Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by resolution of the boards of directors of CFIS-Delaware and CFIS-Maryland, is hereby executed on behalf of each of said two corporations by their respective officers thereunto duly authorized.

COMMUNITY FINANCIAL SHARES, INC.,
A Maryland Corporation

By:
Scott W. Hamer
President and Chief Executive Officer

COMMUNITY FINANCIAL SHARES, INC.,
A Delaware Corporation

By:
Scott W. Hamer
President and Chief Executive Officer

Exhibit 1.1

ARTICLES SUPPLEMENTARY

TO THE

ARTICLES OF INCORPORATION

OF

COMMUNITY FINANCIAL SHARES, INC.

Series C Convertible Noncumulative Perpetual Preferred Stock

Pursuant to Section 2-208 of the Maryland General Corporation Law

Community Financial Shares, Inc., a Maryland corporation (the “Company”), hereby certifies to the Maryland State Department of Assessments and Taxation that, pursuant to the authority conferred upon the Board of Directors of the Company (“Board of Directors”) by the Articles of Incorporation of the Company (the “Articles of Incorporation”) and applicable law, the following resolutions were duly adopted by the Board of Directors.

NOW, THEREFORE, BE IT RESOLVED, that pursuant to the authority expressly granted to, and vested in, the Board of Directors in accordance with the provisions of its Articles of Incorporation, the Company does hereby create and designate a series of preferred stock, $1.00 par value per share, and the Board of Directors does hereby fix the relative rights and preferences of the shares of such series as follows:

1. Definitions.

(a) “Act” means the Securities Exchange Act of 1934, as amended, or any successor provisions, including any rules or regulations promulgated thereunder.

(b) “Articles of Incorporation” has the meaning set forth in the preamble.

(c) “Articles Supplementary” mean these Articles Supplementary.

(d) “Authorized Share Failure” has the meaning set forth in Section 6(d).

(e) “Board of Directors” has the meaning set forth in the preamble.

(f) “Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in Chicago, Illinois are authorized or required by applicable law to close.

(g) “Bylaws” means the bylaws of the Company (as amended).

(h) “Certificate” has the meaning set forth in Section 6(b)(i).

(i) “Change of Control” means any of the following transactions that is approved by at least a majority of the members of the Board of Directors:

(i) the acquisition by any Person (other than the current members of the Board or any of their descendants, the Company, or any savings, pension or other benefit plan for the benefit of the employees of the Company or subsidiaries thereof), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of voting securities of the Company (or of any direct or indirect subsidiary of the Company owning more than 75% of the consolidated assets of the Company) where such acquisition causes any such Person to own fifty percent (50%) or more of the combined voting power of the Company’s then outstanding capital stock then entitled to vote generally in the election of directors;

(ii) a reorganization, merger, consolidation or other corporate transaction involving the Company (or of any direct or indirect subsidiary of the Company owning more than 75% of the consolidated assets of the Company) with respect to which the shareholders of the Company immediately prior to such transaction do not, immediately after the transaction, own more than fifty percent (50%) of the combined voting power of the reorganized, merged or consolidated company’s then outstanding voting securities;

(iii) the sale, transfer or assignment of all or substantially all of the assets of the Company (or of any direct or indirect subsidiary of the Company owning more than 75% of the consolidated assets of the Company) to any third party; or

(iv) any other transactions or series of related transactions occurring which have substantially the same effect as the transactions specified in clauses (i) through (iii) as reasonably determined by the Board of Directors.

(j) “Closing Price” means, with respect to the Common Stock and on any particular date, the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on such date as reported in composite transactions for the principal U.S. securities exchange on which the Common Stock is listed or admitted for trading or, if the Common Stock is not listed or admitted for trading on a United States national or regional securities exchange, as reported on the quotation system on which such security is quoted. If the Common Stock is not listed or admitted for trading on a United States national or regional securities exchange and not reported on a quotation system on such date, the “Closing Price” will be the last quoted bid price for the Common Stock in the over-the-counter market on such date as reported by the OTC Markets Group Inc. or similar organization. If none of the foregoing apply, the last reported sale price will be the average of the mid-point of the last bid and ask prices for the Common Stock on such date from each of at least three nationally recognized investment banking firms selected by the Company for this purpose.

(k) “Common Stock” means the common stock, $0.01 par value per share, of the Company.

(l) “Company” has the meaning set forth in the preamble.

(m) “Conversion Date” has the meaning set forth in Section 6(b)(i).

(n) “Conversion Notice” has the meaning set forth in Section 6(b)(i).

(o) “Conversion Price” means $1.00 per share of Common Stock, as the same may be adjusted as provided in Section 7 hereof.

(p) “Conversion Rate” means a number equal to (i) $100.00 (as adjusted for any split, subdivision, combination or consolidation, recapitalization or similar event with respect to the Series C Preferred Stock) divided by (ii) the Conversion Price.

(q) “Deemed Liquidation” has the meaning set forth in Section 5(d).

(r) “Deemed Liquidation Payment” has the meaning set forth in Section 5(d).

(s) “Distribution” means payment of dividends or distributions, whether payable in cash, securities, options or other property (including any distributions of any rights, (including rights relating to the issuance, grant or sale of stock, warrants, securities or other property)).

(t) “DTC” has the meaning set forth in Section 6(b)(ii).

(u) “Fair Market Value” means, (i) for any security, the Closing Price, (ii) with respect to property other than a security, the fair market value determined in good faith by a nationally recognized investment banking firm selected by the Company, and (iii) for any cash, the amount of such cash.

(v) “Holder” means a holder of shares of Series C Preferred Stock.

(w) “Junior Securities” has the meaning set forth in Section 5(a).

(x) “Liquidation Preference” has the meaning set forth in Section 5.

(y) “Parity Securities” has the meaning set forth in Section 5(a).

(z) “Person” means any individual, entity or “group,” within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Act.

(aa) “Registration Rights Agreement” has the meaning set forth in the Securities Purchase Agreement.

(bb) “Reorganization” means

(i) an acquisition, reorganization, merger, consolidation or other corporate transaction involving the Company (or of any direct or indirect subsidiary of the Company owning more than 75% of the consolidated assets of the Company);

(ii) the sale, transfer or assignment of all or substantially all of the assets of the Company (or of any direct or indirect subsidiary of the Company owning more than 75% of the consolidated assets of the Company); or

(iii) any other transactions or series of related transactions occurring which have substantially the same effect as the transactions specified in clauses (i) or (ii) as reasonably determined by the Board of Directors.

(cc) “Required Reserve Amount” has the meaning set forth in Section 6(d).

(dd) “Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated as of November 13, 2012, by and between Community Financial Shares, Inc., a Delaware corporation and the predecessor to the Company, and the investors named therein.

(ee) “Senior Indebtedness” means (i) the principal, premium, if any, and interest in respect of (A) indebtedness of the Company for money borrowed (including deposit obligations) and (B) indebtedness evidenced by securities, notes, debentures, bonds or other similar instruments issued by the Company; (ii) all capital lease obligations of the Company; (iii) all obligations of the Company issued or assumed as the deferred purchase price of property, all conditional sale obligations of the Company and all obligations of the Company under any conditional sale or title retention agreement (but excluding trade accounts payable in the ordinary course of business); (iv) all obligations, contingent or otherwise, of the Company in respect of any letters of credit, banker’s acceptance, security purchase facilities and similar credit transactions; (v) all obligations of the Company in respect of interest rate swap, cap or other agreements, interest rate future or options contracts, currency swap agreements, currency future or option contract and other similar agreements; (vi) all obligations of the type referred to in clauses (i) through (v) of other persons for the payment of which the Company is responsible or liable as obligor, guarantor or otherwise; and (vii) all obligations of the type referred to in clauses (i) through (vi) of other persons secured by any lien on any property or asset of the Company (whether or not such obligation is assumed by the Company).

(ff) “Senior Securities” has the meaning set forth in Section 5(a).

(gg) “Series A Preferred Stock” means the 6,970 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A, $1.00 par value per share, of the Company previously issued to the U.S. Department of Treasury by the Company pursuant to the U.S Department of Treasury’s Trouble Asset Relief Program Capital Purchase Program.

(hh) “Series B Preferred Stock” means the 349 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series B, $1.00 par value per share, of the Company previously issued to the U.S. Department of Treasury by the Company pursuant to the U.S Department of Treasury’s Trouble Asset Relief Program Capital Purchase Program.

(ii) “Series C Preferred Stock” has the meaning set forth in Section 3.

(jj) “Series D Preferred Stock” means the shares of Series D Convertible Noncumulative Perpetual Preferred Stock, $1.00 par value per share, of the Company.

(kk) “Series E Preferred Stock” means the shares of Series E Convertible Noncumulative Perpetual Preferred Stock, $1.00 par value per share, of the Company.

(ll) “Share Delivery Date” has the meaning set forth in Section 6(b)(ii).

(mm) “Surviving Entity” means the successor Person in any Reorganization other than the Company, provided that if (i) such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on a national securities exchange, quotation system or over-the-counter market and (ii) the common stock or equivalent equity security of the parent entity that, directly or indirectly, controls such Person (a “Parent Entity”) is quoted or listed on a national securities exchange, quotation system or over-the-counter market, “Surviving Entity” shall mean such Person’s Parent Entity; provided further that if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of a Reorganization shall be deemed to be the “Surviving Entity”.

(nn) “Transaction Documents” means collectively the Securities and Purchase Agreement, the Registration Rights Agreement, and each of the other agreements entered into by the Company, on the one hand, and Holders and/or the holders of the Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, on the other hand, in connection with the issuance of the Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock.

(oo) “4.9 Maximum Percentage” has the meaning set forth in Section 6(f)(ii).

(pp) “9.9 Maximum Percentage” has the meaning set forth in Section 6(f)(i).

2. Interpretation. For the purposes hereof, unless the context requires otherwise: (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires; (ii) the terms “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to the Articles Supplementary as a whole and not to any particular provision of the Articles Supplementary, and Section references are to the Sections of the Articles Supplementary unless otherwise specified; (iii) the word “including” and words of similar import when used in the Articles Supplementary shall mean “including, without limitation,” unless the context otherwise requires or unless otherwise specified; (iv) the word “or” shall not be exclusive; (v) the terms “Dollars”, “cents” and “$” shall mean U.S. dollars; (vi) with respect to determination of any period of time, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”; (vii) references to any statute shall be deemed to refer to such statute as amended, modified, codified, reenacted, supplemented or superseded in whole or in part and in effect from time to time, and also to all rules and regulations promulgated thereunder; (viii) the word “hereby,” or the term “contemplated hereby,” when used in the Articles Supplementary, shall refer to the Articles of Incorporation and the Articles Supplementary and not to any other agreement or instrument; and (ix) any calculations of “as-converted” or “fully converted” basis or similar concept, unless otherwise expressly provided otherwise, shall be of the maximum number of shares of Common Stock into which such Series C Preferred Stock would be convertible assuming for such purposes that the Series C Preferred Stock would be convertible (without regard to any limitations on the conversion of the Series C Preferred Stock contained in these Articles Supplementary) assuming that there would be sufficient authorized shares of Common Stock to permit such conversion at such time.

3. Designation; Number of Shares. The series of preferred stock to which this Statement of Designation relates is designated “Series C Convertible Noncumulative Perpetual Preferred Stock,” par value $1.00 per share (the “Series C Preferred Stock”). Each share of Series C Preferred Stock has the designations, preferences, limitations and relative, participating, optional or other special rights and privileges, and the qualifications, limitations and restrictions as described herein. The authorized number of shares of Series C Preferred Stock is 350,000. Except as set forth in Section 6(f), each share of Series C Preferred Stock is identical in all respects to every other share of Series C Preferred Stock. The Series C Preferred Stock shall be perpetual until such time as no shares of Series C Preferred Stock remain outstanding.

4. Dividends. Distributions may be paid on the Series C Preferred Stock as and when declared by the Board of Directors, subject, however, to the prior and superior rights of the holders of Senior Securities. In addition, the Holders of record shall be entitled to receive, on a fully converted basis (without regard to any limitations on the conversion of the Series C Preferred Stock contained in these Articles Supplementary), as, when, and if declared by the Board of Directors, Distributions in the same per share amount as paid on the Common Stock, and no Distributions shall be payable on Junior Securities or Parity Securities unless an identical Distribution is payable at the same time on the Series C Preferred Stock; provided however, that if a Distribution payable in Common Stock is declared on the Common Stock, the Conversion Price shall be adjusted pursuant to Section 7 in lieu of the Holders receiving an equivalent Distribution. Distributions that are payable on Series C Preferred Stock shall be payable to the Holders of record as they appear on the stock register of the Company on the applicable record date, as determined by the Board of Directors, which record date, in the case of a Distribution in which a Distribution is also paid on the Common Stock, shall be the same as the record date for the Distribution on the Common Stock. The Company will not make any Distribution to the stockholders of the Company which could reasonably be determined to materially adversely affect the rights, powers, privileges and preferences afforded to the Holders with respect to the right to receive the Liquidation Preference in the event of any liquidation, dissolution or winding up of the affairs of the Company (including any such event following a sale, transfer or assignment of all or substantially all of the assets of the Company).

5. Liquidation Preference.

(a) Rank. The Series C Preferred Stock will, with respect to dividend rights and rights on liquidation, winding-up and dissolution, in each case rank (i) subordinate and junior to the Company’s Series A Preferred Stock and Series B Preferred Stock, Senior Indebtedness (as defined herein) and all other securities of the Company issued or established after the date of these Articles Supplementary by the Company which, by their respective terms, are senior to the Series C Preferred Stock (“Senior Securities”); (ii) on parity with the Company’s Series D Preferred Stock, the Series E Preferred Stock and each other class or series of preferred stock established after the date of these Articles Supplementary by the Company the terms of which expressly provide that such class or series will rank on a parity with the Series C Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company (“Parity Securities”); and (iii) senior to the Company’s Common Stock and each other class or series of the Company’s capital stock outstanding or established or issued after date of these Articles Supplementary by the Company the terms of which do not expressly provide that such shares of capital stock rank on a parity with or senior to the Series C Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company (“Junior Securities”).

(b) Liquidation Preference. In the event of any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, Holders shall be entitled to receive for each share of Series C Preferred Stock, out of the assets of the Company or proceeds thereof (whether capital or surplus) available for distribution to stockholders of the Company, subject to the rights of any creditors of the Company, before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock or any other Junior Securities, an amount equal to the greater of (i) the sum of (A) $100.00 per share of the Series C Preferred Stock (as adjusted for any split, subdivision, combination or consolidation, recapitalization or similar event with respect to the Series C Preferred Stock) and (B) the amount of any declared, but unpaid, Distributions to the date of payment and (ii) the amount such Holder would have received if such share of Series C Preferred Stock had been fully converted into shares of Common Stock in accordance with these Articles Supplementary (without regard to any limitations on the conversion of the Series C Preferred Stock contained in these Articles Supplementary) immediately prior to such liquidation, dissolution or winding up (such greater amount of the foregoing clauses (i) and (ii), the “Liquidation Preference”).

(c) Partial Payment. If, in any distribution described in Section 4 and this Section 5, the assets of the Company or proceeds thereof are not sufficient to pay in full the amounts payable with respect to all outstanding shares of Series C Preferred Stock and the corresponding amounts payable with respect to any other stock of the Company ranking equally with Series C Preferred Stock as to such distribution, Holders and the holders of such other stock shall share ratably in any such distribution in proportion to the full respective distributions to which they are entitled.

(d) Change in Control; Deemed Liquidations. Not less than twenty calendar days prior to the date that a contemplated Change of Control is expected to be consummated, the Company shall notify each Holder of the anticipated consummation date of such Change of

Control by written notice via facsimile or email and overnight courier. Upon the election of a Holder (an “Electing Holder”) in writing given to the Company not later than five Business Days prior to the anticipated consummation date in the foregoing notice, the consummation by the Company of a Change of Control will constitute a liquidation, dissolution or winding up of the Company (a “Deemed Liquidation”) solely with respect to any or all of the Series C Preferred Stock held by such Holders and, upon such election, shall have the right to receive a distribution in accordance with this Section 5 (a “Deemed Liquidation Payment”). The Company shall make payment of the Deemed Liquidation Payment to any Electing Holder concurrently with the consummation of such Change of Control and in the event that the Company does not pay the Deemed Liquidation Payment on such date, an Electing Holder shall have the right to void its election. If the Company fails to pay the Deemed Liquidation Payment in full when due in accordance with this Section 5(d), the Company will pay interest thereon at a rate equal to the lesser of 25% per annum and the maximum rate permitted by applicable law, accruing daily from such date until the Deemed Liquidation Payment, plus all such interest thereon, is paid in full. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to comply with its obligations under this Section 5(d).

6. Conversion.

(a) Conversion. Subject to the provisions of Section 6(f), each share of Series C Preferred Stock shall be convertible at the sole discretion of the Holder into a number of shares of Common Stock equal to the then applicable Conversion Rate in the manner set forth in Section 6(b). Subject to the provisions of Section 6(f), the number of shares of Common Stock into which a share of Series C Preferred Stock shall be convertible shall be determined by dividing (i) $100.00 (as adjusted for any split, subdivision, combination or consolidation, recapitalization or similar event with respect to the Series C Preferred Stock) by (ii) the then Conversion Price (subject to the conversion procedures set forth below in Section 6(b)).

(b) Conversion Mechanics.

(i) Subject to the provisions of Section 6(f), a Holder may elect to convert any or all of such Holder’s shares of Series C Preferred Stock into a number of shares of Common Stock equal to the then applicable Conversion Rate, at any time in whole or from time to time in part, as and when provided in Section 6 upon written notice delivered to the Company (at the registered office of the Company or at any office of any agent or agents of the Company, as may be designated by the Board of Directors, who shall provide prompt notice of such designation to the Holders in accordance with Section 13, specifying the number of shares of Series C Preferred Stock such Holder is electing to convert (“Conversion Notice”), accompanied by the duly endorsed certificate or certificates evidencing outstanding shares of Series C Preferred Stock (“Certificate(s)” and together with the Conversion Notice, the “Conversion Documents”). The conversion date for such conversion shall be the date on which the Company actually receives the Conversion Documents (but in no event later than the date upon which delivery of the Conversion Documents would be deemed pursuant to Section 13) (the “Conversion Date”) and the Person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on the Conversion Date.

(ii) Upon receipt by the Company of the Conversion Documents, the Company shall, as soon as practicable, but in any event within one Trading Day thereafter, send, via facsimile or email, a confirmation of receipt and copies of such Conversion Documents to such Holder and to the transfer agent, which confirmation shall constitute an instruction to the transfer agent to process such Conversion Notice in accordance with the terms herein and as soon as practicable following the Conversion Date (and in any event within three Trading Days thereafter (the “Share Delivery Date”) and (A) provided the transfer agent is participating in the The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which such Holder shall be entitled to such Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (B) if the transfer agent is not participating in the DTC Fast Automated Securities Transfer Program or if such Holder elected (in the Conversion Notice) to not have the shares of Common Stock credited to such Holder’s balance account with DTC, issue and deliver, to the address as specified in the Conversion Notice, one or more certificates representing shares of Common Stock to which such Holder shall be entitled. In the event less than all of the shares of Series C Preferred Stock represented by a Certificate are being converted into Common Stock by the Holder, a new Certificate, of like tenor, at the Company’s sole cost and expense, shall be issued and delivered promptly (and in no event later than the Share Delivery Date) to the Holder representing the number of such shares of Series C Preferred Stock that are not being converted.

(iii) From and after the Conversion Date, the shares of Series C Preferred Stock to be converted on such Conversion Date will no longer be deemed to be outstanding and all rights of the Holder as Holder (except the right to receive the Common Stock upon conversion) shall cease and terminate with respect to such shares; provided that a Holder shall be entitled to receive any Distributions that were declared prior to, but remain unpaid as of, the Conversion Date; provided further that in the event that a share of Series C Preferred Stock is not converted due to a default by the Company or because the Company is otherwise unable to issue the requisite shares of Common Stock, such share of Series C Preferred Stock will remain outstanding and will be entitled to all of the rights as provided herein.

(iv) The Company acknowledges that a breach by it of its obligations under this Section 6(b) will cause irreparable harm to a Holder. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 6(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 6(b), that a Holder shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance, without the necessity of showing economic loss and without any bond or other security being required.

(c) No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of Section 7 and this Section 6 in the taking of all such actions as may be necessary or appropriate in order to protect the conversion rights of the Holders against impairment.

(d) Reservation of Shares Issuable Upon Conversion. The Company will at all times reserve and keep available out of its authorized but unissued Common Stock solely for the purpose of effecting the conversion of the Series C Preferred Stock such number of shares of Common Stock as will from time to time be sufficient to effect the conversion of all outstanding Series C Preferred Stock and all shares of Series C Preferred Stock that would be issuable upon the full conversion of all outstanding Series D Preferred Stock and Series E Preferred Stock, in each case, without regard to any limitations on conversions contained in these Articles Supplementary (the “Required Reserve Amount”). If at any time while any shares of Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Series C Preferred Stock (including any shares of Series C Preferred Stock that could result from the conversion of Series D Preferred Stock or Series E Preferred Stock into Series C Preferred Stock) at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the shares of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than 60 days after the occurrence of such Authorized Share Failure, the Company shall file a proxy statement for a special meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause the Board of Directors to unanimously recommend to the stockholders that they approve such proposal.

(e) Cash Damages. If by the Share Delivery Date, the Company shall fail to issue and deliver to a Holder (i) the number of shares of Common Stock to which such Holder is entitled hereunder upon such Holder’s conversion of the Series C Preferred Stock or (ii) a new certificate representing the number of shares of Series C Preferred Stock that are not being converted, in addition to all other available remedies to which such Holder may pursue hereunder and under the Transaction Documents, the Company shall pay additional damages to such Holder on each Business Day after the Share Delivery Date that such conversion is not timely effected in an amount equal to 0.5% of the product of (A) the number of shares of Common Stock not issued to such Holder by the Share Delivery Date and to which such Holder is entitled (or in the case of failure to deliver a new certificate representing shares of Series C Preferred Stock not being converted, the number of shares of Common Stock issuable upon conversion of such shares of Series C Preferred Stock that would be represented by such certificate as of the Share Delivery Date), multiplied by (B) the Closing Price of the Common Stock on the Share Delivery Date. If the Company fails to pay the damages set forth in this Section 6(e) within five Business Days of the date incurred, then such payments shall bear interest at the rate of 1.5% per month (pro rated for partial months) until such payments are made. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock and/or a certificate representing the remaining shares of Series C Preferred Stock upon conversion of the Series C Preferred Stock in accordance with the terms hereof.

(f) Limitation on Beneficial Ownership.

(i) If an initial Holder of Series C Preferred Stock acquired both Series C Preferred Stock and Series D Preferred Stock pursuant to the Securities Purchase Agreement, then the following provision shall apply to such Holder (and any direct or indirect transferee of such Holder): Notwithstanding anything to the contrary contained in these Articles Supplementary, the shares of Series C Preferred Stock held by a Holder shall not be convertible by such Holder to the extent (but only to the extent) that such Holder or any of its affiliates would beneficially own in excess of 9.9% (the “9.9 Maximum Percentage”) of the Common Stock. To the extent the above limitation applies, the determination of whether the shares of Series C Preferred Stock held by such Holder shall be convertible (vis-à-vis other convertible, exercisable or exchangeable securities owned by such Holder or any of its affiliates) and of which such securities shall be convertible, exercisable or exchangeable (as among all such securities owned by such Holder and its affiliates) shall, subject to such 9.9 Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability of a Holder to convert shares of Series C Preferred Stock pursuant to this Section 6(f)(i) shall have any effect on the applicability of the provisions of this Section 6(f)(i) with respect to any subsequent determination of convertibility. For purposes of this Section 6(f)(i), beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the Act and the rules and regulations promulgated thereunder. The provisions of this Section 6(f)(i) shall be implemented in a manner otherwise than in strict conformity with the terms of this Section 6(f)(i) to correct this Section 6(f)(i) (or any portion hereof) which may be defective or inconsistent with the intended 9.9 Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements, or to resolve any ambiguities, necessary or desirable to properly give effect to such 9.9 Maximum Percentage limitation. The limitations contained in this Section 6(f)(i) shall apply to a successor holder of shares of Series C Preferred Stock that is subject to this Section 6(f)(i). The holders of Common Stock shall be third party beneficiaries of this Section 6(f)(i) and the Company may not amend or waive this Section 6(f)(i) without the consent of holders of a majority of its Common Stock. For any reason at any time, upon the written or oral request of a Holder, the Company shall within one (1)

Business Day confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock.

(ii) If an initial Holder of Series C Preferred Stock acquired either (i) solely Series C Preferred Stock or (ii) both Series C Preferred Stock and Series E Preferred Stock pursuant to the Securities Purchase Agreement, then the following provision shall apply to such Holder (and any direct or indirect transferee of such Holder): Notwithstanding anything to the contrary contained in these Articles Supplementary, the shares of Series C Preferred Stock held by a Holder shall not be convertible by such Holder to the extent (but only to the extent) that such Holder or any of its affiliates would beneficially own in excess of 4.9% (the “4.9 Maximum Percentage”) of the Common Stock. To the extent the above limitation applies, the determination of whether the shares of Series C Preferred Stock held by such Holder shall be convertible (vis-à-vis other convertible, exercisable or exchangeable securities owned by such Holder or any of its affiliates) and of which such securities shall be convertible, exercisable or exchangeable (as among all such securities owned by such Holder and its affiliates) shall, subject to such 4.9 Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability of a Holder to convert shares of Series C Preferred Stock pursuant to this Section 6(f)(ii) shall have any effect on the applicability of the provisions of this Section 6(f)(ii) with respect to any subsequent determination of convertibility. For purposes of this Section 6(f)(ii), beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the Act and the rules and regulations promulgated thereunder. The provisions of this Section 6(f)(ii) shall be implemented in a manner otherwise than in strict conformity with the terms of this Section 6(f)(ii) to correct this Section 6(f)(ii) (or any portion hereof) which may be defective or inconsistent with the intended 4.9 Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements, or to resolve any ambiguities, necessary or desirable to properly give effect to such 4.9 Maximum Percentage limitation. The limitations contained in this Section 6(f)(ii) shall apply to a successor holder of shares of Series C Preferred Stock that is subject to this Section 6(f)(ii). The holders of Common Stock shall be third party beneficiaries of this Section 6(f)(ii) and the Company may not amend or waive this Section 6(f)(ii) without the consent of holders of a majority of its Common Stock. For any reason at any time, upon the written or oral request of a Holder, the Company shall within one (1) Business Day confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock.

7. Anti-Dilution Adjustments.

(a) Adjustments for Combinations or Divisions of Common Stock. In the event that the Company at any time or from time to time shall effect a division of the Common Stock into a greater number of shares (by stock split, reclassification or otherwise than by payment of distributions in Common Stock or in any right to acquire the Common Stock), the Conversion Price in effect immediately before that subdivision shall be proportionately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series C Preferred Stock shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding. In the event the outstanding Common Stock shall be combined or consolidated, by reclassification, reverse stock split or otherwise, into a lesser number of shares of the Common Stock, the Conversion Price in effect immediately before such combination shall be proportionately increased so that the number of shares of Common Stock issuable on conversion of each share of Series C Preferred Stock shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding. Any adjustment under this Section shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b) Adjustments for Reclassification and Reorganization. If the Common Stock issuable upon conversion of the Series C Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, consolidation, reclassification or otherwise (other than a division or combination of shares provided for in Section 7(a)), a Holder’s right to convert the Series C Preferred Stock into Common Stock then in effect shall, concurrently with the effectiveness of such transaction, be proportionately adjusted so that the Series C Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the Holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of such shares that would have been subject to receipt by such Holder upon conversion of the Series C Preferred Stock into Common Stock immediately before that change (without regard to any limitations on conversions contained in these Articles Supplementary).

(c) Adjustment for Dividends and Distributions in Shares of Common Stock. In the event the Company at any time or from time to time shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a Distribution payable on the Common Stock in additional shares of Common Stock, then and in each such event the Conversion Price in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction:

(i) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance on the close of business on such record date, and

(ii) the denominator of which shall be (A) the total number of shares of Common Stock issued and outstanding immediately after prior to the time of such issuance on the close of business on such record date plus (B) the number of shares of Common Stock issuable in payment of such dividend or distribution.

Notwithstanding the foregoing, however, if such record date shall have been fixed and such Distribution is not fully paid on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this Section 7(c) as of the time of actual payment of such Distribution.

(d) Certificates as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 7, the Company at its expense shall, as promptly as reasonably practicable but in any event not later than five Business Days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each Holder a certificate executed by the Company’s President and Chief Executive Officer (or other appropriate officer) setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, as promptly as reasonably practicable after the written request at any time of any Holder (but in any event not later than five Business Days following such request), furnish or cause to be furnished to such Holder a like certificate setting forth (i) such adjustments and readjustments, and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series C Preferred Stock.

8. Redemption. Except as set forth in Section 5(d), the Series C Preferred Stock shall not be redeemable either at the Company’s option or at the option of the Holders at any time. Notwithstanding the foregoing, the Company shall not be prohibited from repurchasing or otherwise acquiring shares of Series C Preferred Stock in voluntary transactions; provided that Company must offer to repurchase shares of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock on a pro rata basis among the Holders, the holders of Series D Preferred Stock and the holders of Series E Preferred Stock. Subject to Section 10, any shares of Series C Preferred Stock repurchased or otherwise acquired may be cancelled by the Company and thereafter be reissued as shares of any series of preferred stock of the Company. The Company may not purchase, repurchase or redeem any Junior Securities (other than pursuant to equity incentive agreements with employees giving the Company the right to repurchase Junior Securities upon the termination of services at cost).

9. Voting Rights. On any matter presented to the holders of the Common Stock for a vote by them at any meeting of such holders (or by written consent thereof in lieu of meeting), each Holder shall be entitled to cast a number of votes equal to the maximum number of shares of Common Stock into which such Holder’s shares of Series C Preferred Stock are convertible as of the record date for determining holders of the Common Stock entitled to vote on such matter (without regard to any limitations on the conversion of the Series C Preferred Stock contained in these Articles Supplementary). Except as required by law or by the other provisions of the Articles of Incorporation, Holders shall vote together with the holders of Common Stock as a single class on all matters submitted to the stockholders of the Company.

10. Protective Provisions. So long as any shares of Series C Preferred Stock are issued and outstanding, the Company will not (including by means of merger, consolidation or otherwise), without obtaining the approval (by vote or written consent) of the Holders of a majority of the issued and outstanding shares of Series C Preferred Stock, (a) issue additional amounts or classes of Senior Securities, (b) modify the terms of the Series C Preferred Stock so as to significantly and adversely affect its rights or preference, as reasonably determined by the Holders, (c) liquidate, dissolve or wind-up the business and affairs of the Company in any form of transaction, or consent to any of the foregoing, (d) pay dividends when preferred dividends on the Series C Preferred Stock are in arrears or (e) take any other action which, under the laws of Maryland or any other applicable law, requires the prior approval (by vote or written consent) of the Series C Preferred Stock voting as a separate class.

11. Assumption. Upon the occurrence of any Reorganization, the Company shall cause the Surviving Party to, and the Surviving Party shall, be substituted for the Company (so that from and after the date of such Reorganization, the provisions of these Articles Supplementary referring to the “Company” shall refer instead to such Surviving Party) and succeed to and assume all of the obligations, rights and powers of the Company under these Articles Supplementary with the same effect as if such Surviving Party had been named as the Company herein with respect to the shares of Series C Preferred Stock of any Holder who elects such assumption. Upon consummation of such Reorganization, the Surviving Party shall deliver to each Holder that (a) did not elect to treat such Reorganization (if such Reorganization constitutes a Change in Control) as a Deemed Liquidation with respect to all such Holder’s shares of Series C Preferred Stock and (b) elected to have such Surviving Party succeed to the Company’s obligations hereunder, confirmation that there shall be issued upon conversion of the shares of Series C Preferred Stock at any time after the consummation of such Reorganization, in lieu of the shares of Common Stock issuable upon the conversion of the shares of Series C Preferred Stock prior to such Reorganization, such shares of common stock (or their equivalent) of the Surviving Party, as adjusted to reflect the value of such Reorganization, in accordance with the provisions of these Articles Supplementary. The provisions of this Section 11 shall apply similarly and equally to successive Reorganizations and shall be applied without regard to any limitations on the conversion of the shares of Series C Preferred Stock.

12. Taxes.

(a) If the Company believes that it is required to make a deduction or withholding for or on account of tax from a payment due to a Holder under these Articles Supplementary (or that there is a change in the rate or the basis of such deduction or withholding), the Company shall notify the affected Holders promptly and provide such Holders with a reasonable opportunity to provide any necessary information that may enable the Holders to avoid such deduction or withholding.

(b) The Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of Common Stock upon conversion or due upon the issuance of a new Certificate for any shares of Series C Preferred Stock not converted, except for any documentary, stamp or similar issue or transfer tax due because any shares of Common Stock or Series C Preferred Stock are issued in a name other than the name of the converting Holder.

13. Notices. Any notice required by the provisions hereof to be given must be made in writing and will be deemed delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) one Business Day after deposit with an overnight courier service or (iv) five days after being sent by certified or registered mail, in each case properly addressed to the party to receive such notice. Unless the Company otherwise provides the Holders notice thereof in accordance with this Section 13, the Company’s address for notices hereunder shall be 357 Roosevelt Road, Glen Ellyn, Illinois 60137.

14. Record Holders. To the fullest extent permitted by law, the Company will be entitled to recognize the Holder of record as the true and lawful owner thereof for all purposes and will not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it will have express or other notice thereof.

15. No Preemptive Rights. Except as otherwise set forth in any agreement with the Company, no share of Series C Preferred Stock has any rights of preemption whatsoever as to any securities of the Company, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.

16. Other Rights. The shares of Series C Preferred Stock have no rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or as provided by applicable law.

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IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed on its behalf by its President and Chief Executive Officer and attested by its Corporate Secretary on this      day of                     , 2013.

Scott W. Hamer
President and Chief Executive Officer

Christopher P. Barton
Corporate Secretary

Exhibit 1.2

ARTICLES SUPPLEMENTARY

TO THE

ARTICLES OF INCORPORATION

OF

COMMUNITY FINANCIAL SHARES, INC.

Series D Convertible Noncumulative Perpetual Preferred Stock

Pursuant to Section 2-208 of the Maryland General Corporation Law

Community Financial Shares, Inc., a Maryland corporation (the “Company”), hereby certifies to the Maryland State Department of Assessments and Taxation that, pursuant to the authority conferred upon the Board of Directors of the Company (“Board of Directors”) by the Articles of Incorporation of the Company (the “Articles of Incorporation”) and applicable law, the following resolutions were duly adopted by the Board of Directors.

NOW, THEREFORE, BE IT RESOLVED, that pursuant to the authority expressly granted to, and vested in, the Board of Directors in accordance with the provisions of its Articles of Incorporation, the Company does hereby create and designate a series of preferred stock, $1.00 par value per share, and the Board of Directors does hereby fix the relative rights and preferences of the shares of such series as follows:

1. Definitions.

(a) “Act” means the Securities Exchange Act of 1934, as amended, or any successor provisions, including any rules or regulations promulgated thereunder.

(b) “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. For the purpose of this definition, the term “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

(c) “Articles of Incorporation” has the meaning set forth in the preamble.

(d) “Articles Supplementary” mean these Articles Supplementary.

(e) “Authorized Share Failure” has the meaning set forth in Section 6(e).

(f) “BHCA” means the Bank Holding Company Act of 1956, as amended.

(g) “BHC Affiliates” means, with respect to an Person, its Affiliates and all of its “affiliates” as defined in the BHCA or Regulation Y of the Board of Governors of the Federal Reserve.

(h) “Board of Directors” has the meaning set forth in the preamble.

(i) “Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in Chicago, Illinois are authorized or required by applicable law to close.

(j) “Bylaws” means the bylaws of the Company (as amended).

(k) “Certificate” has the meaning set forth in Section 6(c)(i).

(l) “Change of Control” means any of the following transactions that is approved by at least a majority of the members of the Board of Directors:

(i) the acquisition by any Person (other than the current members of the Board or any of their descendants, the Company, or any savings, pension or other benefit plan for the benefit of the employees of the Company or subsidiaries thereof), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of voting securities of the Company (or of any direct or indirect subsidiary of the Company owning more than 75% of the consolidated assets of the Company) where such acquisition causes any such Person to own fifty percent (50%) or more of the combined voting power of the Company’s then outstanding capital stock then entitled to vote generally in the election of directors;

(ii) a reorganization, merger, consolidation or other corporate transaction involving the Company (or of any direct or indirect subsidiary of the Company owning more than 75% of the consolidated assets of the Company) with respect to which the shareholders of the Company immediately prior to such transaction do not, immediately after the transaction, own more than fifty percent (50%) of the combined voting power of the reorganized, merged or consolidated company’s then outstanding voting securities;

(iii) the sale, transfer or assignment of all or substantially all of the assets of the Company (or of any direct or indirect subsidiary of the Company owning more than 75% of the consolidated assets of the Company) to any third party; or

(iv) any other transactions or series of related transactions occurring which have substantially the same effect as the transactions specified in clauses (i) through (iii), as reasonably determined by the Board of Directors.

(m) “Closing Price” means, with respect to the Common Stock and on any particular date, the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on such date as reported in composite transactions for the principal U.S. securities exchange on which the Common Stock is listed or admitted for trading or, if the Common Stock is not listed or admitted for trading on a United States national or regional securities exchange, as reported on the quotation system on which such security is quoted. If the Common Stock is not listed or admitted for trading on a United States national or regional securities exchange and not reported on a quotation system on such date, the “Closing Price” will be the last quoted bid price for the Common Stock in the over-the-counter market on such date as reported by the OTC Markets Group Inc. or similar organization. If none of the foregoing apply, the last reported sale price will be the average of the mid-point of the last bid and ask prices for the Common Stock on such date from each of at least three nationally recognized investment banking firms selected by the Company for this purpose.

(n) “Common Stock” means the common stock, $0.01 par value per share, of the Company.

(o) “Company” has the meaning set forth in the preamble.

(p) “Company Securities” means (i) any Common Stock, (ii) securities convertible into or exercisable or exchangeable for Common Stock, (iii) any Preferred Stock, (iv) any other equity or equity-linked securities issued by the Company, and (v) options, warrants or other rights to acquire Common Stock or any other equity or equity-linked securities issued by the Company.

(q) “Conversion Date” has the meaning set forth in Section 6(c)(i).

(r) “Conversion Notice” has the meaning set forth in Section 6(c)(i).

(s) “Conversion Price” means $1.00 per share of Common Stock, as the same may be adjusted as provided in Section 7 hereof.

(t) “Conversion Rate” means a number equal to (i) $100.00 (as adjusted for any split, subdivision, combination or consolidation, recapitalization or similar event with respect to the Series D Preferred Stock) divided by (ii) the Conversion Price.

(u) “Deemed Liquidation” has the meaning set forth in Section 5(d).

(v) “Deemed Liquidation Payment” has the meaning set forth in Section 5(d).

(w) “Distribution” means payment of dividends or distributions, whether payable in cash, securities, options or other property (including any distributions of any rights, (including rights relating to the issuance, grant or sale of stock, warrants, securities or other property.

(x) “DTC” has the meaning set forth in Section 6(c)(ii).

(y) “Eligible Transferee” has the meaning set forth in Section 6(b).

(z) “Fair Market Value” means, (i) for any security, the Closing Price, (ii) with respect to property other than a security, the fair market value determined in good faith by a nationally recognized investment banking firm selected by the Company, and (iii) for any cash, the amount of such cash.

(aa) “Holder” means a holder of shares of Series D Preferred Stock.

(bb) “Junior Securities” has the meaning set forth in Section 5(a).

(cc) “Liquidation Preference” has the meaning set forth in Section 5.

(dd) “Parity Securities” has the meaning set forth in Section 5(a).

(ee) “Permitted Transfer” means a transfer by any Holder: (i) in a widespread public distribution; (ii) in which no transferee (or group of associated transferees) would receive two percent (2%) or more of any class of Voting Securities of the Company; or (iii) to a transferee that would control more than fifty percent (50%) of the Voting Securities of the Company without any transfer from the Holder.

(ff) “Person” means any individual, entity or “group,” within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Act.

(gg) “Registration Rights Agreement” has the meaning set forth in the Securities Purchase Agreement.

(hh) “Reorganization” means

(i) an acquisition, reorganization, merger, consolidation or other corporate transaction involving the Company (or of any direct or indirect subsidiary of the Company owning more than 75% of the consolidated assets of the Company);

(ii) the sale, transfer or assignment of all or substantially all of the assets of the Company (or of any direct or indirect subsidiary of the Company owning more than 75% of the consolidated assets of the Company); or

(iii) any other transactions or series of related transactions occurring which have substantially the same effect as the transactions specified in clauses (i) or (ii) as reasonably determined by the Board of Directors.

(ii) “Required Reserve Amount” has the meaning set forth in Section 6(e).

(jj) “Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated as of November 13, 2012, by and between Community Financial Shares, Inc., a Delaware corporation and predecessor to the Company, and the investors named therein.

(kk) “Senior Indebtedness” means (i) the principal, premium, if any, and interest in respect of (A) indebtedness of the Company for money borrowed (including deposit obligations) and (B) indebtedness evidenced by securities, notes, debentures, bonds or other similar instruments issued by the Company; (ii) all capital lease obligations of the Company; (iii) all obligations of the Company issued or assumed as the deferred purchase price of property, all conditional sale obligations of the Company and all obligations of the Company under any conditional sale or title retention agreement (but excluding trade accounts payable in the ordinary course of business); (iv) all obligations, contingent or otherwise, of the Company in respect of any letters of credit, banker’s acceptance, security purchase facilities and similar credit transactions; (v) all obligations of the Company in respect of interest rate swap, cap or other agreements, interest rate future or options contracts, currency swap agreements, currency future or option contract and other similar agreements; (vi) all obligations of the type referred to in clauses (i) through (v) of other persons for the payment of which the Company is responsible or liable as obligor, guarantor or otherwise; and (vii) all obligations of the type referred to in clauses (i) through (vi) of other persons secured by any lien on any property or asset of the Company (whether or not such obligation is assumed by the Company).

(ll) “Senior Securities” has the meaning set forth in Section 5(a).

(mm) “Series A Preferred Stock” means the 6,970 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A, $1.00 par value per share, of the Company previously issued to the U.S. Department of Treasury by the Company pursuant to the U.S. Department of Treasury’s Trouble Asset Relief Program Capital Purchase Program.

(nn) “Series B Preferred Stock” means the 349 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series B, $1.00 par value per share, of the Company previously issued to the U.S. Department of Treasury by the Company pursuant to the U.S Department of Treasury’s Trouble Asset Relief Program Capital Purchase Program.

(oo) “Series C Preferred Stock” means the shares of Series C Convertible Noncumulative Perpetual Preferred Stock, $1.00 par value per share, of the Company.

(pp) “Series D Preferred Stock” has the meaning set forth in Section 3.

(qq) “Series E Preferred Stock” means the shares of Series E Convertible Noncumulative Perpetual Preferred Stock, $1.00 par value per share, of the Company.

(rr) “Share Delivery Date” has the meaning set forth in Section 6(c)(ii).

(ss) “Surviving Entity” means the successor Person in any Reorganization other than the Company, provided that if (i) such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on a national securities exchange, quotation system or over-the-counter market and (ii) the common stock or equivalent equity security of the parent entity that, directly or indirectly, controls such Person (a “Parent Entity”) is quoted or listed on a national securities exchange, quotation system or over-the-counter market, “Surviving Entity” shall mean such Person’s Parent Entity; provided further that if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of a Reorganization shall be deemed to be the “Surviving Entity”.

(tt) “Transaction Documents” means collectively the Securities and Purchase Agreement, the Registration Rights Agreement, and each of the other agreements entered into by the Company, on the one hand, and Holders and/or the holders of the Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, on the other hand, in connection with the issuance of the Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock.

(uu) “Voting Ownership Interest” means, with respect to any particular date and with respect to any Holder, the percentage of any class of Voting Securities of the Company deemed to be owned or controlled by the Holder (when aggregated with its BHC Affiliates) for purposes of, and in accordance with, the BHCA and its implementing regulations and guidance.

(vv) “Voting Securities” means shares of any class or series of capital stock of the Company that entitle the holders thereof (either as a separate class or series, or together with any other class or series of the Company’s capital stock) to vote on (a) the election of directors of the Company or (b) with regard to any additional matter, other than (i) the issuance of additional amounts or classes of senior securities, (ii) the modification of the terms of the security or interest so as to significantly and adversely affect its rights or preference, (iii) the dissolution of the Company, (iv) the payment of dividends by the Company when preferred dividends are in arrears or (v) such other items customarily provided by statute with regard to matters that would significantly and adversely affect the rights or preference of the security or interest.

2. Interpretation. For the purposes hereof, unless the context requires otherwise: (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires; (ii) the terms “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to the Articles Supplementary as a whole and not to any particular provision of the Articles Supplementary, and Section references are to the Sections of the Articles Supplementary unless otherwise specified; (iii) the word “including” and words of similar import when used in the Articles Supplementary shall mean “including, without limitation,” unless the context otherwise requires or unless otherwise specified; (iv) the word “or” shall not be exclusive; (v) the terms “Dollars”, “cents” and “$” shall mean U.S. dollars; (vi) with respect to determination of any period of time, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”; (vii) references to any statute shall be deemed to refer to such statute as amended, modified, codified, reenacted, supplemented or superseded in whole or in part and in effect from time to time, and also to all rules and regulations promulgated thereunder; (viii) the word “hereby,” or the term “contemplated hereby,” when used in the Articles Supplementary, shall refer to the Articles of Incorporation and the Articles Supplementary and not to any other agreement or instrument; and (ix) any calculations of “as-converted” or “fully converted” basis or similar concept, unless otherwise expressly provided otherwise, shall be of the maximum number of shares of Common Stock into which such Series D Preferred Stock would be convertible assuming for such purposes that the Series D Preferred Stock would be convertible at such time and that there would be sufficient authorized shares of Common Stock to permit such conversion at such time.

3. Designation; Number of Shares. The series of preferred stock to which this Statement of Designation relates is designated “Series D Convertible Noncumulative Perpetual Preferred Stock,” par value $1.00 per share (the “Series D Preferred Stock”). Each share of Series D Preferred Stock has the designations, preferences, limitations and relative, participating, optional or other special rights and privileges, and the qualifications, limitations and restrictions as described herein. The authorized number of shares of Series D Preferred Stock is 85,000. Each share of Series D Preferred Stock is identical in all respects to every other share of Series D Preferred Stock. The Series D Preferred Stock shall be perpetual until such time as no shares of Series D Preferred Stock remain outstanding

4. Dividends. Distributions may be paid on the Series D Preferred Stock as and when declared by the Board of Directors, subject, however, to the prior and superior rights of the holders of Senior Securities. In addition, the Holders of record shall be entitled to receive, on a fully converted basis, as, when, and if declared by the Board of Directors, Distributions in the same per share amount as paid on the Common Stock, and no Distributions shall be payable on Junior Securities or Parity Securities unless an identical Distribution is payable at the same time on the Series D Preferred Stock; provided however, that if a Distribution payable in Common Stock is declared on the Common Stock, the Conversion Price shall be adjusted pursuant to Section 6(f) in lieu of the Holders receiving an equivalent Distribution. Distributions that are payable on Series D Preferred Stock shall be payable to the Holders of record as they appear on the stock register of the Company on the applicable record date, as determined by the Board of Directors, which record date, in the case of a Distribution in which a Distribution is also paid on the Common Stock, shall be the same as the record date for the Distribution on the Common Stock. The Company will not make any Distribution to the stockholders of the Company which could reasonably be determined to materially adversely affect the rights, powers, privileges and preferences afforded to the Holders with respect to the right to receive the Liquidation Preference in the event of any liquidation, dissolution or winding up of the affairs of the Company (including any such event following a sale, transfer or assignment of all or substantially all of the assets of the Company).

5. Liquidation Preference.

(a) Rank. The Series D Preferred Stock will, with respect to dividend rights and rights on liquidation, winding-up and dissolution, in each case rank (i) subordinate and junior to the Company’s Series A Preferred Stock and Series B Preferred Stock, Senior Indebtedness (as defined herein) and all other securities of the Company issued or established after the date of these Articles Supplementary by the Company which, by their respective terms, are senior to the Series D Preferred Stock (“Senior Securities”); (ii) on parity with the Company’s Series C Preferred Stock, the Series E Preferred Stock and each other class or series of preferred stock established after the date of these Articles Supplementary by the Company the terms of which expressly provide that such class or series will rank on a parity with the Series D Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company (“Parity Securities”); and (iii) senior to the Company’s Common Stock and each other class or series of the Company’s capital stock outstanding or established or issued after date of these Articles Supplementary by the Company the terms of which do not expressly provide that such shares of capital stock rank on a parity with or senior to the Series D Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company (“Junior Securities”).

(b) Liquidation Preference. In the event of any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, Holders shall be entitled to receive for each share of Series D Preferred Stock, out of the assets of the Company or proceeds thereof (whether capital or surplus) available for distribution to stockholders of the Company, subject to the rights of any creditors of the Company, before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock or any other Junior Securities, an amount equal to the greater of (i) the sum of (A) $100.00 per share of the Series D Preferred Stock (as adjusted for any split, subdivision, combination or consolidation, recapitalization or similar event with respect to the Series D Preferred Stock) and (B) the amount of any declared, but unpaid, Distributions to the date of payment and (ii) the amount such Holder would have received if such share of Series D Preferred Stock had been fully converted into shares of Common Stock in accordance with these Articles Supplementary immediately prior to such liquidation, dissolution or winding up (such greater amount of the foregoing clauses (i) and (ii), the “Liquidation Preference”).

(c) Partial Payment. If, in any distribution described in Section 4 and this Section 5, the assets of the Company or proceeds thereof are not sufficient to pay in full the amounts payable with respect to all outstanding shares of Series D Preferred Stock and the corresponding amounts payable with respect to any other stock of the Company ranking equally with Series D Preferred Stock as to such distribution, Holders and the holders of such other stock shall share ratably in any such distribution in proportion to the full respective distributions to which they are entitled.

(d) Change in Control; Deemed Liquidations. Not less than twenty calendar days prior to the date that a contemplated Change of Control is expected to be consummated, the Company shall notify each Holder of the anticipated consummation date of such Change of Control by written notice via facsimile or email and overnight courier. Upon the election of a Holder (an “Electing Holder”) in writing given to the Company not later than five Business Days prior to the anticipated consummation date in the foregoing notice, the consummation by the Company of a Change of Control will constitute a liquidation, dissolution or winding up of the Company (a “Deemed Liquidation”) solely with respect to any or all of the Series C Preferred Stock held by such Holders and, upon such election, shall have the right to receive a distribution in accordance with this Section 5 (a “Deemed Liquidation Payment”). The Company shall make payment of the Deemed Liquidation Payment to any Electing Holder concurrently with the consummation of such Change of Control and in the event that the Company does not pay the Deemed Liquidation Payment on such date, an Electing Holder shall have the right to void its election. If the Company fails to pay the Deemed Liquidation Payment in full when due in accordance with this Section 5(d), the Company will pay interest thereon at a rate equal to the lesser of 25% per annum and the maximum rate permitted by applicable law, accruing daily from such date until the Deemed Liquidation Payment, plus all such interest thereon, is paid in full. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to comply with its obligations under this Section 5(d).

6. Conversion.

(a) Series C Preferred Stock. Each share of Series D Preferred Stock shall be convertible at any time into one share of Series C Preferred Stock in the manner set forth in Section 6(c); provided no such conversion may result in a Holder, together with all BHC

Affiliates of the Holder, owning or controlling in the aggregate more than a 9.99% Voting Ownership Interest, excluding for the purpose of this calculation any reduction in ownership resulting from transfers by such Holder and its BHC Affiliates of Voting Securities of the Company.

(b) Common Stock. Each share of Series D Preferred Stock shall be convertible into Common Stock only (i) simultaneously with the closing of a transfer to a transferee of such Series D Preferred Stock pursuant to a Permitted Transfer (an “Eligible Transferee”) and (ii) at the sole discretion of the Eligible Transferee into a number of shares of Common Stock equal to the then applicable Conversion Rate in the manner set forth in Section 6(c) upon written notice from the Eligible Transferee. The number of shares of Common Stock into which a share of Series C Preferred Stock shall be convertible shall be determined by dividing (i) $100.00 (as adjusted for any split, subdivision, combination or consolidation, recapitalization or similar event with respect to the Series D Preferred Stock) by (ii) the then Conversion Price (subject to the conversion procedures set forth below in Section 6(c)).

(c) Conversion Mechanics.

(i) (A) An Eligible Transferee may elect to convert any or all of such Eligible Transferee’s shares of Series D Preferred Stock acquired pursuant to a Permitted Transfer into Common Stock into a number of shares of Common Stock equal to the then applicable Conversion Rate and (B) a Holder may elect to convert any or all of such Holder’s eligible shares of Series D Preferred Stock in shares of Series C Preferred Stock pursuant to Section 6(a), in each case at any time in whole or from time to time in part, as and when provided in Section 6 upon written notice delivered to the Company (at the registered office of the Company or at any office of any agent or agents of the Company, as may be designated by the Board of Directors, who shall provide prompt notice of such designation to the Holders in accordance with Section 13, specifying the number of shares of Series D Preferred Stock such Eligible Transferee or Holder is electing to convert (“Conversion Notice”), accompanied by the duly endorsed certificate or certificates evidencing outstanding shares of Series D Preferred Stock (“Certificate(s)” and together with the Conversion Notice, the “Conversion Documents”). The conversion date for such conversion shall be the date on which the Company actually receives the Conversion Documents (but in no event later than the date upon which delivery of the Conversion Documents would be deemed pursuant to Section 13) (the “Conversion Date”) and the Person entitled to receive the shares of Common Stock or Series C Preferred Stock, as applicable, issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock or Series C Preferred Stock on the Conversion Date.

(ii) Upon receipt by the Company of the Conversion Documents, the Company shall, as soon as practicable, but in any event within one Trading Day thereafter, send, via facsimile or email, a confirmation of receipt and copies of such Conversion Documents to such Eligible Transferee or Holder and to the transfer agent, which confirmation shall constitute an instruction to the transfer agent to process such Conversion Notice in accordance with the terms herein and as soon as practicable following the Conversion Date (and in any event within three Trading Days thereafter (the “Share Delivery Date”) and (A) provided the transfer agent is participating in the The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which such Eligible

Transferee or Holder shall be entitled to such Eligible Transferee’s or Holder’s or their respective designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (B) if the transfer agent is not participating in the DTC Fast Automated Securities Transfer Program or if such Eligible Transferee or Holder elected (in the Conversion Notice) to not have the shares of Common Stock or shares of Series C Preferred Stock credited to such Eligible Transferee’s or Holder’s balance account with DTC, issue and deliver, to the address as specified in the Conversion Notice, one or more certificates representing shares of Common Stock to which such Eligible Transferee or Holder shall be entitled. In the event less than all of the shares of Series D Preferred Stock represented by a Certificate are being converted into Common Stock or Series C Preferred Stock by an Eligible Transferee or a Holder, as applicable, a new Certificate, of like tenor, at the Company’s sole cost and expense, shall be issued and delivered promptly (and in no event later than the Share Delivery Date) to such Eligible Transferee or Holder representing the number of such shares of Series D Preferred Stock that are not being converted.

(iii) From and after the Conversion Date, the shares of Series D Preferred Stock to be converted on such Conversion Date will no longer be deemed to be outstanding and all rights of the Eligible Transferee or Holder, as applicable, as Holder (except the right to receive the Common Stock or Series C Preferred Stock upon conversion) shall cease and terminate with respect to such shares; provided that a Holder shall be entitled to receive any Distributions that were declared prior to, but remain unpaid as of, the Conversion Date; provided further that in the event that a share of Series D Preferred Stock is not converted due to a default by the Company or because the Company is otherwise unable to issue the requisite shares of Common Stock or Series C Preferred Stock, such share of Series D Preferred Stock will remain outstanding and will be entitled to all of the rights as provided herein.

(iv) The Company acknowledges that a breach by it of its obligations under this Section 6(c) will cause irreparable harm to an Eligible Transferee and/or a Holder, as applicable. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 6(c) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 6(c), that an Eligible Transferee or a Holder shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance, without the necessity of showing economic loss and without any bond or other security being required.

(d) No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of Section 7 and this Section 6 and in the taking of all such actions as may be necessary or appropriate in order to protect the conversion rights of any Eligible Transferee and/or any Holder, as applicable, against impairment.

(e) Reservation of Shares Issuable Upon Conversion. The Company will at all times reserve and keep available out of its authorized but unissued (i) Common Stock and (ii) Series C Preferred Stock, in each case solely for the purpose of effecting the conversion of the Series D Preferred Stock such number of shares of Common Stock and Series C Preferred Stock as will from time to time be sufficient to effect the conversion of all outstanding Series D Preferred Stock (the “Required Reserve Amount”). If at any time while any shares of Series D Preferred Stock remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock and/or Series C Preferred Stock, as applicable, to satisfy its obligation to reserve for issuance upon conversion of the Series D Preferred Stock at least a number of shares of Common Stock and/or Series C Preferred Stock, as applicable, equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock and/or Series C Preferred Stock, as applicable, to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the shares of Series D Preferred Stock then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than 60 days after the occurrence of such Authorized Share Failure, the Company shall file a proxy statement for a special meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock and/or Series C Preferred Stock, as applicable. In connection with such meeting, the Company shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and/or Series C Preferred Stock, as applicable, and to cause the Board of Directors to unanimously recommend to the stockholders that they approve such proposal.

(f) Cash Damages. If by the Share Delivery Date, the Company shall fail to issue and deliver to an Eligible Transferee or a Holder, as applicable, (i) the number of shares of Common Stock or Series C Preferred Stock, as applicable, to which such Eligible Transferee or Holder is entitled hereunder upon such Eligible Transferee’s or Holder’s conversion of the Series D Preferred Stock or (ii) a new certificate representing the number of shares of Series D Preferred Stock that are not being converted, in addition to all other available remedies to which such Eligible Transferee or Holder may pursue hereunder and under the Transaction Documents, the Company shall pay additional damages to such Eligible Transferee or Holder on each Business Day after the Share Delivery Date that such conversion is not timely effected in an amount equal to 0.5% of the product of (A) the number of shares of Common Stock (in the case of a conversion into Common Stock) or the number of Common Stock issuable upon conversion of the shares of Series C Preferred Stock (in the case of a conversion into Series C Preferred Stock), as applicable, not issued to such Eligible Transferee or Holder by the Share Delivery Date and to which such Eligible Transferee or Holder is entitled (or in the case of failure to deliver a new certificate representing shares of Series D Preferred Stock not being converted, the number of shares of Common Stock issuable upon conversion of such shares of Series D Preferred Stock (assuming that a Permitted Transfer was made to an Eligible Transferee) that would be represented by such certificate as of the Share Delivery Date), multiplied by (B) the Closing Price of the Common Stock on the Share Delivery Date. If the Company fails to pay the damages set forth in this Section 6(f) within five Business Days of the date incurred, then such payments shall bear interest at the rate of 1.5% per month (pro rated for partial months) until such payments are made. Nothing herein shall limit an Eligible Transferee’s or a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock, Series C

Preferred Stock and/or a certificate representing the remaining shares of Series D Preferred Stock, as applicable, upon conversion of the Series D Preferred Stock in accordance with the terms hereof.

7. Anti-Dilution Adjustments.

(a) Adjustments for Combinations or Divisions.

(i) Series C Preferred Stock. In the event that the Company at any time or from time to time shall effect a division of the Series C Preferred Stock into a greater number of shares (by stock split, reclassification or otherwise than by payment of distributions in Series C Preferred Stock or in any right to acquire the Series C Preferred Stock) and a corresponding division is not made with respect to the Series D Preferred Stock, the number of shares of Series C Preferred Stock issuable on conversion of each share of Series D Preferred Stock shall be increased in proportion to such increase in the aggregate number of shares of Series C Preferred Stock outstanding. In the event the outstanding Series C Preferred Stock shall be combined or consolidated, by reclassification, reverse stock split or otherwise, into a lesser number of shares of the Series C Preferred Stock and a corresponding combination or consolidation is not made with respect to the Series D Preferred Stock, the number of shares of Series C Preferred Stock issuable on conversion of each share of Series D Preferred Stock shall be decreased in proportion to such decrease in the aggregate number of shares of Series C Preferred Stock outstanding. Any adjustment under this Section shall become effective at the close of business on the date the subdivision or combination becomes effective.

(ii) Common Stock. In the event that the Company at any time or from time to time shall effect a division of the Common Stock into a greater number of shares (by stock split, reclassification or otherwise than by payment of distributions in Common Stock or in any right to acquire the Common Stock), the Conversion Price in effect immediately before that subdivision shall be proportionately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series D Preferred Stock shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding. In the event the outstanding Common Stock shall be combined or consolidated, by reclassification, reverse stock split or otherwise, into a lesser number of shares of the Common Stock, the Conversion Price in effect immediately before such combination shall be proportionately increased so that the number of shares of Common Stock issuable on conversion of each share of Series D Preferred Stock shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding. Any adjustment under this Section shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b) Adjustments for Reclassification and Reorganization. If the Common Stock or Series C Preferred Stock, as applicable, issuable upon conversion of the Series D Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, consolidation, reclassification or otherwise (other than a division or combination of shares provided for in Section 7(a)), an Eligible Transferee’s or a Holder’s, as applicable, right to convert the Series D Preferred Stock then in effect shall, concurrently with the effectiveness of such transaction, be proportionately adjusted so that the Series D Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock or Series C Preferred Stock, as applicable, which such Eligible Transferee or Holder would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of such shares that would have been subject to receipt by such Eligible Transferee or Holder upon conversion of the Series D Preferred Stock into Common Stock or Series C Preferred Stock, as applicable, immediately before that change.

(c) Adjustment for Dividends and Distributions.

(i) Common Stock. In the event the Company at any time or from time to time shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a Distribution payable on the Common Stock in additional shares of Common Stock, then and in each such event the Conversion Price in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction:

(A) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance on the close of business on such record date, and

(B) the denominator of which shall be (A) the total number of shares of Common Stock issued and outstanding immediately after prior to the time of such issuance on the close of business on such record date plus (B) the number of shares of Common Stock issuable in payment of such dividend or distribution.

Notwithstanding the foregoing, however, if such record date shall have been fixed and such Distribution is not fully paid on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this Section 7(c) as of the time of actual payment of such Distribution.

(ii) Series C Preferred Stock. In the event the Company at any time or from time to time shall make or issue, or fix a record date for the determination of holders of Series C Preferred Stock entitled to receive, a Distribution payable on the Series C Preferred Stock in additional shares of Series C Preferred Stock and a corresponding Distribution in shares of Series D Preferred Stock is not made with respect to the Series D Preferred Stock, then and in each such event the number of shares of Series C Preferred Stock issuable on conversion of each share of Series D Preferred Stock shall be increased in proportion to the increase in the aggregate number of shares of Series C Preferred Stock outstanding.

(d) Certificates as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 7, the Company at its expense shall, as promptly as reasonably practicable but in any event not later than five Business Days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each Holder and Eligible Transferee a certificate executed by the Company’s President and

Chief Executive Officer (or other appropriate officer) setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, as promptly as reasonably practicable after the written request at any time of any Holder or Eligible Transferee (but in any event not later than five Business Days following such request), furnish or cause to be furnished to such Holder or Eligible Transferee a like certificate setting forth (i) such adjustments and readjustments, and (ii) the number of shares of Common Stock, the number of shares of Series C Preferred Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series D Preferred Stock.

8. Redemption. Except as set forth in Section 5(d), the Series D Preferred Stock shall not be redeemable either at the Company’s option or at the option of the Holders at any time. Notwithstanding the foregoing, the Company shall not be prohibited from repurchasing or otherwise acquiring shares of Series D Preferred Stock in voluntary transactions; provided that Company must offer to repurchase shares of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock on a pro rata basis among the Holders, the holders of Series C Preferred Stock and the holders of Series E Preferred Stock. Subject to Section 10, any shares of Series D Preferred Stock repurchased or otherwise acquired may be cancelled by the Company and thereafter be reissued as shares of any series of preferred stock of the Company. The Company may not purchase, repurchase or redeem any Junior Securities (other than pursuant to equity incentive agreements with employees giving the Company the right to repurchase Junior Securities upon the termination of services at cost).

9. Voting Rights. Holders of the Series D Preferred Stock shall not have any voting rights except as otherwise required by Section 10 or from time to time under applicable law.

10. Protective Provisions. So long as any shares of Series D Preferred Stock are issued and outstanding, the Company will not (including by means of merger, consolidation or otherwise), without obtaining the approval (by vote or written consent) of the Holders of a majority of the issued and outstanding shares of Series D Preferred Stock, (a) issue additional amounts or classes of Senior Securities, (b) modify the terms of the Series D Preferred Stock so as to significantly and adversely affect its rights or preference, as reasonably determined by the Holders, (c) liquidate, dissolve or wind-up the business and affairs of the Company in any form of transaction, or consent to any of the foregoing, (d) pay dividends when preferred dividends on the Series D Preferred Stock are in arrears or (e) take any other action which, under the laws of Maryland or any other applicable law, requires the prior approval (by vote or written consent) of the Series D Preferred Stock voting as a separate class.

11. Assumption. Upon the occurrence of any Reorganization, the Company shall cause the Surviving Party to, and the Surviving Party shall, be substituted for the Company (so that from and after the date of such Reorganization, the provisions of these Articles Supplementary referring to the “Company” shall refer instead to such Surviving Party) and succeed to and assume all of the obligations, rights and powers of the Company under these Articles Supplementary with the same effect as if such Surviving Party had been named as the Company herein with respect to the shares of Series D Preferred Stock of any Holder who elects such assumption. Upon consummation of such Reorganization, the Surviving Party shall deliver to each Holder that (a) did not elect to treat such Reorganization (if such Reorganization constitutes a Change in Control) as a Deemed Liquidation with respect to all such Holder’s shares of Series D Preferred Stock and (b) elected to have such Surviving Party succeed to the Company’s obligations hereunder, confirmation that there shall be issued upon conversion of the shares of Series D Preferred Stock at any time after the consummation of such Reorganization, in lieu of the shares of Common Stock and/or Series C Preferred Stock issuable upon the conversion of the shares of Series D Preferred Stock prior to such Reorganization, such shares of common stock or preferred stock (or their equivalent) of the Surviving Party, as adjusted to reflect the value of such Reorganization, in accordance with the provisions of these Articles Supplementary. The provisions of this Section 11 shall apply similarly and equally to successive Reorganizations and shall be applied without regard to any limitations on the conversion of the shares of Series D Preferred Stock.

12. Taxes.

(a) If the Company believes that it is required to make a deduction or withholding for or on account of tax from a payment due to a Holder under these Articles Supplementary (or that there is a change in the rate or the basis of such deduction or withholding), the Company shall notify the affected Holders promptly and provide such Holders with a reasonable opportunity to provide any necessary information that may enable the Holders to avoid such deduction or withholding.

(b) The Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of Common Stock or Series C Preferred Stock upon conversion or due upon the issuance of a new Certificate for any shares of Series D Preferred Stock not converted, except for any documentary, stamp or similar issue or transfer tax due because any shares of Common Stock, Series C Preferred Stock or Series D Preferred Stock are issued in a name other than the name of the converting Holder.

13. Notices. Any notice required by the provisions hereof to be given must be made in writing and will be deemed delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) one Business Day after deposit with an overnight courier service or (iv) five days after being sent by certified or registered mail, in each case properly addressed to the party to receive such notice. Unless the Company otherwise provides the Holders notice thereof in accordance with this Section 13, the Company’s address for notices hereunder shall be 357 Roosevelt Road, Glen Ellyn, Illinois 60137.

14. Record Holders. To the fullest extent permitted by law, the Company will be entitled to recognize the Holder of record as the true and lawful owner thereof for all purposes and will not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it will have express or other notice thereof.

15. No Preemptive Rights. Except as otherwise set forth in any agreement with the Company, no share of Series D Preferred Stock has any rights of preemption whatsoever as to any securities of the Company, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.

16. Other Rights. The shares of Series D Preferred Stock have no rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or as provided by applicable law.

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IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed on its behalf by its President and Chief Executive Officer and attested by its Corporate Secretary on this      day of             .

Scott W. Hamer
President and Chief Executive Officer

Christopher P. Barton
Corporate Secretary

Exhibit 1.3

ARTICLES SUPPLEMENTARY

TO THE

ARTICLES OF INCORPORATION

OF

COMMUNITY FINANCIAL SHARES, INC.

Series E Convertible Noncumulative Perpetual Preferred Stock

Pursuant to Section 2-208 of the Maryland General Corporation Law

Community Financial Shares, Inc., a Maryland corporation (the “Company”), hereby certifies to the Maryland State Department of Assessments and Taxation that, pursuant to the authority conferred upon the Board of Directors of the Company (“Board of Directors”) by the Articles of Incorporation of the Company (the “Articles of Incorporation”) and applicable law, the following resolutions were duly adopted by the Board of Directors.

NOW, THEREFORE, BE IT RESOLVED, that pursuant to the authority expressly granted to, and vested in, the Board of Directors in accordance with the provisions of its Articles of Incorporation, the Company does hereby create and designate a series of preferred stock, $1.00 par value per share, and the Board of Directors does hereby fix the relative rights and preferences of the shares of such series as follows:

1. Definitions.

(a) “Act” means the Securities Exchange Act of 1934, as amended, or any successor provisions, including any rules or regulations promulgated thereunder.

(b) “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. For the purpose of this definition, the term “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

(c) “Articles of Incorporation” has the meaning set forth in the preamble.

(d) “Articles Supplementary” mean these Articles Supplementary.

(e) “Authorized Share Failure” has the meaning set forth in Section 6(e).

(f) “BHCA” means the Bank Holding Company Act of 1956, as amended.

(g) “BHC Affiliates” means, with respect to an Person, its Affiliates and all of its “affiliates” as defined in the BHCA or Regulation Y of the Board of Governors of the Federal Reserve.

(h) “Board of Directors” has the meaning set forth in the preamble.

(i) “Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in Chicago, Illinois are authorized or required by applicable law to close.

(j) “Bylaws” means the bylaws of the Company (as amended).

(k) “Certificate” has the meaning set forth in Section 6(c)(i).

(l) “Change of Control” means any of the following transactions that is approved by at least a majority of the members of the Board of Directors:

(i) the acquisition by any Person (other than the current members of the Board or any of their descendants, the Company, or any savings, pension or other benefit plan for the benefit of the employees of the Company or subsidiaries thereof), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of voting securities of the Company (or of any direct or indirect subsidiary of the Company owning more than 75% of the consolidated assets of the Company) where such acquisition causes any such Person to own fifty percent (50%) or more of the combined voting power of the Company’s then outstanding capital stock then entitled to vote generally in the election of directors;

(ii) a reorganization, merger, consolidation or other corporate transaction involving the Company (or of any direct or indirect subsidiary of the Company owning more than 75% of the consolidated assets of the Company) with respect to which the shareholders of the Company immediately prior to such transaction do not, immediately after the transaction, own more than fifty percent (50%) of the combined voting power of the reorganized, merged or consolidated company’s then outstanding voting securities;

(iii) the sale, transfer or assignment of all or substantially all of the assets of the Company (or of any direct or indirect subsidiary of the Company owning more than 75% of the consolidated assets of the Company) to any third party; or

(iv) any other transactions or series of related transactions occurring which have substantially the same effect as the transactions specified in clauses (i) through (iii), as reasonably determined by the Board of Directors.

(m) “Closing Price” means, with respect to the Common Stock and on any particular date, the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on such date as reported in composite transactions for the principal U.S. securities exchange on which the Common Stock is listed or admitted for trading or, if the Common Stock is not listed or admitted for trading on a United States national or regional securities exchange, as reported on the quotation system on which such security is quoted. If the Common Stock is not listed or admitted for trading on a United States national or regional securities exchange and not reported on a quotation system on such date, the “Closing Price” will be the last quoted bid price for the Common Stock in the over-the-counter market on such date as reported by the OTC Markets Group Inc. or similar organization. If none of the foregoing apply, the last reported sale price will be the average of the mid-point of the last bid and ask prices for the Common Stock on such date from each of at least three nationally recognized investment banking firms selected by the Company for this purpose.

(n) “Common Stock” means the common stock, par value $0.01 per share, of the Company.

(o) “Company” has the meaning set forth in the preamble.

(p) “Company Securities” means (i) any Common Stock, (ii) securities convertible into or exercisable or exchangeable for Common Stock, (iii) any Preferred Stock, (iv) any other equity or equity-linked securities issued by the Company, and (v) options, warrants or other rights to acquire Common Stock or any other equity or equity-linked securities issued by the Company.

(q) “Conversion Date” has the meaning set forth in Section 6(c)(i).

(r) “Conversion Notice” has the meaning set forth in Section 6(c)(i).

(s) “Conversion Price” means $1.00 per share of Common Stock, as the same may be adjusted as provided in Section 7 hereof.

(t) “Conversion Rate” means a number equal to (i) $100.00 (as adjusted for any split, subdivision, combination or consolidation, recapitalization or similar event with respect to the Series E Preferred Stock) divided by (ii) the Conversion Price.

(u) “Deemed Liquidation” has the meaning set forth in Section 5(d).

(v) “Deemed Liquidation Payment” has the meaning set forth in Section 5(d).

(w) “Distribution” means payment of dividends or distributions, whether payable in cash, securities, options or other property (including any distributions of any rights, (including rights relating to the issuance, grant or sale of stock, warrants, securities or other property.

(x) “DTC” has the meaning set forth in Section 6(c)(ii).

(y) “Eligible Transferee” has the meaning set forth in Section 6(b).

(z) “Fair Market Value” means, (i) for any security, the Closing Price, (ii) with respect to property other than a security, the fair market value determined in good faith by a nationally recognized investment banking firm selected by the Company, and (iii) for any cash, the amount of such cash.

(aa) “Holder” means a holder of shares of Series E Preferred Stock.

(bb) “Junior Securities” has the meaning set forth in Section 5(a).

(cc) “Liquidation Preference” has the meaning set forth in Section 5.

(dd) “Parity Securities” has the meaning set forth in Section 5(a).

(ee) “Permitted Transfer” means a transfer by any Holder: (i) in a widespread public distribution; (ii) in which no transferee (or group of associated transferees) would receive two percent (2%) or more of any class of Voting Securities of the Company; or (iii) to a transferee that would control more than fifty percent (50%) of the Voting Securities of the Company without any transfer from the Holder.

(ff) “Person” means any individual, entity or “group,” within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Act.

(gg) “Registration Rights Agreement” has the meaning set forth in the Securities Purchase Agreement.

(hh) “Reorganization” means

(i) an acquisition, reorganization, merger, consolidation or other corporate transaction involving the Company (or of any direct or indirect subsidiary of the Company owning more than 75% of the consolidated assets of the Company);

(ii) the sale, transfer or assignment of all or substantially all of the assets of the Company (or of any direct or indirect subsidiary of the Company owning more than 75% of the consolidated assets of the Company); or

(iii) any other transactions or series of related transactions occurring which have substantially the same effect as the transactions specified in clauses (i) or (ii) as reasonably determined by the Board of Directors.

(ii) “Required Reserve Amount” has the meaning set forth in Section 6(e).

(jj) “Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated as of November 13, 2012, by and between Community Financial Shares, Inc., a Delaware corporation and predecessor to the Company, and the investors named therein.

(kk) “Senior Indebtedness” means (i) the principal, premium, if any, and interest in respect of (A) indebtedness of the Company for money borrowed (including deposit obligations) and (B) indebtedness evidenced by securities, notes, debentures, bonds or other similar instruments issued by the Company; (ii) all capital lease obligations of the Company; (iii) all obligations of the Company issued or assumed as the deferred purchase price of property, all conditional sale obligations of the Company and all obligations of the Company under any conditional sale or title retention agreement (but excluding trade accounts payable in the ordinary course of business); (iv) all obligations, contingent or otherwise, of the Company in respect of any letters of credit, banker’s acceptance, security purchase facilities and similar credit transactions; (v) all obligations of the Company in respect of interest rate swap, cap or other agreements, interest rate future or options contracts, currency swap agreements, currency future or option contract and other similar agreements; (vi) all obligations of the type referred to in clauses (i) through (v) of other persons for the payment of which the Company is responsible or liable as obligor, guarantor or otherwise; and (vii) all obligations of the type referred to in clauses (i) through (vi) of other persons secured by any lien on any property or asset of the Company (whether or not such obligation is assumed by the Company).

(ll) “Senior Securities” has the meaning set forth in Section 5(a).

(mm) “Series A Preferred Stock” means the 6,970 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A, $1.00 par value per share, of the Company previously issued to the U.S. Department of Treasury by the Company pursuant to the U.S. Department of Treasury’s Trouble Asset Relief Program Capital Purchase Program.

(nn) “Series B Preferred Stock” means the 349 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series B, $1.00 par value per share, of the Company previously issued to the U.S Department of Treasury by the Company pursuant to the U.S Department of Treasury’s Trouble Asset Relief Program Capital Purchase Program.

(oo) “Series C Preferred Stock” means the shares of Series C Convertible Noncumulative Perpetual Preferred Stock, $1.00 par value per share, of the Company.

(pp) “Series D Preferred Stock” means the shares of Series D Convertible Noncumulative Perpetual Preferred Stock, $1.00 par value per share, of the Company.

(qq) “Series E Preferred Stock” has the meaning set forth in Section 3.

(rr) “Share Delivery Date” has the meaning set forth in Section 6(c)(ii).

(ss) “Surviving Entity” means the successor Person in any Reorganization other than the Company, provided that if (i) such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on a national securities exchange, quotation system or over-the-counter market and (ii) the common stock or equivalent equity security of the parent entity that, directly or indirectly, controls such Person (a “Parent Entity”) is quoted or listed on a national securities exchange, quotation system or over-the-counter market, “Surviving Entity” shall mean such Person’s Parent Entity; provided further that if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of a Reorganization shall be deemed to be the “Surviving Entity”.

(tt) “Transaction Documents” means collectively the Securities and Purchase Agreement, the Registration Rights Agreement, and each of the other agreements entered into by the Company, on the one hand, and Holders and/or the holders of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, on the other hand, in connection with the issuance of the Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock.

(uu) “Voting Ownership Interest” means, with respect to any particular date and with respect to any Holder, the percentage of any class of Voting Securities of the Company deemed to be owned or controlled by the Holder (when aggregated with its BHC Affiliates) for purposes of, and in accordance with, the BHCA and its implementing regulations and guidance.

(vv) “Voting Securities” means shares of any class or series of capital stock of the Company that entitle the holders thereof (either as a separate class or series, or together with any other class or series of the Company’s capital stock) to vote on (a) the election of directors of the Company or (b) with regard to any additional matter, other than (i) the issuance of additional amounts or classes of senior securities, (ii) the modification of the terms of the security or interest so as to significantly and adversely affect its rights or preference, (iii) the dissolution of the Company, (iv) the payment of dividends by the Company when preferred dividends are in arrears or (v) such other items customarily provided by statute with regard to matters that would significantly and adversely affect the rights or preference of the security or interest.

2. Interpretation. For the purposes hereof, unless the context requires otherwise: (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires; (ii) the terms “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to the Articles Supplementary as a whole and not to any particular provision of the Articles Supplementary, and Section references are to the Sections of the Articles Supplementary unless otherwise specified; (iii) the word “including” and words of similar import when used in the Articles Supplementary shall mean “including, without limitation,” unless the context otherwise requires or unless otherwise specified; (iv) the word “or” shall not be exclusive; (v) the terms “Dollars”, “cents” and “$” shall mean U.S. dollars; (vi) with respect to determination of any period of time, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”; (vii) references to any statute shall be deemed to refer to such statute as amended, modified, codified, reenacted, supplemented or superseded in whole or in part and in effect from time to time, and also to all rules and regulations promulgated thereunder; (viii) the word “hereby,” or the term “contemplated hereby,” when used in the Articles Supplementary, shall refer to the Articles of Incorporation and the Articles Supplementary and not to any other agreement or instrument; and (ix) any calculations of “as-converted” or “fully converted” basis or similar concept, unless otherwise expressly provided otherwise, shall be of the maximum number of shares of Common Stock into which such Series E Preferred Stock would be convertible assuming for such purposes that the Series E Preferred Stock would be convertible at such time and that there would be sufficient authorized shares of Common Stock to permit such conversion at such time.

3. Designation; Number of Shares. The series of preferred stock to which this Statement of Designation relates is designated “Series E Convertible Noncumulative Perpetual Preferred Stock,” par value $1.00 per share (the “Series E Preferred Stock”). Each share of Series E Preferred Stock has the designations, preferences, limitations and relative, participating, optional or other special rights and privileges, and the qualifications, limitations and restrictions as described herein. The authorized number of shares of Series E Preferred Stock is 15,000. Each share of Series E Preferred Stock is identical in all respects to every other share of Series E Preferred Stock. The Series E Preferred Stock shall be perpetual until such time as no shares of Series E Preferred Stock remain outstanding

4. Dividends. Distributions may be paid on the Series E Preferred Stock as and when declared by the Board of Directors, subject, however, to the prior and superior rights of the holders of Senior Securities. In addition, the Holders of record shall be entitled to receive, on a fully converted basis, as, when, and if declared by the Board of Directors, Distributions in the same per share amount as paid on the Common Stock, and no Distributions shall be payable on Junior Securities or Parity Securities unless an identical Distribution is payable at the same time on the Series E Preferred Stock; provided however, that if a Distribution payable in Common Stock is declared on the Common Stock, the Conversion Price shall be adjusted pursuant to Section 6(f) in lieu of the Holders receiving an equivalent Distribution. Distributions that are payable on Series E Preferred Stock shall be payable to the Holders of record as they appear on the stock register of the Company on the applicable record date, as determined by the Board of Directors, which record date, in the case of a Distribution in which a Distribution is also paid on the Common Stock, shall be the same as the record date for the Distribution on the Common Stock. The Company will not make any Distribution to the stockholders of the Company which could reasonably be determined to materially adversely affect the rights, powers, privileges and preferences afforded to the Holders with respect to the right to receive the Liquidation Preference in the event of any liquidation, dissolution or winding up of the affairs of the Company (including any such event following a sale, transfer or assignment of all or substantially all of the assets of the Company).

5. Liquidation Preference.

(a) Rank. The Series E Preferred Stock will, with respect to dividend rights and rights on liquidation, winding-up and dissolution, in each case rank (i) subordinate and junior to the Company’s Series A Preferred Stock and Series B Preferred Stock, Senior Indebtedness (as defined herein) and all other securities of the Company issued or established after the date of these Articles Supplementary by the Company which, by their respective terms, are senior to the Series E Preferred Stock (“Senior Securities”); (ii) on parity with the Company’s Series C Preferred Stock, the Series D Preferred Stock and each other class or series of preferred stock established after the date of these Articles Supplementary by the Company the terms of which expressly provide that such class or series will rank on a parity with the Series E Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company (“Parity Securities”); and (iii) senior to the Company’s Common Stock and each other class or series of the Company’s capital stock outstanding or established or issued after date of these Articles Supplementary by the Company the terms of which do not expressly provide that such shares of capital stock rank on a parity with or senior to the Series E Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company (“Junior Securities”).

(b) Liquidation Preference. In the event of any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, Holders shall be entitled to receive for each share of Series E Preferred Stock, out of the assets of the Company or proceeds thereof (whether capital or surplus) available for distribution to stockholders of the Company, subject to the rights of any creditors of the Company, before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock or any other Junior Securities, an amount equal to the greater of (i) the sum of (A) $100.00 per share of the Series E Preferred Stock (as adjusted for any split, subdivision, combination or consolidation, recapitalization or similar event with respect to the Series E Preferred Stock) and (B) the amount of any declared, but unpaid, Distributions to the date of payment and (ii) the amount such Holder would have received if such share of Series E Preferred Stock had been fully converted into shares of Common Stock in accordance with these Articles Supplementary immediately prior to such liquidation, dissolution or winding up (such greater amount of the foregoing clauses (i) and (ii), the “Liquidation Preference”).

(c) Partial Payment. If, in any distribution described in Section 4 and this Section 5, the assets of the Company or proceeds thereof are not sufficient to pay in full the amounts payable with respect to all outstanding shares of Series E Preferred Stock and the corresponding amounts payable with respect to any other stock of the Company ranking equally with Series E Preferred Stock as to such distribution, Holders and the holders of such other stock shall share ratably in any such distribution in proportion to the full respective distributions to which they are entitled.

(d) Change in Control; Deemed Liquidations. Not less than twenty calendar days prior to the date that a contemplated Change of Control is expected to be consummated, the Company shall notify each Holder of the anticipated consummation date of such Change of Control by written notice via facsimile or email and overnight courier. Upon the election of a Holder (an “Electing Holder”) in writing given to the Company not later than five Business Days prior to the anticipated consummation date in the foregoing notice, the consummation by the Company of a Change of Control will constitute a liquidation, dissolution or winding up of the Company (a “Deemed Liquidation”) solely with respect to any or all of the Series C Preferred Stock held by such Holders and, upon such election, shall have the right to receive a distribution in accordance with this Section 5 (a “Deemed Liquidation Payment”). The Company shall make payment of the Deemed Liquidation Payment to any Electing Holder concurrently with the consummation of such Change of Control and in the event that the Company does not pay the Deemed Liquidation Payment on such date, an Electing Holder shall have the right to void its election. If the Company fails to pay the Deemed Liquidation Payment in full when due in accordance with this Section 5(d), the Company will pay interest thereon at a rate equal to the lesser of 25% per annum and the maximum rate permitted by applicable law, accruing daily from such date until the Deemed Liquidation Payment, plus all such interest thereon, is paid in full. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to comply with its obligations under this Section 5(d).

6. Conversion.

(a) Series C Preferred Stock. Each share of Series E Preferred Stock shall be convertible at any time into one share of Series C Preferred Stock in the manner set forth in Section 6(c); provided no such conversion may result in a Holder, together with all BHC Affiliates of the Holder, owning or controlling in the aggregate more than a 4.99% Voting Ownership Interest, excluding for the purpose of this calculation any reduction in ownership resulting from transfers by such Holder and its BHC Affiliates of Voting Securities of the Company.

(b) Common Stock. Each share of Series E Preferred Stock shall be convertible into Common Stock only (i) simultaneously with the closing of a transfer to a transferee of such Series E Preferred Stock pursuant to a Permitted Transfer (an “Eligible Transferee”) and (ii) at the sole discretion of the Eligible Transferee into a number of shares of Common Stock equal to the then applicable Conversion Rate in the manner set forth in Section 6(c) upon written notice from the Eligible Transferee. The number of shares of Common Stock into which a share of Series C Preferred Stock shall be convertible shall be determined by dividing (i) $100.00 (as adjusted for any split, subdivision, combination or consolidation, recapitalization or similar event with respect to the Series E Preferred Stock) by (ii) the then Conversion Price (subject to the conversion procedures set forth below in Section 6(c)).

(c) Conversion Mechanics.

(i) (A) An Eligible Transferee may elect to convert any or all of such Eligible Transferee’s shares of Series E Preferred Stock acquired pursuant to a Permitted Transfer into Common Stock into a number of shares of Common Stock equal to the then applicable Conversion Rate and (B) a Holder may elect to convert any or all of such Holder’s eligible shares of Series E Preferred Stock in shares of Series C Preferred Stock pursuant to Section 6(a), in each case at any time in whole or from time to time in part, as and when provided in Section 6 upon written notice delivered to the Company (at the registered office of the Company or at any office of any agent or agents of the Company, as may be designated by the Board of Directors, who shall provide prompt notice of such designation to the Holders in accordance with Section 13, specifying the number of shares of Series E Preferred Stock such Eligible Transferee or Holder is electing to convert (“Conversion Notice”), accompanied by the duly endorsed certificate or certificates evidencing outstanding shares of Series E Preferred Stock (“Certificate(s)” and together with the Conversion Notice, the “Conversion Documents”). The conversion date for such conversion shall be the date on which the Company actually receives the Conversion Documents (but in no event later than the date upon which delivery of the Conversion Documents would be deemed pursuant to Section 13) (the “Conversion Date”) and the Person entitled to receive the shares of Common Stock or Series C Preferred Stock, as applicable, issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock or Series C Preferred Stock on the Conversion Date.

(ii) Upon receipt by the Company of the Conversion Documents, the Company shall, as soon as practicable, but in any event within one Trading Day thereafter, send, via facsimile or email, a confirmation of receipt and copies of such Conversion Documents to such Eligible Transferee or Holder and to the transfer agent, which confirmation shall constitute an instruction to the transfer agent to process such Conversion Notice in accordance with the terms herein and as soon as practicable following the Conversion Date (and in any event within three Trading Days thereafter (the “Share Delivery Date”) and (A) provided the transfer agent is participating in the The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which such Eligible Transferee or Holder shall be entitled to such Eligible Transferee’s or Holder’s or their respective designee’s balance account with DTC through its Deposit Withdrawal Agent

Commission system, or (B) if the transfer agent is not participating in the DTC Fast Automated Securities Transfer Program or if such Eligible Transferee or Holder elected (in the Conversion Notice) to not have the shares of Common Stock or shares of Series C Preferred Stock credited to such Eligible Transferee’s or Holder’s balance account with DTC, issue and deliver, to the address as specified in the Conversion Notice, one or more certificates representing shares of Common Stock to which such Eligible Transferee or Holder shall be entitled. In the event less than all of the shares of Series E Preferred Stock represented by a Certificate are being converted into Common Stock or Series C Preferred Stock by an Eligible Transferee or a Holder, as applicable, a new Certificate, of like tenor, at the Company’s sole cost and expense, shall be issued and delivered promptly (and in no event later than the Share Delivery Date) to such Eligible Transferee or Holder representing the number of such shares of Series E Preferred Stock that are not being converted.

(iii) From and after the Conversion Date, the shares of Series E Preferred Stock to be converted on such Conversion Date will no longer be deemed to be outstanding and all rights of the Eligible Transferee or Holder, as applicable, as Holder (except the right to receive the Common Stock or Series C Preferred Stock upon conversion) shall cease and terminate with respect to such shares; provided that a Holder shall be entitled to receive any Distributions that were declared prior to, but remain unpaid as of, the Conversion Date; provided further that in the event that a share of Series E Preferred Stock is not converted due to a default by the Company or because the Company is otherwise unable to issue the requisite shares of Common Stock or Series C Preferred Stock, such share of Series E Preferred Stock will remain outstanding and will be entitled to all of the rights as provided herein.

(iv) The Company acknowledges that a breach by it of its obligations under this Section 6(c) will cause irreparable harm to an Eligible Transferee and/or a Holder, as applicable. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 6(c) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 6(c), that an Eligible Transferee or a Holder shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance, without the necessity of showing economic loss and without any bond or other security being required.

(d) No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of Section 7 and this Section 6 and in the taking of all such actions as may be necessary or appropriate in order to protect the conversion rights of any Eligible Transferee and/or any Holder, as applicable, against impairment.

(e) Reservation of Shares Issuable Upon Conversion. The Company will at all times reserve and keep available out of its authorized but unissued (i) Common Stock and (ii) Series C Preferred Stock, in each case solely for the purpose of effecting the conversion of the Series E Preferred Stock such number of shares of Common Stock and Series C Preferred Stock as will from time to time be sufficient to effect the conversion of all outstanding Series E

Preferred Stock (the “Required Reserve Amount”). If at any time while any shares of Series E Preferred Stock remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock and/or Series C Preferred Stock, as applicable, to satisfy its obligation to reserve for issuance upon conversion of the Series E Preferred Stock at least a number of shares of Common Stock and/or Series C Preferred Stock, as applicable, equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock and/or Series C Preferred Stock, as applicable, to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the shares of Series E Preferred Stock then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than 60 days after the occurrence of such Authorized Share Failure, the Company shall file a proxy statement for a special meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock and/or Series C Preferred Stock, as applicable. In connection with such meeting, the Company shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and/or Series C Preferred Stock, as applicable, and to cause the Board of Directors to unanimously recommend to the stockholders that they approve such proposal.

(f) Cash Damages. If by the Share Delivery Date, the Company shall fail to issue and deliver to an Eligible Transferee or a Holder, as applicable, (i) the number of shares of Common Stock or Series C Preferred Stock, as applicable, to which such Eligible Transferee or Holder is entitled hereunder upon such Eligible Transferee’s or Holder’s conversion of the Series E Preferred Stock or (ii) a new certificate representing the number of shares of Series E Preferred Stock that are not being converted, in addition to all other available remedies to which such Eligible Transferee or Holder may pursue hereunder and under the Transaction Documents, the Company shall pay additional damages to such Eligible Transferee or Holder on each Business Day after the Share Delivery Date that such conversion is not timely effected in an amount equal to 0.5% of the product of (A) the number of shares of Common Stock (in the case of a conversion into Common Stock) or the number of Common Stock issuable upon conversion of the shares of Series C Preferred Stock (in the case of a conversion into Series C Preferred Stock), as applicable, not issued to such Eligible Transferee or Holder by the Share Delivery Date and to which such Eligible Transferee or Holder is entitled (or in the case of failure to deliver a new certificate representing shares of Series E Preferred Stock not being converted, the number of shares of Common Stock issuable upon conversion of such shares of Series E Preferred Stock (assuming that a Permitted Transfer was made to an Eligible Transferee) that would be represented by such certificate as of the Share Delivery Date), multiplied by (B) the Closing Price of the Common Stock on the Share Delivery Date. If the Company fails to pay the damages set forth in this Section 6(f) within five Business Days of the date incurred, then such payments shall bear interest at the rate of 1.5% per month (pro rated for partial months) until such payments are made. Nothing herein shall limit an Eligible Transferee’s or a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock, Series C Preferred Stock and/or a certificate representing the remaining shares of Series E Preferred Stock, as applicable, upon conversion of the Series E Preferred Stock in accordance with the terms hereof.

7. Anti-Dilution Adjustments.

(a) Adjustments for Combinations or Divisions.

(i) Series C Preferred Stock. In the event that the Company at any time or from time to time shall effect a division of the Series C Preferred Stock into a greater number of shares (by stock split, reclassification or otherwise than by payment of distributions in Series C Preferred Stock or in any right to acquire the Series C Preferred Stock) and a corresponding division is not made with respect to the Series E Preferred Stock, the number of shares of Series C Preferred Stock issuable on conversion of each share of Series E Preferred Stock shall be increased in proportion to such increase in the aggregate number of shares of Series C Preferred Stock outstanding. In the event the outstanding Series C Preferred Stock shall be combined or consolidated, by reclassification, reverse stock split or otherwise, into a lesser number of shares of the Series C Preferred Stock and a corresponding combination or consolidation is not made with respect to the Series E Preferred Stock, the number of shares of Series C Preferred Stock issuable on conversion of each share of Series E Preferred Stock shall be decreased in proportion to such decrease in the aggregate number of shares of Series C Preferred Stock outstanding. Any adjustment under this Section shall become effective at the close of business on the date the subdivision or combination becomes effective.

(ii) Common Stock. In the event that the Company at any time or from time to time shall effect a division of the Common Stock into a greater number of shares (by stock split, reclassification or otherwise than by payment of distributions in Common Stock or in any right to acquire the Common Stock), the Conversion Price in effect immediately before that subdivision shall be proportionately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series E Preferred Stock shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding. In the event the outstanding Common Stock shall be combined or consolidated, by reclassification, reverse stock split or otherwise, into a lesser number of shares of the Common Stock, the Conversion Price in effect immediately before such combination shall be proportionately increased so that the number of shares of Common Stock issuable on conversion of each share of Series E Preferred Stock shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding. Any adjustment under this Section shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b) Adjustments for Reclassification and Reorganization. If the Common Stock or Series C Preferred Stock, as applicable, issuable upon conversion of the Series E Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, consolidation, reclassification or otherwise (other than a division or combination of shares provided for in Section 7(a)), an Eligible Transferee’s or a Holder’s, as applicable, right to convert the Series E Preferred Stock then in effect shall, concurrently with the effectiveness of such transaction, be proportionately adjusted so that the Series E Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock or Series C Preferred Stock, as applicable, which such Eligible

Transferee or Holder would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of such shares that would have been subject to receipt by such Eligible Transferee or Holder upon conversion of the Series E Preferred Stock into Common Stock or Series C Preferred Stock, as applicable, immediately before that change.

(c) Adjustment for Dividends and Distributions.

(i) Common Stock. In the event the Company at any time or from time to time shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a Distribution payable on the Common Stock in additional shares of Common Stock, then and in each such event the Conversion Price in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction:

(A) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance on the close of business on such record date, and

(B) the denominator of which shall be (A) the total number of shares of Common Stock issued and outstanding immediately after prior to the time of such issuance on the close of business on such record date plus (B) the number of shares of Common Stock issuable in payment of such dividend or distribution.

Notwithstanding the foregoing, however, if such record date shall have been fixed and such Distribution is not fully paid on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this Section 7(c) as of the time of actual payment of such Distribution.

(ii) Series C Preferred Stock. In the event the Company at any time or from time to time shall make or issue, or fix a record date for the determination of holders of Series C Preferred Stock entitled to receive, a Distribution payable on the Series C Preferred Stock in additional shares of Series C Preferred Stock and a corresponding Distribution in shares of Series E Preferred Stock is not made with respect to the Series E Preferred Stock, then and in each such event the number of shares of Series C Preferred Stock issuable on conversion of each share of Series E Preferred Stock shall be increased in proportion to the increase in the aggregate number of shares of Series C Preferred Stock outstanding.

(d) Certificates as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 7, the Company at its expense shall, as promptly as reasonably practicable but in any event not later than five Business Days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each Holder and Eligible Transferee a certificate executed by the Company’s President and Chief Executive Officer (or other appropriate officer) setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, as promptly as reasonably practicable after the written request at any time of any Holder or Eligible Transferee (but in any event not later than five Business Days following such request), furnish or cause to be furnished to such Holder or Eligible Transferee a like certificate setting forth (i) such adjustments and readjustments, and (ii) the number of shares of Common Stock, the number of shares of Series C Preferred Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series E Preferred Stock.

8. Redemption. Except as set forth in Section 5(d), the Series E Preferred Stock shall not be redeemable either at the Company’s option or at the option of the Holders at any time. Notwithstanding the foregoing, the Company shall not be prohibited from repurchasing or otherwise acquiring shares of Series E Preferred Stock in voluntary transactions; provided that Company must offer to repurchase shares of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock on a pro rata basis among the Holders, the holders of Series C Preferred Stock and the holders of Series D Preferred Stock. Subject to Section 10, any shares of Series E Preferred Stock repurchased or otherwise acquired may be cancelled by the Company and thereafter be reissued as shares of any series of preferred stock of the Company. The Company may not purchase, repurchase or redeem any Junior Securities (other than pursuant to equity incentive agreements with employees giving the Company the right to repurchase Junior Securities upon the termination of services at cost).

9. Voting Rights. Holders of the Series E Preferred Stock shall not have any voting rights except as otherwise required by Section 10 or from time to time under applicable law.

10. Protective Provisions. So long as any shares of Series E Preferred Stock are issued and outstanding, the Company will not (including by means of merger, consolidation or otherwise), without obtaining the approval (by vote or written consent) of the Holders of a majority of the issued and outstanding shares of Series E Preferred Stock, (a) issue additional amounts or classes of Senior Securities, (b) modify the terms of the Series E Preferred Stock so as to significantly and adversely affect its rights or preference, as reasonably determined by the Holders, (c) liquidate, dissolve or wind-up the business and affairs of the Company in any form of transaction, or consent to any of the foregoing, (d) pay dividends when preferred dividends on the Series E Preferred Stock are in arrears or (e) take any other action which, under the laws of Maryland or any other applicable law, requires the prior approval (by vote or written consent) of the Series E Preferred Stock voting as a separate class.

11. Assumption. Upon the occurrence of any Reorganization, the Company shall cause the Surviving Party to, and the Surviving Party shall, be substituted for the Company (so that from and after the date of such Reorganization, the provisions of these Articles Supplementary referring to the “Company” shall refer instead to such Surviving Party) and succeed to and assume all of the obligations, rights and powers of the Company under these Articles Supplementary with the same effect as if such Surviving Party had been named as the Company herein with respect to the shares of Series E Preferred Stock of any Holder who elects such assumption. Upon consummation of such Reorganization, the Surviving Party shall deliver to each Holder that (a) did not elect to treat such Reorganization (if such Reorganization constitutes a Change in Control) as a Deemed Liquidation with respect to all such Holder’s shares of Series E Preferred Stock and (b) elected to have such Surviving Party succeed to the Company’s obligations hereunder, confirmation that there shall be issued upon conversion of the shares of Series E Preferred Stock at any time after the consummation of such Reorganization, in lieu of the shares of Common Stock and/or Series C Preferred Stock issuable upon the conversion of the shares of Series E Preferred Stock prior to such Reorganization, such shares of common stock or preferred stock (or their equivalent) of the Surviving Party, as adjusted to reflect the value of such Reorganization, in accordance with the provisions of these Articles Supplementary. The provisions of this Section 11 shall apply similarly and equally to successive Reorganizations and shall be applied without regard to any limitations on the conversion of the shares of Series E Preferred Stock.

12. Taxes.

(a) If the Company believes that it is required to make a deduction or withholding for or on account of tax from a payment due to a Holder under these Articles Supplementary (or that there is a change in the rate or the basis of such deduction or withholding), the Company shall notify the affected Holders promptly and provide such Holders with a reasonable opportunity to provide any necessary information that may enable the Holders to avoid such deduction or withholding.

(b) The Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of Common Stock or Series C Preferred Stock upon conversion or due upon the issuance of a new Certificate for any shares of Series E Preferred Stock not converted, except for any documentary, stamp or similar issue or transfer tax due because any shares of Common Stock, Series C Preferred Stock or Series E Preferred Stock are issued in a name other than the name of the converting Holder.

13. Notices. Any notice required by the provisions hereof to be given must be made in writing and will be deemed delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) one Business Day after deposit with an overnight courier service or (iv) five days after being sent by certified or registered mail, in each case properly addressed to the party to receive such notice. Unless the Company otherwise provides the Holders notice thereof in accordance with this Section 13, the Company’s address for notices hereunder shall be 357 Roosevelt Road, Glen Ellyn, Illinois 60137.

14. Record Holders. To the fullest extent permitted by law, the Company will be entitled to recognize the Holder of record as the true and lawful owner thereof for all purposes and will not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it will have express or other notice thereof.

15. No Preemptive Rights. Except as otherwise set forth in any agreement with the Company, no share of Series E Preferred Stock has any rights of preemption whatsoever as to any securities of the Company, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.

16. Other Rights. The shares of Series E Preferred Stock have no rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or as provided by applicable law.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed on its behalf by its President and Chief Executive Officer and attested by its Corporate Secretary on this      day of             .

Scott W. Hamer
President and Chief Executive Officer

Christopher P. Barton
Corporate Secretary

Appendix B

ARTICLES OF INCORPORATION

OF

COMMUNITY FINANCIAL SHARES, INC.

1.	The undersigned, Scott W. Hamer, whose address is 357 Roosevelt Road, Glen Ellyn, Illinois 60137, being at least eighteen (18) years of age, acting as incorporator, does hereby form a corporation under the general laws of the State of Maryland.

2.	The name of the corporation is COMMUNITY FINANCIAL SHARES, INC.

3.	The present address of the principal office of the corporation in the State of Maryland is 7 St. Paul Street, Suite 1660, Baltimore, Maryland 21202. The address of its registered office in the State of Maryland is 7 St. Paul Street, Suite 1660, Baltimore, Maryland 21202. The name of its registered agent at such address is CSC-Lawyers Incorporating Service Company.

4.	The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity, for which corporations may be organized under the general laws of the State of Maryland.

5.	The total number of shares of capital stock which the corporation shall have authority to issue is seventy-six million (76,000,000), having an aggregate par value of one million seven hundred fifty thousand dollars ($1,750,000) consisting of seventy-five million (75,000,000) shares of common stock (the “Common Stock”), all of such shares of Common Stock shall be $0.01 par value per share, and one million (1,000,000) shares of preferred stock (the “Preferred Stock”), par value $1.00 per share. Except to the extent required by governing law, rule or regulation, the shares of capital stock may be issued from time to time by the Board of Directors without further approval of stockholders.

The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Maryland (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation.

6.	The name and mailing address of each person who is to serve as a director until the first annual meeting of the stockholders or until a successor is elected and qualified, is as follows:

NAME	MAILING ADDRESS
Penny A. Belke	357 Roosevelt Road, Glen Ellyn, Illinois 60137

Raymond A. Dieter, Jr.	357 Roosevelt Road, Glen Ellyn, Illinois 60137

Scott W. Hamer	357 Roosevelt Road, Glen Ellyn, Illinois 60137

Mary Beth Moran	357 Roosevelt Road, Glen Ellyn, Illinois 60137

John M. Mulherin	357 Roosevelt Road, Glen Ellyn, Illinois 60137

Daniel Strauss	357 Roosevelt Road, Glen Ellyn, Illinois 60137

Christopher M. Hurst	357 Roosevelt Road, Glen Ellyn, Illinois 60137

Donald H. Wilson	357 Roosevelt Road, Glen Ellyn, Illinois 60137

7.	The corporation is to have perpetual existence.

8.	In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter or repeal the by-laws of the corporation.

9.	Elections of directors need not be by written ballot unless the by-laws of the corporation so provide.

Meetings of stockholders may be held within or without the State of Maryland, as the by-laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Maryland at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation.

10.	The corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

11.	In all elections of directors and all matters coming to the stockholders, each outstanding common share shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders. Voting on all matters is non-cumulative.

12.	A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary as a director except for liability (i) for acts or omissions committed in bad faith or which are the result of active and deliberate dishonesty, (ii) for any transaction from which the director derived any improper personal benefit or (iii) in the case of a criminal proceeding, if the director had reasonable cause to believe that the act or omission was unlawful.

13.	Except as otherwise prohibited under the laws of the State of Maryland, the holders of the corporation’s common stock entitled to vote generally in the election of directors may take action or consent to any action by delivering a consent in writing (or by electronic transmission) of the stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a stockholders meeting provided that the corporation gives notice of the action not later than 10 days after the effective date of the action to each holder of the class of common stock and to each stockholder who, if the action had been taken at a meeting, would have been entitled to notice of the meeting.

IN WITNESS WHEREOF, I have signed these articles and acknowledge the same to be my act.

SIGNATURE OF INCORPORATOR:

Name:	Scott W. Hamer
Title:	Incorporator

Appendix C

BYLAWS

OF

COMMUNITY FINANCIAL SHARES, INC.

ARTICLE I

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The name of the corporation shall be COMMUNITY FINANCIAL SHARES, INC., and it has been organized under the general laws of the State of Maryland. While the registered office shall be located at 7 St. Paul Street, Suite 1660, Baltimore, Maryland 21202, the corporation shall operate out of offices located in the Village of Glen Ellyn, County of DuPage and State of Illinois.

ARTICLE II

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SECTION 1. ANNUAL MEETINGS. The annual meeting of stockholders shall be held on the 2nd Wednesday of April each year, or such other date as shall be established, at the hour of 7:00 p.m., or such other time as shall be established, for the purpose of electing directors and transaction of such other business as may come before the meeting. If the election of directors shall not be held on the day designated herein for any annual meeting, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a meeting of the stockholders as soon thereafter as conveniently may be.

SECTION 2. SPECIAL MEETINGS. Special meetings of the stockholders may be called by the President, Chairman of the Board, by the Board of Directors or by the holders of not less than one-fourth of all the votes entitled to be cast at the meeting.

SECTION 3. PLACE OF MEETING. The Board of Directors may designate any place within or outside the State of Illinois as the place of meeting for any annual meeting or for any special meeting called by the Board of Directors. A waiver of notice signed by all holders of voting securities may designate any place within the State of Illinois, as the place for the holding of such meeting. If no designation is made, or if a special meeting were otherwise called, the place of meeting shall be the office of the corporation.

SECTION 4. NOTICE OF MEETINGS. Written or printed notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than ninety days before the date of the meeting, either personally or by mail, by or at the direction of the President, or the Secretary, or the Officer or persons calling the meeting, to each holder of record of voting securities entitled to notice of such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the records of the corporation, with postage thereon prepaid.

SECTION 5. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. For the purpose of determining the holders of voting securities entitled to notice of or to vote at any meeting of stockholders, or stockholders entitled to receive payment of any dividend, or in order to make a determination of the holders of voting securities for any other proper purpose, the Board of Directors of the corporation may provide that the stock transfer books shall be closed for a stated period not to exceed, in any case, twenty days. If the stock transfer books shall be closed for the purpose of determining stockholders entitled to notice of or to vote at an annual meeting of stockholders, such books shall be closed for at least ten days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than ninety days prior to the date on which the particular action, requiring such determination of stockholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders the date that is the later of the date on which notice of the meeting is mailed or the date that is the thirtieth day before the meeting, as the case may be, shall be the record date for such determination of stockholders.

SECTION 6. VOTING LISTS. The officer or agent having charge of transfer books for shares of stock of the corporation shall make, prior to each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting, arranged in alphabetical order, with the address of and the number of shares held by each. Such list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the whole time of the meeting. The original stock ledger or transfer book shall be prima facie evidence as to who are the stockholders entitled to examine such list or stock ledger or transfer book or to vote at any meeting of stockholders.

SECTION 7. QUORUM. A majority of the outstanding voting securities of the corporation, represented in person or by proxy, shall constitute a quorum at any meeting of stockholders, provided, that if less than a majority of the outstanding voting securities are represented at said meeting, a majority of the voting securities so represented may adjourn the meeting from time to time without further notice to a date not more than 120 days after the original record date.

SECTION 8. PROXIES. At all meetings of stockholders, a holder of record of voting securities may vote by proxy executed in writing by the stockholder or by his duly authorized attorney-in-fact. Such proxy shall be filed with the secretary of the corporation before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

SECTION 9. VOTING OF STOCK BY CERTAIN HOLDERS. Voting securities standing in the name of another corporation, domestic or foreign, may be voted by the president of such corporation, a vice president of such corporation or a proxy unless another person appointed to vote the securities under a bylaw or resolution of the board of directors of such corporation presents a certified copy of the bylaw or resolution.

Voting securities standing in the name of a deceased person may be voted by his administrator or executor, either in person or by proxy. Voting securities standing in the name of a guardian, conservator or trustee may be voted by such fiduciary, either in person or by proxy, but no guardian, conservator or trustee shall be entitled, as such fiduciary, to vote voting securities held by him without a transfer of such stock into his name.

Voting securities standing in the name of a receiver may be voted by such receiver, and voting securities held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

A stockholder whose voting securities are pledged shall be entitled to vote such voting securities until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

Shares of its own voting securities belonging to this corporation shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding shares at any given time, but shares of its own voting securities held by it in a fiduciary capacity may be voted and shall be counted in determining the total number of outstanding shares at any given time.

SECTION 10. NON-CUMULATIVE VOTING. In all elections of directors and all other matters coming to the stockholders, voting shall be non-cumulative.

SECTION 11. VOTING BY BALLOT. Voting on any question or in any election may be via voice unless the presiding officer shall order, or any stockholder shall demand that voting be by ballot.

ARTICLE III

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DIRECTORS

SECTION 1. GENERAL POWERS. The business and affairs of the corporation shall be managed by its Board of Directors.

SECTION 2. NUMBER, TENURE AND QUALIFICATIONS. The number of directors of the corporation shall be nine. Each director shall hold office until the next annual meeting of stockholders, or until their successor shall have been elected and qualified.

SECTION 3. ORGANIZATION MEETING. The meeting for the organization of the Board of Directors shall take place immediately after, and at the same place as, the annual stockholders’ meeting. If at the time fixed for the meeting of the directors-elect, there shall not be a quorum present, the members present may adjourn from time to time until a quorum is obtained.

SECTION 4. REGULAR MEETINGS. A regular meeting of the Board of Directors shall be held once each month. The Board of Directors may provide, by resolution, the time and place for the holding of such regular meeting, or of additional regular meetings without other notice than such resolution.

SECTION 5. ORDER OF BUSINESS. At all regular meetings of the Board of Directors, the following shall be included in the order of business:

1.	Review of the minutes of previous meeting(s)

2.	Unfinished business

3.	New business

SECTION 6. SPECIAL MEETINGS. Special meeting of the Board of Directors may be called at the request of the Chairman of the Board or President, or any three directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place as the place for holding any special meeting of the Board of Directors called by them.

SECTION 7. NOTICE. Notice of any special meeting shall be given at least two days previously thereto by written notice delivered personally or mailed to each director at his home address, or by telegram. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Any director may waive notice of any meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

SECTION 8. QUORUM. A majority of the Board of Directors shall constitute a quorum for transaction of business at any meeting of the Board of Directors, provided, that if less than a majority of the directors are present at said meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

SECTION 9. MANNER OF ACTING. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

SECTION 10. VACANCIES. Any vacancy occurring in the Board of Directors may be filled by appointment by the Board of Directors until the next annual meeting and until his successor is elected and qualified.

SECTION 11. ATTENDANCE. Directors must attend all meetings for which there is not good cause for absenteeism, and must serve on all committees to which they may be respectively appointed by the Board of Directors.

SECTION 12. COMPENSATION. By resolution of the Board of Directors, the directors may be paid their expenses, if any, of attendance at each meeting of the board, and may be paid a fixed sum for attendance at meetings. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

SECTION 13. PRESUMPTION OF ASSENT. A director of the corporation who is present at a meeting of the Board of Directors at which action on any corporation matter is taken shall be conclusively presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by certified mail to the Secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

ARTICLE IV

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OFFICERS

SECTION 1. NUMBER. The officers of the corporation shall be a chairman of the board, a president, secretary, treasurer and such vice presidents or other officers, as may be elected or appointed by the Board of Directors.

SECTION 2. ELECTION AND TERM OF OFFICE. The Chairman of the Board, President and other officers of the corporation shall be elected annually by the Board of Directors at the organization meeting of the Board of Directors held after each annual meeting of stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Vacancies may be filled or new offices created and filled at any meeting of the Board of Directors. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.

SECTION 3. REMOVAL. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

SECTION 4. VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.

SECTION 5. CHAIRMAN OF THE BOARD. The Chairman of the Board shall be a member of the Board of Directors and shall preside at all meetings of the stockholders and the Board of Directors.

SECTION 6. PRESIDENT. The President shall be the principal executive officer of the corporation and shall be in charge of the affairs and business of the corporation and the management thereof subject to the direction of the Board of Directors and the executive committee. In all cases where the duties of the other officers of the corporation are not prescribed by statute, these bylaws or by resolution of the directors, they shall be performed under the orders and instruction of the President. He may sign with the Secretary, Assistant Secretary or any other proper officer of the corporation, thereunto authorized by the Board of Directors, certificates for shares of stock of the corporation, any deeds, mortgages, bonds, contracts or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or these bylaws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed, and in general shall perform ex officio on all standing committees of the board.

SECTION 7. THE VICE PRESIDENTS. In the absence of the President, or in the event of his inability or refusal to act, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all restrictions upon the President. Any Vice President shall perform such other duties as from time to time may be assigned to him by the Chairman of the Board, President or by the Board of Directors.

SECTION 8. THE SECRETARY. The Secretary shall: (a) keep the minutes of the stockholders’ and directors’ meetings in one or more books provided for that purpose: (b) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law: (c) be custodian of the seal of the corporation and see that it is affixed to all certificates for shares of stock prior to the issuance thereof and to all documents, the execution of which on behalf of the corporation under its seal is duly authorized in accordance with the provisions of these bylaws; (d) keep a register of the post office address of each stockholder which shall be furnished to the Secretary by such stockholder; (e) sign with the Chairman of the Board or

President certificates for shares of stock of the corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the corporation; (g) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Chairman of the Board, President or by the Board of Directors.

SECTION 9. THE TREASURER. The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the corporation, and shall deposit, or cause to be deposited, in the name of the corporation, all monies or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by the Board of Directors. In general, he or she shall perform all the duties incident to the office of a treasurer of a corporation, and such other duties as may from time to time be assigned to him or her by the Board of Directors or the President.

SECTION 10. SALARIES. The salaries of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.

ARTICLE V

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COMMITTEES OF THE BOARD

The Board of Directors may appoint, from time to time, from among its members an executive committee and committees of directors for such purposes and with such powers as the board may determine.

ARTICLE VI

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CERTIFICATES FOR SHARES AND THEIR TRANSFER

Certificates of stock properly signed as herein indicated shall be issued to the stockholders and the certificate shall state upon the face thereof that the stock shall be transferable only upon the books of the corporation, and when the stock is transferred, the certificate thereof shall be returned to the corporation and canceled and new certificates issued. A transfer book shall be kept in which all assignments and transfers of stock shall be made and also a stock register book shall be kept in which shall be shown the names of the shareholders, the number of shares and the certificate number of the stock held by each. The person in whose name shares of stock stand on the stock register books of the corporation shall be deemed the owner thereof for all purposes.

ARTICLE VII

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FISCAL YEAR

The fiscal year of the corporation shall begin on the first day of January in each year and end on the last day of December in each year.

ARTICLE VIII

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DIVIDENDS

The Board of Directors may, from time to time, declare and the corporation may pay, dividends on its outstanding shares of stock in the manner and upon the terms and conditions provided by law.

ARTICLE IX

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SEAL

The Board of Directors shall provide a corporate seal, which shall be in the form of a circle and shall have inscribed thereon the name of the corporation and the words “Corporate Seal.”

ARTICLE X

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WAIVER OF NOTICE

Whenever any notice whatever is required to be given under the provisions of these bylaws or under the provisions of the Maryland Business Corporation Act, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

ARTICLE XI

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AMENDMENTS

These bylaws may be altered, amended or repealed and new bylaws may be adopted (not inconsistent with the Maryland Business Corporation Act) at any meeting of the Board of Directors of the corporation by a majority vote of the whole number of directors.

ARTICLE XII

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DIRECTORS AND OFFICERS INDEMNIFICATION

The corporation shall indemnify and advance expenses to any and all directors, officers, employees and agents of the corporation to the fullest extent permitted by Section 2-418 of the Maryland Code, as the same may be amended and supplemented, unless it is established that (i) the act or omission was material to the matter giving rise to the liability and was omitted in bad faith or was the result of active and deliberate dishonesty, (ii) the person actually received an improper personal benefit in money, property or services, or (ii) in the case of a criminal proceeding, the person had reasonable cause to believe the act or omission was unlawful. The rights to indemnification and advancement of expenses provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these Articles of Incorporation, any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such persons’ official capacity and as to action in another capacity while holding such directorship, office, employment or agency, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. Neither the repeal nor modification of this Article XII, or the adoption of any provision to these Articles of Incorporation that is inconsistent with this Article XII, shall eliminate, restrict or otherwise adversely affect any right or protection of any such person existing hereunder with respect to any act or omission occurring prior to such repeal, modification or adoption of an inconsistent provision.

ARTICLE XIII

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Director’s qualifying shares are not required to serve on the Board of Directors.

Appendix D

AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS

OF THE POWERS, PREFERENCES AND RIGHTS

OF SERIES C PREFERRED STOCK OF

COMMUNITY FINANCIAL SHARES, INC.

Community Financial Shares, Inc., a Delaware corporation (the “Company”), hereby certifies that, pursuant to the authority conferred upon the Board of Directors of the Company (“Board of Directors”) by the Certificate of Incorporation of the Company (as amended, “Certificate of Incorporation”) and applicable law, the following resolutions were duly adopted by the Board of Directors.

NOW, THEREFORE, BE IT RESOLVED, that pursuant to the authority expressly granted to, and vested in, the Board of Directors in accordance with the provisions of its Certificate of Incorporation, the Company does hereby create and designate a series of preferred stock, $1.00 par value per share, and the Board of Directors does hereby fix the relative rights and preferences of the shares of such series as follows:

1. Definitions.

(a) “Act” means the Securities Exchange Act of 1934, as amended, or any successor provisions, including any rules or regulations promulgated thereunder.

(b) “Authorized Share Failure” has the meaning set forth in Section 6(d).

(c) “Board of Directors” has the meaning set forth in the preamble.

(d) “Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in Chicago, Illinois are authorized or required by applicable law to close.

(e) “Bylaws” means the bylaws of the Company (as amended).

(f) “Certificate” has the meaning set forth in Section 6(b)(i).

(g) “Certificate of Designations” means this Amended and Restated Certificate of Designations.

(h) “Certificate of Incorporation” has the meaning set forth in the preamble.

(i) “Change of Control” means any of the following transactions that is approved by at least a majority of the members of the Board of Directors:

(i) the acquisition by any Person (other than the current members of the Board or any of their descendants, the Company, or any savings, pension or other benefit plan for the benefit of the employees of the Company or subsidiaries thereof), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of voting securities of the Company (or of any direct or indirect subsidiary of the Company owning more than 75% of the consolidated assets of the Company) where such acquisition causes any such Person to own fifty percent (50%) or more of the combined voting power of the Company’s then outstanding capital stock then entitled to vote generally in the election of directors;

(ii) a reorganization, merger, consolidation or other corporate transaction involving the Company (or of any direct or indirect subsidiary of the Company owning more than 75% of the consolidated assets of the Company) with respect to which the shareholders of the Company immediately prior to such transaction do not, immediately after the transaction, own more than fifty percent (50%) of the combined voting power of the reorganized, merged or consolidated company’s then outstanding voting securities;

(iii) the sale, transfer or assignment of all or substantially all of the assets of the Company (or of any direct or indirect subsidiary of the Company owning more than 75% of the consolidated assets of the Company) to any third party; or

(iv) any other transactions or series of related transactions occurring which have substantially the same effect as the transactions specified in clauses (i) through (iii) as reasonably determined by the Board of Directors.

(j) “Closing Price” means, with respect to the Common Stock and on any particular date, the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on such date as reported in composite transactions for the principal U.S. securities exchange on which the Common Stock is listed or admitted for trading or, if the Common Stock is not listed or admitted for trading on a United States national or regional securities exchange, as reported on the quotation system on which such security is quoted. If the Common Stock is not listed or admitted for trading on a United States national or regional securities exchange and not reported on a quotation system on such date, the “Closing Price” will be the last quoted bid price for the Common Stock in the over-the-counter market on such date as reported by the OTC Markets Group Inc. or similar organization. If none of the foregoing apply, the last reported sale price will be the average of the mid-point of the last bid and ask prices for the Common Stock on such date from each of at least three nationally recognized investment banking firms selected by the Company for this purpose.

(k) “Common Stock” means the common stock, no par value, of the Company.

(l) “Company” has the meaning set forth in the preamble.

(m) “Conversion Date” has the meaning set forth in Section 6(b)(i).

(n) “Conversion Notice” has the meaning set forth in Section 6(b)(i).

(o) “Conversion Price” means $1.00 per share of Common Stock, as the same may be adjusted as provided in Section 7 hereof.

(p) “Conversion Rate” means a number equal to (i) $100.00 (as adjusted for any split, subdivision, combination or consolidation, recapitalization or similar event with respect to the Series C Preferred Stock) divided by (ii) the Conversion Price.

(q) “Deemed Liquidation” has the meaning set forth in Section 5(d).

(r) “Deemed Liquidation Payment” has the meaning set forth in Section 5(d).

(s) “Distribution” means payment of dividends or distributions, whether payable in cash, securities, options or other property (including any distributions of any rights, (including rights relating to the issuance, grant or sale of stock, warrants, securities or other property)).

(t) “DTC” has the meaning set forth in Section 6(b)(ii).

(u) “Fair Market Value” means, (i) for any security, the Closing Price, (ii) with respect to property other than a security, the fair market value determined in good faith by a nationally recognized investment banking firm selected by the Company, and (iii) for any cash, the amount of such cash.

(v) “Holder” means a holder of shares of Series C Preferred Stock.

(w) “Junior Securities” has the meaning set forth in Section 5(a).

(x) “Liquidation Preference” has the meaning set forth in Section 5.

(y) “Parity Securities” has the meaning set forth in Section 5(a).

(z) “Person” means any individual, entity or “group,” within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Act.

(aa) “Registration Rights Agreement” has the meaning set forth in the Securities Purchase Agreement.

(bb) “Reorganization” means

(i) an acquisition, reorganization, merger, consolidation or other corporate transaction involving the Company (or of any direct or indirect subsidiary of the Company owning more than 75% of the consolidated assets of the Company);

(ii) the sale, transfer or assignment of all or substantially all of the assets of the Company (or of any direct or indirect subsidiary of the Company owning more than 75% of the consolidated assets of the Company); or

(iii) any other transactions or series of related transactions occurring which have substantially the same effect as the transactions specified in clauses (i) or (ii) as reasonably determined by the Board of Directors.

(cc) “Required Reserve Amount” has the meaning set forth in Section 6(d).

(dd) “Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated as of November 13, 2012, by and between the Company and the investors named therein.

(ee) “Senior Indebtedness” means (i) the principal, premium, if any, and interest in respect of (A) indebtedness of the Company for money borrowed (including deposit obligations) and (B) indebtedness evidenced by securities, notes, debentures, bonds or other similar instruments issued by the Company; (ii) all capital lease obligations of the Company; (iii) all obligations of the Company issued or assumed as the deferred purchase price of property, all conditional sale obligations of the Company and all obligations of the Company under any conditional sale or title retention agreement (but excluding trade accounts payable in the ordinary course of business); (iv) all obligations, contingent or otherwise, of the Company in respect of any letters of credit, banker’s acceptance, security purchase facilities and similar credit transactions; (v) all obligations of the Company in respect of interest rate swap, cap or other agreements, interest rate future or options contracts, currency swap agreements, currency future or option contract and other similar agreements; (vi) all obligations of the type referred to in clauses (i) through (v) of other persons for the payment of which the Company is responsible or liable as obligor, guarantor or otherwise; and (vii) all obligations of the type referred to in clauses (i) through (vi) of other persons secured by any lien on any property or asset of the Company (whether or not such obligation is assumed by the Company).

(ff) “Senior Securities” has the meaning set forth in Section 5(a).

(gg) “Series A Preferred Stock” means the 6,970 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A, $1.00 par value per share, of the Company previously issued to the U.S. Department of Treasury by the Company pursuant to the U.S Department of Treasury’s Trouble Asset Relief Program Capital Purchase Program.

(hh) “Series B Preferred Stock” means the 349 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series B, $1.00 par value per share, of the Company previously issued to the U.S. Department of Treasury by the Company pursuant to the U.S Department of Treasury’s Trouble Asset Relief Program Capital Purchase Program.

(ii) “Series C Preferred Stock” has the meaning set forth in Section 3.

(jj) “Series D Preferred Stock” means the shares of Series D Convertible Noncumulative Perpetual Preferred Stock, $1.00 par value per share, of the Company.

(kk) “Series E Preferred Stock” means the shares of Series E Convertible Noncumulative Perpetual Preferred Stock, $1.00 par value per share, of the Company.

(ll) “Share Delivery Date” has the meaning set forth in Section 6(b)(ii).

(mm) “Surviving Entity” means the successor Person in any Reorganization other than the Company, provided that if (i) such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on a national securities exchange, quotation system or over-the-counter market and (ii) the common stock or equivalent equity security of the parent entity that, directly or indirectly, controls such Person (a “Parent Entity”) is quoted or listed on a national securities exchange, quotation system or over-the-counter market, “Surviving Entity” shall mean such Person’s Parent Entity; provided further that if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of a Reorganization shall be deemed to be the “Surviving Entity”.

(nn) “Transaction Documents” means collectively the Securities and Purchase Agreement, the Registration Rights Agreement, and each of the other agreements entered into by the Company, on the one hand, and Holders and/or the holders of the Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, on the other hand, in connection with the issuance of the Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock.

(oo) “4.9 Maximum Percentage” has the meaning set forth in Section 6(f)(ii).

(pp) “9.9 Maximum Percentage” has the meaning set forth in Section 6(f)(i).

2. Interpretation. For the purposes hereof, unless the context requires otherwise: (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires; (ii) the terms “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to the Certificate of Designations as a whole and not to any particular provision of the Certificate of Designations, and Section references are to the Sections of the Certificate of Designations unless otherwise specified; (iii) the word “including” and words of similar import when used in the Certificate of Designations shall mean “including, without limitation,” unless the context otherwise requires or unless otherwise specified; (iv) the word

“or” shall not be exclusive; (v) the terms “Dollars”, “cents” and “$” shall mean U.S. dollars; (vi) with respect to determination of any period of time, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”; (vii) references to any statute shall be deemed to refer to such statute as amended, modified, codified, reenacted, supplemented or superseded in whole or in part and in effect from time to time, and also to all rules and regulations promulgated thereunder; (viii) the word “hereby,” or the term “contemplated hereby,” when used in the Certificate of Designations, shall refer to the Certificate of Incorporation and the Certificate of Designations and not to any other agreement or instrument; and (ix) any calculations of “as-converted” or “fully converted” basis or similar concept, unless otherwise expressly provided otherwise, shall be of the maximum number of shares of Common Stock into which such Series C Preferred Stock would be convertible assuming for such purposes that the Series C Preferred Stock would be convertible (without regard to any limitations on the conversion of the Series C Preferred Stock contained in this Certificate of Designations) assuming that there would be sufficient authorized shares of Common Stock to permit such conversion at such time.

3. Designation; Number of Shares. The series of preferred stock to which this Statement of Designation relates is designated “Series C Convertible Noncumulative Perpetual Preferred Stock,” par value $1.00 per share (the “Series C Preferred Stock”). Each share of Series C Preferred Stock has the designations, preferences, limitations and relative, participating, optional or other special rights and privileges, and the qualifications, limitations and restrictions as described herein. The authorized number of shares of Series C Preferred Stock is 350,000. Except as set forth in Section 6(f), each share of Series C Preferred Stock is identical in all respects to every other share of Series C Preferred Stock. The Series C Preferred Stock shall be perpetual until such time as no shares of Series C Preferred Stock remain outstanding.

4. Dividends. Distributions may be paid on the Series C Preferred Stock as and when declared by the Board of Directors, subject, however, to the prior and superior rights of the holders of Senior Securities. In addition, the Holders of record shall be entitled to receive, on a fully converted basis (without regard to any limitations on the conversion of the Series C Preferred Stock contained in this Certificate of Designations), as, when, and if declared by the Board of Directors, Distributions in the same per share amount as paid on the Common Stock, and no Distributions shall be payable on Junior Securities or Parity Securities unless an identical Distribution is payable at the same time on the Series C Preferred Stock; provided however, that if a Distribution payable in Common Stock is declared on the Common Stock, the Conversion Price shall be adjusted pursuant to Section 7 in lieu of the Holders receiving an equivalent Distribution. Distributions that are payable on Series C Preferred Stock shall be payable to the Holders of record as they appear on the stock register of the Company on the applicable record date, as determined by the Board of Directors, which record date, in the case of a Distribution in which a Distribution is also paid on the Common Stock, shall be the same as the record date for the Distribution on the Common Stock. The Company will not make any Distribution to the stockholders of the Company which could reasonably be determined to materially adversely affect the rights, powers, privileges and preferences afforded to the Holders with respect to the right to receive the Liquidation Preference in the event of any liquidation, dissolution or winding up of the affairs of the Company (including any such event following a sale, transfer or assignment of all or substantially all of the assets of the Company).

5. Liquidation Preference.

(a) Rank. The Series C Preferred Stock will, with respect to dividend rights and rights on liquidation, winding-up and dissolution, in each case rank (i) subordinate and junior to the Company’s Series A Preferred Stock and Series B Preferred Stock, Senior Indebtedness (as defined herein) and all other securities of the Company issued or established after the date of this Certificate of Designations by the Company which, by their respective terms, are senior to the Series C Preferred Stock (“Senior Securities”); (ii) on parity with the Company’s Series D Preferred Stock, the Series E Preferred Stock and each other class or series of preferred stock established after the date of this Certificate of Designations by the Company the terms of which expressly provide that such class or series will rank on a parity with the Series C Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company (“Parity Securities”); and (iii) senior to the Company’s Common Stock and each other class or series of the Company’s capital stock outstanding or established or issued after date of this Certificate of Designations by the Company the terms of which do not expressly provide that such shares of capital stock rank on a parity with or senior to the Series C Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company (“Junior Securities”).

(b) Liquidation Preference. In the event of any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, Holders shall be entitled to receive for each share of Series C Preferred Stock, out of the assets of the Company or proceeds thereof (whether capital or surplus) available for distribution to stockholders of the Company, subject to the rights of any creditors of the Company, before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock or any other Junior Securities, an amount equal to the greater of (i) the sum of (A) $100.00 per share of the Series C Preferred Stock (as adjusted for any split, subdivision, combination or consolidation, recapitalization or similar event with respect to the Series C Preferred Stock) and (B) the amount of any declared, but unpaid, Distributions to the date of payment and (ii) the amount such Holder would have received if such share of Series C Preferred Stock had been fully converted into shares of Common Stock in accordance with this Certificate of Designations (without regard to any limitations on the conversion of the Series C Preferred Stock contained in this Certificate of Designations) immediately prior to such liquidation, dissolution or winding up (such greater amount of the foregoing clauses (i) and (ii), the “Liquidation Preference”).

(c) Partial Payment. If, in any distribution described in Section 4 and this Section 5, the assets of the Company or proceeds thereof are not sufficient to pay in full the amounts payable with respect to all outstanding shares of Series C Preferred Stock and the corresponding amounts payable with respect to any other stock of the Company ranking equally with Series C Preferred Stock as to such distribution, Holders and the holders of such other stock shall share ratably in any such distribution in proportion to the full respective distributions to which they are entitled.

(d) Change in Control; Deemed Liquidations. Not less than twenty calendar days prior to the date that a contemplated Change of Control is expected to be consummated, the Company shall notify each Holder of the anticipated consummation date of such Change of Control by written notice via facsimile or email and overnight courier. Upon the election of a Holder (an “Electing Holder”) in writing given to the Company not later than five Business Days prior to the anticipated consummation date in the foregoing notice, the consummation by the Company of a Change of Control will constitute a liquidation, dissolution or winding up of the Company (a “Deemed Liquidation”) solely with respect to any or all of the Series C Preferred Stock held by such Holders and, upon such election, shall have the right to receive a distribution in accordance with this Section 5 (a “Deemed Liquidation Payment”). The Company shall make payment of the Deemed Liquidation Payment to any Electing Holder concurrently with the consummation of such Change of Control and in the event that the Company does not pay the Deemed Liquidation Payment on such date, an Electing Holder shall have the right to void its election. If the Company fails to pay the Deemed Liquidation Payment in full when due in accordance with this Section 5(d), the Company will pay interest thereon at a rate equal to the lesser of 25% per annum and the maximum rate permitted by applicable law, accruing daily from such date until the Deemed Liquidation Payment, plus all such interest thereon, is paid in full. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to comply with its obligations under this Section 5(d).

6. Conversion.

(a) Conversion. Subject to the provisions of Section 6(f), each share of Series C Preferred Stock shall be convertible at the sole discretion of the Holder into a number of shares of Common Stock equal to the then applicable Conversion Rate in the manner set forth in Section 6(b). Subject to the provisions of Section 6(f), the number of shares of Common Stock into which a share of Series C Preferred Stock shall be convertible shall be determined by dividing (i) $100.00 (as adjusted for any split, subdivision, combination or consolidation, recapitalization or similar event with respect to the Series C Preferred Stock) by (ii) the then Conversion Price (subject to the conversion procedures set forth below in Section 6(b)).

(b) Conversion Mechanics.

(i) Subject to the provisions of Section 6(f), a Holder may elect to convert any or all of such Holder’s shares of Series C Preferred Stock into a number of shares of Common Stock equal to the then applicable Conversion Rate, at any time in whole or from time to time in part, as and when provided in Section 6 upon written notice delivered to the Company (at the registered office of the Company or at any office of any agent or agents of the Company, as may be designated by the Board of Directors, who shall provide prompt notice of such designation to the Holders in accordance with Section 13, specifying the number of shares of Series C Preferred Stock such Holder is electing to convert (“Conversion Notice”), accompanied by the duly endorsed certificate or certificates evidencing outstanding shares of Series C Preferred Stock (“Certificate(s)” and together with the Conversion Notice, the “Conversion Documents”). The conversion date for such conversion shall be the date on which the Company actually receives the Conversion Documents (but in no event later than the date upon which delivery of the Conversion Documents would be deemed pursuant to Section 13) (the “Conversion Date”) and the Person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on the Conversion Date.

(ii) Upon receipt by the Company of the Conversion Documents, the Company shall, as soon as practicable, but in any event within one Trading Day thereafter, send, via facsimile or email, a confirmation of receipt and copies of such Conversion Documents to such Holder and to the transfer agent, which confirmation shall constitute an instruction to the transfer agent to process such Conversion Notice in accordance with the terms herein and as soon as practicable following the Conversion Date (and in any event within three Trading Days thereafter (the “Share Delivery Date”) and (A) provided the transfer agent is participating in the The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which such Holder shall be entitled to such Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (B) if the transfer agent is not participating in the DTC Fast Automated Securities Transfer Program or if such Holder elected (in the Conversion Notice) to not have the shares of Common Stock credited to such Holder’s balance account with DTC, issue and deliver, to the address as specified in the Conversion Notice, one or more certificates representing shares of Common Stock to which such Holder shall be entitled. In the event less than all of the shares of Series C Preferred Stock represented by a Certificate are being converted into Common Stock by the Holder, a new Certificate, of like tenor, at the Company’s sole cost and expense, shall be issued and delivered promptly (and in no event later than the Share Delivery Date) to the Holder representing the number of such shares of Series C Preferred Stock that are not being converted.

(iii) From and after the Conversion Date, the shares of Series C Preferred Stock to be converted on such Conversion Date will no longer be deemed to be outstanding and all rights of the Holder as Holder (except the right to receive the Common Stock upon conversion) shall cease and terminate with respect to such shares; provided that a Holder shall be entitled to receive any Distributions that were declared prior to, but remain unpaid as of, the Conversion Date; provided further that in the event that a share of Series C Preferred Stock is not converted due to a default by the Company or because the Company is otherwise unable to issue the requisite shares of Common Stock, such share of Series C Preferred Stock will remain outstanding and will be entitled to all of the rights as provided herein.

(iv) The Company acknowledges that a breach by it of its obligations under this Section 6(b) will cause irreparable harm to a Holder. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 6(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 6(b), that a Holder shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance, without the necessity of showing economic loss and without any bond or other security being required.

(c) No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of Section 7 and this Section 6 in the taking of all such actions as may be necessary or appropriate in order to protect the conversion rights of the Holders against impairment.

(d) Reservation of Shares Issuable Upon Conversion. The Company will at all times reserve and keep available out of its authorized but unissued Common Stock solely for the purpose of effecting the conversion of the Series C Preferred Stock such number of shares of Common Stock as will from time to time be sufficient to effect the conversion of all outstanding Series C Preferred Stock and all shares of Series C Preferred Stock that would be issuable upon the full conversion of all outstanding Series D Preferred Stock and Series E Preferred Stock, in each case, without regard to any limitations on conversions contained in this Certificate of Designations (the “Required Reserve Amount”). If at any time while any shares of Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Series C Preferred Stock (including any shares of Series C Preferred Stock that could result from the conversion of Series D Preferred Stock or Series E Preferred Stock into Series C Preferred Stock) at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the shares of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than 60 days after the occurrence of such Authorized Share Failure, the Company shall file a proxy statement for a special meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause the Board of Directors to unanimously recommend to the stockholders that they approve such proposal.

(e) Cash Damages. If by the Share Delivery Date, the Company shall fail to issue and deliver to a Holder (i) the number of shares of Common Stock to which such Holder is entitled hereunder upon such Holder’s conversion of the Series C Preferred Stock or (ii) a new certificate representing the number of shares of Series C Preferred Stock that are not being converted, in addition to all other available remedies to which such Holder may pursue hereunder and under the Transaction Documents, the Company shall pay additional damages to such Holder on each Business Day after the Share Delivery Date that such conversion is not timely effected in an amount equal to 0.5% of the product of (A) the number of shares of Common Stock not issued to such Holder by the Share Delivery Date and to which such Holder is entitled (or in the case of failure to deliver a new certificate representing shares of Series C Preferred Stock not being converted, the number of shares of Common Stock issuable upon conversion of such shares of Series C Preferred Stock that would be represented by such certificate as of the Share Delivery Date), multiplied by (B) the Closing Price of the Common Stock on the Share Delivery Date. If the Company fails to pay the damages set forth in this Section 6(e) within five Business Days of the date incurred, then such payments shall bear interest at the rate of 1.5% per month (pro rated for partial months) until such payments are made. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock and/or a certificate representing the remaining shares of Series C Preferred Stock upon conversion of the Series C Preferred Stock in accordance with the terms hereof.

(f) Limitation on Beneficial Ownership.

(i) If an initial Holder of Series C Preferred Stock acquired both Series C Preferred Stock and Series D Preferred Stock pursuant to the Securities Purchase Agreement, then the following provision shall apply to such Holder (and any direct or indirect transferee of such Holder): Notwithstanding anything to the contrary contained in this Certificate of Designations, the shares of Series C Preferred Stock held by a Holder shall not be convertible by such Holder to the extent (but only to the extent) that such Holder or any of its affiliates would beneficially own in excess of 9.9% (the “9.9 Maximum Percentage”) of the Common Stock. To the extent the above limitation applies, the determination of whether the shares of Series C Preferred Stock held by such Holder shall be convertible (vis-à-vis other convertible, exercisable or exchangeable securities owned by such Holder or any of its affiliates) and of which such securities shall be convertible, exercisable or exchangeable (as among all such securities owned by such Holder and its affiliates) shall, subject to such 9.9 Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability of a Holder to convert shares of Series C Preferred Stock pursuant to this Section 6(f)(i) shall have any effect on the applicability of the provisions of this Section 6(f)(i) with respect to any subsequent determination of convertibility. For purposes of this Section 6(f)(i), beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the Act and the rules and regulations promulgated thereunder. The provisions of this Section 6(f)(i) shall be implemented in a manner otherwise than in strict conformity with the terms of this Section 6(f)(i) to correct this Section 6(f)(i) (or any portion hereof) which may be defective or inconsistent with the intended 9.9 Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such 9.9 Maximum Percentage limitation. The limitations contained in this Section 6(f)(i) shall apply to a successor holder of shares of Series C Preferred Stock. The holders of Common Stock shall be third party beneficiaries of this Section 6(f)(i) and the Company may not amend or waive this Section 6(f)(i) without the consent of holders of a majority of its Common Stock. For any reason at any time, upon the written or oral request of a Holder, the Company shall within one (1) Business Day confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock.

(ii) If an initial Holder of Series C Preferred Stock acquired either (i) solely Series C Preferred Stock or (ii) both Series C Preferred Stock and Series E Preferred Stock pursuant to the Securities Purchase Agreement, then the following provision shall apply to such Holder (and any direct or indirect transferee of such Holder): Notwithstanding anything to the contrary contained in this Certificate of Designations, the shares of Series C Preferred Stock held by a Holder shall not be convertible by such Holder to the extent (but only to the extent) that such Holder or any of its affiliates would beneficially own in excess of 4.9% (the “4.9 Maximum Percentage”) of the Common Stock. To the extent the above limitation applies, the determination of whether the shares of Series C Preferred Stock held by such Holder shall be convertible (vis-à-vis other convertible, exercisable or exchangeable securities owned by such Holder or any of its affiliates) and of which such securities shall be convertible, exercisable or exchangeable (as among all such securities owned by such Holder and its affiliates) shall, subject to such 4.9 Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability of a Holder to convert shares of Series C Preferred Stock pursuant to this Section 6(f)(ii) shall have any effect on the applicability of the provisions of this Section 6(f)(ii) with respect to any subsequent determination of convertibility. For purposes of this Section 6(f)(ii), beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the Act and the rules and regulations promulgated thereunder. The provisions of this Section 6(f)(ii) shall be implemented in a manner otherwise than in strict conformity with the terms of this Section 6(f)(ii) to correct this Section 6(f)(ii) (or any portion hereof) which may be defective or inconsistent with the intended 4.9 Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such 4.9 Maximum Percentage limitation. The limitations contained in this Section 6(f)(ii) shall apply to a successor holder of shares of Series C Preferred Stock. The holders of Common Stock shall be third party beneficiaries of this Section 6(f)(ii) and the Company may not amend or waive this Section 6(f)(ii) without the consent of holders of a majority of its Common Stock. For any reason at any time, upon the written or oral request of a Holder, the

Company shall within one (1) Business Day confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock.

7. Anti-Dilution Adjustments.

(a) Adjustments for Combinations or Divisions of Common Stock. In the event that the Company at any time or from time to time shall effect a division of the Common Stock into a greater number of shares (by stock split, reclassification or otherwise than by payment of distributions in Common Stock or in any right to acquire the Common Stock), the Conversion Price in effect immediately before that subdivision shall be proportionately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series C Preferred Stock shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding. In the event the outstanding Common Stock shall be combined or consolidated, by reclassification, reverse stock split or otherwise, into a lesser number of shares of the Common Stock, the Conversion Price in effect immediately before such combination shall be proportionately increased so that the number of shares of Common Stock issuable on conversion of each share of Series C Preferred Stock shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding. Any adjustment under this Section shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b) Adjustments for Reclassification and Reorganization. If the Common Stock issuable upon conversion of the Series C Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, consolidation, reclassification or otherwise (other than a division or combination of shares provided for in Section 7(a)), a Holder’s right to convert the Series C Preferred Stock into Common Stock then in effect shall, concurrently with the effectiveness of such transaction, be proportionately adjusted so that the Series C Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the Holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of such shares that would have been subject to receipt by such Holder upon conversion of the Series C Preferred Stock into Common Stock immediately before that change (without regard to any limitations on conversions contained in this Certificate of Designations).

(c) Adjustment for Dividends and Distributions in Shares of Common Stock. In the event the Company at any time or from time to time shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a Distribution payable on the Common Stock in additional shares of Common Stock, then and in each such event the Conversion Price in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction:

(i) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance on the close of business on such record date, and

(ii) the denominator of which shall be (A) the total number of shares of Common Stock issued and outstanding immediately after prior to the time of such issuance on the close of business on such record date plus (B) the number of shares of Common Stock issuable in payment of such dividend or distribution.

Notwithstanding the foregoing, however, if such record date shall have been fixed and such Distribution is not fully paid on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this Section 7(c) as of the time of actual payment of such Distribution.

(d) Certificates as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 7, the Company at its expense shall, as promptly as reasonably practicable but in any event not later than five Business Days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each Holder a certificate executed by the Company’s President and Chief Executive Officer (or other appropriate officer) setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, as promptly as reasonably practicable after the written request at any time of any Holder (but in any event not later than five Business Days following such request), furnish or cause to be furnished to such Holder a like certificate setting forth (i) such adjustments and readjustments, and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series C Preferred Stock.

8. Redemption. Except as set forth in Section 5(d), the Series C Preferred Stock shall not be redeemable either at the Company’s option or at the option of the Holders at any time. Notwithstanding the foregoing, the Company shall not be prohibited from repurchasing or otherwise acquiring shares of Series C Preferred Stock in voluntary transactions; provided that Company must offer to repurchase shares of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock on a pro rata basis among the Holders, the holders of Series D Preferred Stock and the holders of Series E Preferred Stock. Subject to Section 10, any shares of Series C Preferred Stock repurchased or otherwise acquired may be cancelled by the Company and thereafter be reissued as shares of any series of preferred stock of the Company. The Company may not purchase, repurchase or redeem any Junior Securities (other than pursuant to equity incentive agreements with employees giving the Company the right to repurchase Junior Securities upon the termination of services at cost).

9. Voting Rights. On any matter presented to the holders of the Common Stock for a vote by them at any meeting of such holders (or by written consent thereof in lieu of meeting),

each Holder shall be entitled to cast a number of votes equal to the maximum number of shares of Common Stock into which such Holder’s shares of Series C Preferred Stock are convertible as of the record date for determining holders of the Common Stock entitled to vote on such matter (without regard to any limitations on the conversion of the Series C Preferred Stock contained in this Certificate of Designations). Except as required by law or by the other provisions of the Certificate of Incorporation, Holders shall vote together with the holders of Common Stock as a single class on all matters submitted to the stockholders of the Company.

10. Protective Provisions. So long as any shares of Series C Preferred Stock are issued and outstanding, the Company will not (including by means of merger, consolidation or otherwise), without obtaining the approval (by vote or written consent) of the Holders of a majority of the issued and outstanding shares of Series C Preferred Stock, (a) issue additional amounts or classes of Senior Securities, (b) modify the terms of the Series C Preferred Stock so as to significantly and adversely affect its rights or preference, as reasonably determined by the Holders, (c) liquidate, dissolve or wind-up the business and affairs of the Company in any form of transaction, or consent to any of the foregoing, (d) pay dividends when preferred dividends on the Series C Preferred Stock are in arrears or (e) take any other action which, under the laws of Delaware or any other applicable law, requires the prior approval (by vote or written consent) of the Series C Preferred Stock voting as a separate class.

11. Assumption. Upon the occurrence of any Reorganization, the Company shall cause the Surviving Party to, and the Surviving Party shall, be substituted for the Company (so that from and after the date of such Reorganization, the provisions of this Certificate of Designations referring to the “Company” shall refer instead to such Surviving Party) and succeed to and assume all of the obligations, rights and powers of the Company under this Certificate of Designations with the same effect as if such Surviving Party had been named as the Company herein with respect to the shares of Series C Preferred Stock of any Holder who elects such assumption. Upon consummation of such Reorganization, the Surviving Party shall deliver to each Holder that (a) did not elect to treat such Reorganization (if such Reorganization constitutes a Change in Control) as a Deemed Liquidation with respect to all such Holder’s shares of Series C Preferred Stock and (b) elected to have such Surviving Party succeed to the Company’s obligations hereunder, confirmation that there shall be issued upon conversion of the shares of Series C Preferred Stock at any time after the consummation of such Reorganization, in lieu of the shares of Common Stock issuable upon the conversion of the shares of Series C Preferred Stock prior to such Reorganization, such shares of common stock (or their equivalent) of the Surviving Party, as adjusted to reflect the value of such Reorganization, in accordance with the provisions of this Certificate of Designations. The provisions of this Section 11 shall apply similarly and equally to successive Reorganizations and shall be applied without regard to any limitations on the conversion of the shares of Series C Preferred Stock.

12. Taxes.

(a) If the Company believes that it is required to make a deduction or withholding for or on account of tax from a payment due to a Holder under this Certificate of Designations (or that there is a change in the rate or the basis of such deduction or withholding), the Company shall notify the affected Holders promptly and provide such Holders with a reasonable opportunity to provide any necessary information that may enable the Holders to avoid such deduction or withholding.

(b) The Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of Common Stock upon conversion or due upon the issuance of a new Certificate for any shares of Series C Preferred Stock not converted, except for any documentary, stamp or similar issue or transfer tax due because any shares of Common Stock or Series C Preferred Stock are issued in a name other than the name of the converting Holder.

13. Notices. Any notice required by the provisions hereof to be given must be made in writing and will be deemed delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) one Business Day after deposit with an overnight courier service or (iv) five days after being sent by certified or registered mail, in each case properly addressed to the party to receive such notice. Unless the Company otherwise provides the Holders notice thereof in accordance with this Section 13, the Company’s address for notices hereunder shall be 357 Roosevelt Road, Glen Ellyn, Illinois 60137.

14. Record Holders. To the fullest extent permitted by law, the Company will be entitled to recognize the Holder of record as the true and lawful owner thereof for all purposes and will not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it will have express or other notice thereof.

15. No Preemptive Rights. Except as otherwise set forth in any agreement with the Company, no share of Series C Preferred Stock has any rights of preemption whatsoever as to any securities of the Company, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.

16. Other Rights. The shares of Series C Preferred Stock have no rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or as provided by applicable law.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed on its behalf by its President and Chief Executive Officer and attested by its Corporate Secretary on this      day of         , 2013.

Scott W. Hamer
President and Chief Executive Officer

Christopher P. Barton
Corporate Secretary

Proxy Card for Common Stockholders

COMMUNITY FINANCIAL SHARES, INC.

THIS PROXY IS SOLICITED BY THE

BOARD OF DIRECTORS

FOR THE ANNUAL MEETING

OF STOCKHOLDERS

TO BE HELD ON             , 2013

Please complete, date, sign and mail the

detached proxy card in the enclosed

postage-prepaid envelope.

IMPORTANT NOTICE REGARDING THE

AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDERS MEETING TO BE

HELD ON             , 2013

The Proxy Statement and Annual Report to

Stockholders are available at

                    .

On this website, the Company also posts the Company’s

2012 Annual Report on Form 10-K, as filed with the

U.S. Securities and Exchange Commission, including the

Company’s 2012 audited consolidated financial statements.

If you plan to personally attend the Annual Meeting of Stockholders,

please check the box below and list the names of any attendees on the reverse side.

I/we do plan to attend the 2013 meeting. ☐

Community Financial Shares, Inc.

Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders to be held

            , 2013

The undersigned hereby appoints                                         , and each of them individually, as proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote at the Annual Meeting of Stockholders of COMMUNITY FINANCIAL SHARES, INC. (the “Company”) to be held on                     , and at any adjournments thereof, on the following proposals:

1.	Election of Directors to a One-Year Term:

	FOR	WITHHOLD
01 Penny A. Belke, DDS	☐	☐
02 Raymond A. Dieter, MD	☐	☐
03 Scott W. Hamer	☐	☐
04 Christopher M. Hurst	☐	☐
05 Mary Beth Moran	☐	☐
06 John M. Mulherin	☐	☐
07 Daniel Strauss	☐	☐
08 Donald H. Wilson	☐	☐

2.	The approval of a proposal to change the Company’s state of incorporation from the State of Delaware to the State of Maryland.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	The approval of a proposal to amend the Certificate of Designations for the Company’s Series C Convertible Noncumulative Perpetual Preferred Stock (the “Series C Preferred Stock”) to include conversion blockers that will prevent a holder of the Series C Preferred Stock from converting shares of the Series C Preferred Stock to the extent that such conversion would result in the holder or its affiliates beneficially owning more than 9.9% or 4.9%, as applicable, of the Company’s outstanding common stock.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4.	Ratification of the appointment of BKD LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013.

FOR	AGAINST	ABSTAIN
☐	☐	☐

5.	The approval of a non-binding resolution to approve the compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAIN
☐	☐	☐

6.	An advisory vote on the frequency of the non-binding advisory vote on the compensation of the Company’s named executive officers.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
☐	☐	☐	☐

The Company’s Board of Directors recommends that you vote “FOR” each of the nominees and proposals set forth in (1) through (5) above and that you vote “ONE YEAR” with respect to proposal (6) above. You are encouraged to specify your choices by marking the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendations. Your shares cannot be voted by the proxies unless you sign, date and return this card.

The proxies named above are authorized to vote in their discretion with respect to other matters that properly come before the Annual Meeting or any adjournment of the Annual Meeting. The Company does not know of any such other matters to be presented at the Annual Meeting.

When this proxy is properly executed, the shares to which it relates will be voted in the manner directed herein. If no direction is made, the shares will be voted “FOR” each of the nominees and proposals set forth in (1) through (5) above and that you vote “ONE YEAR” with respect to proposal (6) above.

By signing this Proxy Card you acknowledge receipt of the Notice of Annual Meeting of Stockholders to be held on             , 2013 and the related proxy statement dated             , 2013.

Signature	Date	Signature	Date

Please sign exactly as your name (or names) appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized partner. The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. As described more fully in the accompanying proxy statement, you may revoke this proxy by submitting a later dated Proxy or written notice of revocation or by attending the Annual Meeting and voting your shares in person. Attendance at the Annual Meeting will not in itself constitute revocation of your proxy.

Proxy Card for Series C Preferred Stockholders

COMMUNITY FINANCIAL SHARES, INC.

THIS PROXY IS SOLICITED BY THE

BOARD OF DIRECTORS

FOR THE ANNUAL MEETING

OF STOCKHOLDERS

TO BE HELD ON             , 2013

Please complete, date, sign and mail the

detached proxy card in the enclosed

postage-prepaid envelope.

IMPORTANT NOTICE REGARDING THE

AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDERS MEETING TO BE

HELD ON             , 2013

The Proxy Statement and Annual Report to

Stockholders are available at

                    .

On this website, the Company also posts the Company’s

2012 Annual Report on Form 10-K, as filed with the

U.S. Securities and Exchange Commission, including the

Company’s 2012 audited consolidated financial statements.

If you plan to personally attend the Annual Meeting of Stockholders,

please check the box below and list the names of any attendees on the reverse side.

I/we do plan to attend the 2013 meeting. ☐

Community Financial Shares, Inc.

Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders to be held

            , 2013

The undersigned hereby appoints                                         , and each of them individually, as proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote at the Annual Meeting of Stockholders of COMMUNITY FINANCIAL SHARES, INC. (the “Company”) to be held on                     , and at any adjournments thereof, on the following proposals:

1.	Election of Directors to a One-Year Term:

	FOR	WITHHOLD
01 Penny A. Belke, DDS	☐	☐
02 Raymond A. Dieter, MD	☐	☐
03 Scott W. Hamer	☐	☐
04 Christopher M. Hurst	☐	☐
05 Mary Beth Moran	☐	☐
06 John M. Mulherin	☐	☐
07 Daniel Strauss	☐	☐
08 Donald H. Wilson	☐	☐

2.	The approval of a proposal to change the Company’s state of incorporation from the State of Delaware to the State of Maryland.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	The approval of a proposal to amend the Certificate of Designations for the Company’s Series C Convertible Noncumulative Perpetual Preferred Stock (the “Series C Preferred Stock”) to include conversion blockers that will prevent a holder of the Series C Preferred Stock from converting shares of the Series C Preferred Stock to the extent that such conversion would result in the holder or its affiliates beneficially owning more than 9.9% or 4.9%, as applicable, of the Company’s outstanding common stock.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4.	Ratification of the appointment of BKD LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013.

FOR	AGAINST	ABSTAIN
☐	☐	☐

5.	The approval of a non-binding resolution to approve the compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAIN
☐	☐	☐

6.	An advisory vote on the frequency of the non-binding advisory vote on the compensation of the Company’s named executive officers.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
☐	☐	☐	☐

The Company’s Board of Directors recommends that you vote “FOR” each of the nominees and proposals set forth in (1) through (5) above and that you vote “ONE YEAR” with respect to proposal (6) above. You are encouraged to specify your choices by marking the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendations. Your shares cannot be voted by the proxies unless you sign, date and return this card.

The proxies named above are authorized to vote in their discretion with respect to other matters that properly come before the Annual Meeting or any adjournment of the Annual Meeting. The Company does not know of any such other matters to be presented at the Annual Meeting.

When this proxy is properly executed, the shares to which it relates will be voted in the manner directed herein. If no direction is made, the shares will be voted “FOR” each of the nominees and proposals set forth in (1) through (5) above and that you vote “ONE YEAR” with respect to proposal (6) above.

By signing this Proxy Card you acknowledge receipt of the Notice of Annual Meeting of Stockholders to be held on             , 2013 and the related proxy statement dated             , 2013.

Signature	Date	Signature	Date

Please sign exactly as your name (or names) appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized partner. The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. As described more fully in the accompanying proxy statement, you may revoke this proxy by submitting a later dated Proxy or written notice of revocation or by attending the Annual Meeting and voting your shares in person. Attendance at the Annual Meeting will not in itself constitute revocation of your proxy.